UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

iAnthus Capital Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

214 KING STREET, SUITE 314

TORONTO, ONTARIO, M5H 3S6

TELEPHONE NO.: (646) 518-9411

EMAIL: INFO@IANTHUSCAPITAL.COM

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 27, 2024

To the Shareholders of iAnthus Capital Holdings, Inc.:

NOTICE IS HEREBY GIVEN that the 2024 Annual General and Special Meeting (the “Meeting”) of holders of the common shares of iAnthus Capital Holdings, Inc. (the “Company” or “iAnthus”) will be held on June 27, 2024, at 12:00 pm (Eastern time), online via live webcast. The Meeting will be held for the following purposes:

(1)	to receive the financial statements of the Company for the year ended December 31, 2023, together with the reports of the Company’s auditor thereon;

(2)	to elect five directors to serve until the next annual meeting or until their respective successors are duly elected or qualified (Proposal One);

(3)

to re-appoint PFK O’Connor Davies, LLP, Chartered Professional Accountants as auditor of the Company for the fiscal year ending December 31, 2024, and to authorize the directors to fix their remuneration (Proposal Two);

(4)

to consider and, if thought advisable, to pass an ordinary resolution reapproving, ratifying, and confirming, without amendment, the Company’s Amended and Restated Omnibus Incentive Plan as more particularly described in the Proxy Statement (Proposal Three); and

(5)

to transact such other business as may properly come before the Meeting or any adjournments or postponement thereof. The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

You will find more information on the matters for voting in the Proxy Statement on the following pages. If you are a shareholder of record (also called a registered shareholder), you may vote by mail, by toll-free telephone number or by using the Internet.

This year, shareholders and duly appointed proxyholders can attend the meeting online by going to http://meetnow.global/MVRYZ9G. Shareholders participating virtually will be able to make motions, raise points of order, submit questions and vote their shares while the meeting is being held. Non-registered (beneficial) shareholders who have not duly appointed themselves as proxyholder will be able to attend the meeting virtually as guests, but guests will not be able to vote or submit questions at the meeting.

Your vote is important! We strongly encourage you to exercise your right to vote as a shareholder. Please sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, call the toll-free number or log on to the Internet. You may revoke your proxy at any time before it is exercised.

Proxies, together with copies of the Notice, are being mailed to shareholders of record entitled to vote at the Meeting on or about May 31, 2024.

You will find instructions on how to vote beginning on page 3 of the Proxy Statement. As long as you are a shareholder at the close of business on May 28, 2024, you have the right to vote on the proposals being presented at the Meeting.

If you are a registered shareholder, you are requested to: (i) complete, date and sign the form of proxy and return it to the Company’s transfer agent, Computershare Investor Services Inc. (“Computershare”), by fax within North America at 1-866-249-7775, outside North America at (416) 263-9524, or by mail to 8th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1 or by hand delivery at 3rd Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9; (ii) use a touch-tone phone to transmit voting choices to the toll-free number given in the form of proxy (registered shareholders who choose this option must follow the instructions of the voice response system and refer to the proxy form for the toll-free number, the holder’s account number and the proxy access number); or (iii) log on to Computershare’s website at www.investorvote.com. Registered shareholders must follow the instructions provided on the website and refer to the form of proxy for the holder’s account number and the proxy access number at any time prior to the close of business on the second to last business day preceding the day of the Meeting. In order to be valid, proxies must be received by Computershare not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time set for the holding of the Meeting or any adjournment or postponement thereof. If you are not a registered shareholder and receive these materials through your broker or through another intermediary, please complete and return the form of proxy or voting instruction form in accordance with the instructions and within the timeframe provided to you by your broker or by the other intermediary.

Shareholders who wish to appoint a third-party as their proxyholder (i.e., persons other than the persons designated by iAnthus on the form of proxy or identified on their voting instruction form (including a non-registered shareholder who wishes to appoint themselves as proxyholder)) must carefully follow the instructions in this Proxy Statement and on their form of proxy or voting instruction form. If your proxyholder will be attending the meeting virtually, these instructions include the additional step of registering such proxyholder with our transfer agent, Computershare, after submitting their form of proxy or voting instruction form. Failure to register the proxyholder will result in the proxyholder not receiving an invitation code that will act as their online sign-in credentials, which is required for them to vote at the meeting and, consequently, only being able to attend the meeting online as a guest. Non-registered shareholders located in the United States must also provide Computershare with a duly completed legal proxy if they wish to vote virtually at the meeting or appoint a third-party as their proxyholder.

The persons named in the form of proxy you receive are directors and/or officers of the Company. Each shareholder has the right to appoint a proxyholder other than such persons, who need not be a shareholder, to act for such shareholder and on such shareholder’s behalf at the Meeting. To exercise such right, the names of the nominees of management should be crossed out and the name of the shareholder’s appointee should be legibly printed in the blank space provided.

By Order of the Board of Directors

/s/ Richard Proud

Richard Proud
Chief Executive Officer

New York, NY
May 22, 2024

214 KING STREET, SUITE 314

TORONTO, ONTARIO M5H 3S6

PROXY STATEMENT

FOR

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 27, 2024

DATED MAY 22, 2024

The enclosed proxy (the “Proxy Statement”) is being solicited on behalf of the management of iAnthus Capital Holdings, Inc. (the “Company” or “iAnthus”) for use at the Annual General and Special Meeting of shareholders (the “Annual General and Special Meeting” or the “Meeting”) to be held on June 27, 2024 at 12:00 pm (Eastern Time) via online webcast, or at such other time and place to which the Meeting may be adjourned or postponed. Proxies, together with copies of the Notice, are being mailed to shareholders of record entitled to vote at the Meeting on or about May 31, 2024.

In this Proxy Statement, references to “we,” “us” and “our” refer to the Company. “Shares” means common shares without par value in the capital of the Company. Unless otherwise specified, references to “C$” are to Canadian dollars and references to “$” or “US$” are to US dollars.

This year, iAnthus is conducting a virtual only shareholders’ meeting. Registered shareholders and duly appointed proxyholders can attend the meeting online at http://meetnow.global/MVRYZ9G to participate, vote, or submit questions during the meeting’s live webcast. Non-registered (beneficial) shareholders who have not duly appointed themselves as proxyholder will be able to attend the meeting virtually as guests, but guests will not be able to vote or submit questions at the meeting.

If you attend the meeting virtually, it is important that you are connected to the internet at all times during the meeting in order to vote when balloting commences. You should ensure you have a strong, preferably high-speed, internet connection wherever you intend to participate in the meeting. The meeting will begin promptly at 12:00 pm (Eastern time) on June 27, 2024, unless otherwise adjourned or postponed.

Registered Shareholders and duly appointed proxyholders can participate in the meeting by clicking “Shareholder” and entering a control number or an “Invite Code” before the start of the meeting.

•	Registered Shareholders: the 15-digit control number is located on the Form of Proxy you received.

•	Duly appointed proxyholders: Computershare Investor Services Inc. will provide the proxyholder with an Invite Code by email after the voting deadline has passed.

United States Beneficial Shareholders: To attend and vote at the virtual meeting, you must first obtain a valid Legal Proxy from your broker, bank or other agent and then register in advance to attend the meeting. Follow the instructions from your broker or bank included with the Proxy materials or contact your broker or bank to request a Legal Form of Proxy. After first obtaining a valid Legal Proxy from your broker, bank or other agent, you must submit a copy of your Legal Proxy to Computershare in order to register to attend the Meeting. Requests for registration should be sent:

By mail to:	COMPUTERSHARE
100 UNIVERSITY AVENUE 8TH FLOOR
TORONTO, ON M5J 2Y1

By email at:	USLegalProxy@computershare.com

Requests for registration must be labeled as “Legal Proxy” and be received no later than 12:00 pm (Eastern time), June 25, 2024. You will receive a confirmation of your registration by email after we receive your registration materials. You may attend the Meeting and vote your shares at http://meetnow.global/MVRYZ9G during the Meeting. Please note that you are required to register your appointment at http://www.computershare.com/Ianthus.

Attending and voting at the Meeting will only be available for Registered Shareholders and duly appointed proxyholders. Non-Registered Shareholders who have not appointed themselves as proxyholders to participate and vote at the Meeting may login as a guest, by clicking on “Guest” and complete the online form; however, they will not be able to vote or submit questions. Non-Registered Shareholders who have not appointed themselves as proxyholders to participate and vote at the Meeting will not be able to attend the Meeting online.

Execution and return of the enclosed proxy will not affect a registered shareholder’s right to attend the Meeting virtually and to vote online at the Meeting. Any shareholder executing a proxy retains the right to revoke such proxy at any time prior to exercise at the Meeting. A proxy may be revoked by delivery of written notice of revocation to the Secretary of the Company, by execution and delivery of a later proxy or by voting the shares online at the Meeting. If you attend the Meeting virtually and vote online by ballot, your proxy will be revoked automatically and only your vote at the Meeting will be counted. A proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, proxies will be voted by those named in the proxy “FOR” the election as directors of those nominees named in the Proxy Statement, “FOR” the approval of each of the other proposals described in this Proxy Statement, and in accordance with the best judgment of the board of directors of the Company (the “Board”) on all other matters that may properly come before the Meeting. The enclosed form of proxy card provides a method for shareholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy.

Note that if you hold some Shares as a registered shareholder and others as a non-registered shareholder you will receive multiple mailing packages, each containing a form of proxy or voting instruction form, as applicable. You are requested to return or otherwise vote all forms of proxy and voting instruction forms received to ensure the votes attached to all of the Shares you hold are counted.

Shareholders who wish to appoint a third-party as their proxyholder (i.e., persons other than the persons designated by iAnthus on the form of proxy or identified on their voting instruction form (including a non-registered shareholder who wishes to appoint themselves as proxyholder)) must carefully follow the instructions in this Proxy Statement and on their form of proxy or voting instruction form. If your proxyholder will be attending the Meeting virtually, these instructions include the additional step of registering such proxyholder with our transfer agent, Computershare, after submitting their form of proxy or voting instruction form. Failure to register the proxyholder will result in the proxyholder not receiving a username that will act as their online sign-in credentials, which is required for them to vote at the Meeting and, consequently, only being able to attend the meeting online as a guest. Non-

registered shareholders located in the United States must also provide Computershare with a duly completed legal proxy if they wish to vote virtually at the Meeting or appoint a third-party as their proxyholder.

Shareholders who wish to appoint a third-party proxyholder to represent them at the Meeting must submit their Proxy or Voting Instruction Form (as applicable) prior to registering their proxyholder. Registering the proxyholder is an additional step once a Shareholder has submitted their Proxy/Voting Instruction Form. Failure to register a duly appointed proxyholder will result in the proxyholder not receiving an Invite Code to participate in the Meeting.

To register a proxyholder, Shareholders MUST visit http://www.computershare.com/Ianthus by June 25, 2024, and provide Computershare with their proxyholder’s contact information, so that Computershare may provide the proxyholder with an Invite Code via email.

Without an Invite Code, proxyholders will not be able to attend and vote at the Meeting. A Registered Shareholder (or a Non-Registered Shareholder) who has appointed themselves or appointed a third-party proxyholder to represent them at the Meeting, will appear on a list of proxyholders prepared by Computershare, who is appointed to review and tabulate proxies for the Meeting. To be able to vote their shares at the Meeting, each Registered Shareholder or proxyholder will be required to enter their control number or Invite Code provided by Computershare at http://meetnow.global/MVRYZ9G prior to the start of the Meeting.

In order to vote, Non-Registered Shareholders who appoint themselves as a proxyholder MUST register with Computershare at http://www.computershare.com/Ianthus AFTER submitting their voting instruction form in order to receive an Invite Code.

ADVICE TO BENEFICIAL HOLDERS OF SHARES

The information set forth in this section is of significant importance to many shareholders, as a substantial number of shareholders do not hold shares in their own name. Shareholders who do not hold their shares in their own name (referred to in this document as “Beneficial Shareholders”) should note that only proxies deposited by shareholders whose names appear on the records of the Company as the registered shareholders can be recognized and acted upon at the Meeting. If shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those shares will not be registered in the shareholder’s name on the records of iAnthus. Such Shares will more likely be registered under the names of the shareholder’s broker or an agent of that broker. In Canada, the vast majority of such Shares are registered under the name of CDS & Co. (the registration name for CDS Clearing and Depository Services Inc., which acts as nominee for many Canadian brokerage firms). In the United States, the vast majority of such Shares are registered under the name of Cede & Co. Shares held by brokers or their agents or nominees can only be voted (for or against resolutions) upon the instructions of the Beneficial Shareholder. Without specific instructions, brokers and their agents and nominees are prohibited from voting Shares for the broker’s clients. Therefore, Beneficial Shareholders should ensure that instructions respecting the voting of their Shares are communicated to the appropriate person well in advance of the Meeting.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders’ meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions which should be carefully followed by Beneficial Shareholders in order to ensure that their Shares are voted at the Meeting. Often, the form of proxy supplied to a Beneficial Shareholder by its broker is identical to the form of proxy provided to registered shareholders; however, its purpose is limited to instructing the registered shareholder how to vote on behalf of the Beneficial Shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge typically mails a scannable voting instruction form in lieu of the form of proxy. The Beneficial Shareholder is requested to complete and return the voting instruction form to them by mail or facsimile. Alternatively, the Beneficial Shareholder can call a toll-free telephone number or visit www.proxyvote.com to vote the Shares held by the Beneficial Shareholder. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting. A Beneficial Shareholder receiving a voting instruction form cannot use that voting instruction form to vote shares directly at the virtual Meeting as the voting instruction form must be returned as directed by Broadridge well in advance of the Meeting in order to have the shares voted.

Although a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting shares registered in the name of his or her broker (or agent of the broker), a Beneficial Shareholder may virtually attend at the Meeting as proxyholder for a registered shareholder and vote the Shares in that capacity. Beneficial Shareholders who wish to virtually attend the Meeting and indirectly vote their shares as proxyholder for a registered shareholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting.

The Company intends to send proxy related materials indirectly through intermediaries and brokers to non-objecting beneficial owners under National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer. The Company will not pay for the costs of delivery of proxy related materials to objecting beneficial owners. An objecting beneficial owner will not receive the materials unless the objecting beneficial owner’s intermediary assumes the cost of delivery.

RECORD DATE AND VOTING SECURITIES

Only shareholders of record at the close of business on May 28, 2024 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. The stock transfer books of the Company will remain open between the Record Date and the date of the Meeting. The authorized capital of the Company consists of an unlimited number of Shares. The Shares are without par value and carry the right to one vote each. The Shares are listed on the Canadian Securities Exchange (the “CSE”) and the OTC Market (the “OTC”), and as of May 22, 2024, the Company had 6,615,326,267 fully paid and non-assessable Shares outstanding.

No group of shareholders has the right to elect a specified number of directors, nor are there cumulative or similar voting rights attached to the Shares. Certain shareholders have the right to nominate candidates for election to the Board as described below.

PRINCIPAL HOLDERS OF VOTING SECURITIES

As of the date hereof, to the knowledge of the directors and executive officers of the Company, the only persons who beneficially own, or control or direct, directly or indirectly, Shares carrying 10% or more of the voting rights attached to all outstanding Shares of each class are set out below:

Name	Number and Percentage of Shares
Gotham Green Partners, LLC	Approximately 2,598,704,326 Shares (39.29% of the total Shares)
Oasis Investments II Master Fund Ltd.	Approximately 1,284,677,774 Shares (19.42% of the total Shares)
Senvest Global (KY), LP and Senvest Master Fund, LP.	Approximately 1,074,406,901 Shares (16.24% of the total Shares)

In connection with the closing of the Recapitalization Transaction (See “The Recapitalization Transaction”, below), the Company entered into an Investor Rights Agreement (“IRA”) dated June 24, 2022 with ICM and certain investors (the “Investors”). Pursuant to the IRA, on the record date in respect of any meeting of the shareholders of the Company, if (i) the number of Debt Exchange Common Shares held by the First Investor (as defined herein) at such time; plus (ii) the number of Non-Participating Secured Lender Shares (as defined in the IRA) at such time would represent more than 35.78% of the votes attached to all of the issued and outstanding Shares, then, unless Supermajority Board Approval is obtained, the First Investor shall not vote at such meeting of the shareholders such number of its Debt Exchange Common Shares (the “Non-Votable First Investor Debt Exchange Common Shares”) that would otherwise result in the Secured Lenders (as defined in the IRA) being able to vote more than 35.78% of the votes attached to all of the issued and outstanding Shares (for purposes of calculating the number of Non-Votable First Investor Debt Exchange Common Shares, such shares shall be excluded from the total number of issued and outstanding Shares). Notwithstanding the foregoing, such voting restriction shall not apply in respect of a vote in favor of a Change of Control Transaction (as defined in the IRA). Such voting restriction shall cease to apply on the earlier of (i) the date that the Debt Exchange Common Share Percentage of each of the Second Investor (as defined herein), the Third Investor (as defined herein) and the Fourth Investor (as defined herein) is less than 5%; and (ii) June 24, 2025. Moreover, until June 24, 2025, unless Supermajority Board Approval is obtained, the First Investor shall not, directly or indirectly, acquire Shares that will cause the First Investor’s Common Share Percentage (as defined in the IRA) to exceed the percentage calculated as follows: (i) 49.9%, minus (ii) the percentage resulting from the number of Non-Participating Secured Lender Shares divided by the total number of Shares issued and outstanding at the time such determination is made.

QUORUM AND VOTING

Under the articles of the Company (the “Articles”), a quorum of shareholders is at least one person who is, or who represents by proxy, one or more shareholders who, in the aggregate, hold at least 5% of the issued Shares entitled to be voted at the meeting. All votes will be tabulated by the scrutineer appointed for the Meeting. Abstentions and broker non-votes are counted as present for establishing a quorum.

Assuming the presence of a quorum, the following paragraphs describe the vote required by the shareholders of record to approve each of the proposals to be voted on set forth in this Proxy Statement.

•

Proposal One. The nominees for director who receive the most votes cast by the holders of the Shares entitled to vote at the Meeting and present virtually or by proxy (also known as “plurality” of the votes cast) will be elected.

•

Proposal Two. The affirmative vote of a majority of the votes cast by holders of the Shares entitled to vote at the Meeting and present virtually or by proxy, is required for the re-appointment of PFK O’Connor Davies, LLP (“PFK LLP”) as the Company’s auditor for the fiscal year ending December 31, 2024, and to authorize the Board to fix the remuneration thereof.

•

Proposal Three. the affirmative vote of a majority of the votes cast by holders of the Shares entitled to vote at the Meeting and present virtually or by proxy, to pass the ordinary resolution reapproving, ratifying and confirming, without amendment, the Company’s Amended and Restated Omnibus Incentive Plan, as more particularly described in this Proxy Statement and the full text of plan attached hereto as Appendix “A” of this Proxy Statement.

The Board recommends a vote “FOR” each of proposals set forth in this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Below are instructions on how to vote, as well as information on your rights as a shareholder as they relate to voting. Some of the instructions vary depending on how your stock is held. It is important to follow the instructions that apply to your situation.

Why am I receiving these materials?

The Company has made these materials available to you in connection with the Company’s solicitation of proxies for use at the Meeting, and at any postponement(s) or adjournment(s) thereof. These materials are first being sent or given to shareholders on or about May 31, 2024. This Proxy Statement gives you information on how to vote your proxy, and the proposals to be presented at the Meeting so that you can make an informed decision.

What is included in these materials?

These materials (the “Proxy Materials”) include:

•	Notice of Meeting;

•	this Proxy Statement for the Meeting;

•	the form of proxy accompanying this Proxy Statement;

•

the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission (the “SEC”) and on the System for Electronic Document Analysis and Retrieval (“SEDAR+”) on March 28, 2024, (the “2023 Annual Report”); and

•	the Company’s Annual Audited Financial Statements for the year ended December 31, 2023, filed with the SEC and on SEDAR+ (collectively with the 2023 Annual Report, the “Annual Report”).

If you requested printed versions of the Proxy Materials by mail, these materials also include the proxy card or voting instruction form for the Meeting. Upon request, the Company will promptly provide a copy of such document free of charge to a securityholder of the Company.

How do I participate in the Meeting?

This year, iAnthus is conducting a virtual only shareholders’ meeting. Registered shareholders and duly appointed proxyholders can attend the meeting online at http://meetnow.global/MVRYZ9G to participate, vote, or submit questions during the meeting’s live webcast. Non-registered (beneficial) shareholders who have not duly appointed themselves as proxyholder will be able to attend the meeting virtually as guests, but guests will not be able to vote or submit questions at the meeting.

If you attend the meeting virtually, it is important that you are connected to the internet at all times during the meeting in order to vote when balloting commences. You should ensure you have a strong, preferably high-speed, internet connection wherever you intend to participate in the meeting. The meeting will begin promptly at 12:00 pm (Eastern time) on June 27, 2024, unless otherwise adjourned or postponed.

Registered Shareholders and duly appointed proxyholders can participate in the meeting by clicking “Shareholder” and entering a Control Number or an Invite Code before the start of the meeting.

•	Registered Shareholders: the 15-digit control number is located on the Form of Proxy you received.

•	Duly appointed proxyholders: Computershare Investor Services Inc. will provide the proxyholder with an Invite Code by email after the voting deadline has passed.

United States Beneficial Shareholders: To attend and vote at the virtual meeting, you must first obtain a valid Legal Proxy from your broker, bank or other agent and then register in advance to attend the meeting. Follow the instructions from your broker or bank included with the Proxy materials or contact your broker or bank to request a Legal Form of Proxy. After first obtaining a valid Legal Proxy from your broker, bank or other agent, you must submit a copy of your Legal Proxy to Computershare in order to register to attend the meeting. Requests for registration should be sent:

By mail to:	COMPUTERSHARE
100 UNIVERSITY AVENUE 8TH FLOOR
TORONTO, ON M5J 2Y1

By email at:	USLegalProxy@computershare.com

Attending and voting at the meeting will only be available for Registered Shareholders and duly appointed proxyholders. Non-Registered Shareholders who have not appointed themselves as proxyholders to participate and vote at the meeting may login as a guest, by clicking on “Guest” and complete the online form; however, they will not be able to vote or submit questions. Non-Registered Shareholders who have not appointed themselves as proxyholders to participate and vote at the meeting will not be able to attend the meeting online. You are entitled to participate in the Meeting if you were a shareholder as of the close of business on the Record Date or hold a valid proxy for the Meeting.

What items of business will be voted on at the Meeting?

The items of business scheduled to be voted on at the Meeting are:

(1)	to elect five directors to serve until the next Annual General Meeting or until their respective successors are duly elected or qualified (Proposal One);

(2)	to re-appoint PFK LLP as our auditor for the fiscal year ending December 31, 2024, and to authorize the directors to fix their remuneration (Proposal Two);

(3)	to reapprove, ratify and confirm, without amendment, the Amended and Restated Omnibus Incentive Plan of the Company (Proposal Three); and

(4)	to transact such other business as may properly come before the Meeting or any adjournments or postponement thereof.

How does the Board recommend that I vote?

The Board recommends a vote “FOR” each of the proposals (including each director nominee) set forth in this Proxy Statement.

Who can vote at the Meeting?

Shareholders who owned Shares on the Record Date may attend and vote at the virtual Meeting.

How many votes am I entitled to per share?

Each Share entitles the holder thereof to one vote on each proposal (and each director nominee) at the Meeting.

There were 6,615,326,267 fully paid and non-assessable Shares outstanding on May 22, 2024. There are no cumulative voting rights. Information about the holdings of Shares by our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management”.

What is the difference between a shareholder of record and a beneficial owner of Shares held in street name?

If your Shares are registered directly in your name through Computershare, the Company’s transfer agent, you are considered a “shareholder of record.” If your Shares are held in a brokerage account or bank, you are considered a “street name” holder.

How do I vote if Shares are registered in my name (as a shareholder of record)?

By Mail: complete, date and sign the proxy card and return it to the Company’s transfer agent, Computershare Investor Services Inc. (“Computershare”), by fax within North America at 1-866-249-7775, outside North America at (416) 263-9524, or by mail to 8th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1 or by hand delivery at 3rd Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9.

By Telephone or Internet: use a touch-tone phone to transmit voting choices to the toll-free number given in the proxy card. Registered shareholders who choose this option must follow the instructions of the voice response system and refer to the proxy card for the toll-free number, the holder’s account number and the proxy access number; or log on to Computershare’s website at, www.investorvote.com. Registered shareholders must follow the instructions provided on the website and refer to the proxy card for the holder’s account number and the proxy access number.

By Virtually Attending the 2024 Annual General and Special Meeting: participate in our Meeting virtually via live online webcast at http://meetnow.global/MVRYZ9G, and if previously submitted a proxy, withdraw your earlier proxy and vote at the virtual Meeting online. To vote online at the Meeting, you do not need to complete or return your proxy. Simply login to the Meeting and complete a ballot online during the Meeting.

The “Telephone or Internet” voting procedures are designed to allow you to vote your Shares and to confirm that your instructions have been properly recorded consistent with applicable law. Please see your proxy card for specific instructions. Shareholders who wish to vote over the Internet should be aware that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, and that there may be some risk a shareholder’s vote might not be properly recorded or counted because of an unanticipated electronic malfunction.

How do I vote if my Shares are held in “street name?”

You should give instructions to your broker on how to vote your Shares.

If you do not provide voting instructions to your broker, your broker may have discretion to vote those Shares on matters that are routine. However, a broker may not be able to vote Shares on non-routine matters without your instructions. Accordingly, your broker may not have the discretion to vote Shares as to which you have not provided voting instructions with respect to any of these matters or may seek them from you.

What is a broker non-vote?

“Broker non-votes” are shares that are held in “street name” by a bank, brokerage firm or other nominee that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter. If you do not instruct your brokerage firm, bank or other nominee how to vote with respect to these proposals, your brokerage firm, bank or other nominee may not vote with respect to these proposals and those Shares that would have otherwise been entitled to be voted will be counted as “broker non-votes.”

Setting the number of directors at six and the election of directors, are non-discretionary matters and your brokerage firm, bank or other nominee will not be able to vote on this proposal if you do not provide instructions on how to vote. Ratification of the selection of our independent registered public accounting firm, is considered a discretionary matter, and your brokerage firm, bank or other nominee will be able to vote on this proposal even if it does not timely receive instructions from you, so long as it holds your Shares in its name.

What is an Abstention?

An abstention is a shareholders’ affirmative choice to decline to vote on a proposal.

What is the proxy card?

The proxy card enables you to appoint Richard Proud, our Chief Executive Officer, and Justin Vu, our Interim Chief Financial Officer, as your representatives at the Meeting. By completing and returning the proxy card, you are authorizing these persons to vote your Shares at the Meeting in accordance with your instructions on the proxy card. This way your Shares will be voted whether or not you attend the Meeting. Even if you plan to virtually attend the Meeting, it is strongly recommended you complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxy will vote your Shares, under your proxy, according to their best judgment to the extent permissible by applicable law.

Can I revoke my proxy or change my vote after I have voted?

If your Shares are registered in your name, you may revoke your proxy at any time before it is exercised. There are several ways you can do this:

•	by delivering a written notice of revocation to the Secretary of the Company;

•	by executing and delivering another proxy that bears a later date;

•	by voting by telephone at a later time;

•	by voting over the Internet at a later time; or

•	by voting online at the virtual Meeting.

If your Shares are held in street name, you must contact your broker to revoke your proxy.

How are votes counted?

In tallying the results of the voting, the Company will count all properly executed and unrevoked proxies that have been received in time for the Meeting. To hold a meeting of shareholders, a quorum of the Shares is required to be represented either virtually or by proxy at the Meeting.

A simple majority of affirmative votes cast online virtually or by proxy at the Meeting is required to pass the resolution(s) contemplated by Proposals Two and Three.

What are my options when voting on Proposal One?

What are my options when voting for directors (Proposal One)? When voting to elect directors, you have two options:

•	Vote FOR a nominee; or

•	WITHHOLD from voting on a nominee.

It is the intention of the management designees, if named as proxy, to vote “FOR” the election of each of the persons named in Proposal One to the Board unless otherwise directed. Shareholders can vote “FOR” all of the proposed directors set forth herein, vote for some of them and “WITHHOLD” for others, or “WITHHOLD” for all of them. Abstention is not available for Proposal One. Broker non-votes will have no impact on the election of directors.

Management does not contemplate that any of the nominees will be unable to serve as a director. However, if for any reason any of the proposed nominees does not stand for election or is unable to serve as such, the management designees, if named as proxy, reserve the right to vote for any other nominee in their sole discretion unless you have specified in your proxy that your Shares are to be withheld from voting on the election of that particular director.

What are my options when voting on Proposal Two?

When voting on Proposal Two, you have two options:

•	Vote FOR the proposal; or

•

WITHHOLD from voting on the Proposal Two requires the affirmative vote of a majority of the votes cast by the holders of the Shares entitled to vote at the Meeting and present online virtually or by proxy. If you indicate on your proxy card that you wish to “WITHHOLD” your vote on Proposal Two, your withheld votes are not counted in determining the number of Shares voted “FOR” any proposal but will be counted as present and entitled to vote on the proposal.

An abstention or broker non-vote for Proposal Two will not be counted as a vote cast and will have no effect on the proposal.

What are my options when voting on Proposal Three?

When voting on Proposal Three, you have two options:

•	Vote FOR the proposal; or

•	Vote AGAINST the proposal.

Proposal Three requires the affirmative vote of a majority of the votes cast by the holders of the Shares entitled to vote at the Meeting and present online virtually or by proxy.

An abstention or broker non-vote for Proposal Three will not be counted as a vote cast and will have no effect on the proposal.

How will my Shares be voted if I sign and return my proxy card with no votes marked?

If you sign and return your proxy card with no votes marked, your Shares will be voted “FOR” each of proposals set forth in this Proxy Statement.

How are proxies solicited and what is the cost?

The Company may actively solicit proxy participation. The Company encourages banks, brokers and other custodian nominees and fiduciaries to supply proxy materials to shareholders, and reimburses them for their expenses. However, the Company does not reimburse its own employees for soliciting proxies.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting. The final voting results will be tallied by the scrutineer and published in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Meeting. A copy of the report will also be available on SEDAR+.

Do I have any appraisal rights?

Neither the Business Corporations Act (British Columbia) (the “BCBCA”) nor our Articles provide for appraisal or other similar rights for dissenting shareholders in connection with the proposals at this Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Are there any other matters to be handled at the Meeting?

We are not currently aware of any business to be acted upon at the Meeting other than the proposals discussed in this Proxy Statement. The form of proxy accompanying this Proxy Statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Meeting and with respect to any other matters which may properly come before the Meeting or at any adjournment(s) or postponement(s) of the Meeting. If other matters do properly come before the Meeting, or at any adjournment(s) or postponement(s) of the Meeting, Shares, represented by properly submitted proxies, will be voted by the proxy holders in accordance with their best judgment to the extent permitted by applicable law.

Who can help answer my questions?

You can contact our Chief Executive Officer, Richard Proud at Richard.Proud@ianthus.com or by sending a letter to Mr. Proud at the Company’s headquarters at iAnthus Capital Holdings, Inc., 214 King Street, Suite 314, Toronto, Ontario, M5H 3S6, with any questions about the proposals described in this Proxy Statement or how to execute your vote.

FINANCIAL STATEMENTS

The financial statements of the Company for the financial year ended December 31, 2023, and accompanying auditor’s report will be placed before the Meeting.

THE RECAPITALIZATION TRANSACTION

On June 24, 2022 (the “Closing Date”), the Company completed its previously announced recapitalization transaction (the “Recapitalization Transaction”) pursuant to the terms of that certain Restructuring Support Agreement (the “Restructuring Support Agreement”) dated July 10, 2020, as amended on June 15, 2021, by and among the Company, all of the holders (the “Secured Lenders”) of the 13% senior secured convertible debentures (the “Secured Debentures”) issued by iAnthus Capital Management, LLC, a wholly-owned subsidiary of the Company (“ICM”), and a majority of the holders (the “Consenting Unsecured Debentureholders”) of the Company’s 8% unsecured convertible debentures (the “Unsecured Debentures”). The Recapitalization Transaction closed pursuant to the terms of the amended and restated plan of arrangement (the “Plan of Arrangement”) under the BCBCA approved by the Supreme Court of British Columbia.

In connection with the closing of the Recapitalization Transaction, the Company issued an aggregate of 6,072,579,705 Shares to the Secured Lenders and all of the holders (the “Unsecured Lenders”) of the Unsecured Debentures. Specifically, the Company issued 3,036,289,852 Shares (the “Secured Lender Shares”), or 48.625% of the outstanding Shares, to the Secured Lenders and 3,036,289,853 Shares (the “Unsecured Debentureholder Shares”), or 48.625% of the outstanding Shares, to the Unsecured Lenders. As a result of the consummation of the Recapitalization Transaction, as of June 24, 2022, there were 6,244,297,897 Shares issued and outstanding and existing holders of Shares collectively held 171,718,192 Shares, or 2.75% of the outstanding Shares. For further information, see “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement.

In connection with the consummation of the Recapitalization Transaction, (i) the outstanding principal amount of the Secured Debentures (including the interim financing secured notes in the aggregate principal amount of approximately $14.7 million originally due on July 13, 2025) (the “Interim Financing”) together with interest accrued and fees thereon were forgiven in part and exchanged for (A) the Secured Lender Shares, (B) 8% secured debentures (the “June Secured Debentures”) in the aggregate principal amount of $99,736,842.05 and (C) the 8% unsecured debentures (the “June Unsecured Debentures”) in the aggregate principal amount of $5 million and (ii) the outstanding principal amount of the Unsecured Debentures together with interest accrued and fees thereon were forgiven in part and exchanged for (A) the Unsecured Debentureholder Shares and (B) the June Unsecured Debentures in the aggregate principal amount of $15 million. Furthermore, all existing options and warrants to purchase Shares, including certain debenture warrants and exchange warrants previously issued to the Secured Lenders, the warrants previously issued in connection with the Unsecured Debentures and all other Affected Equity (as defined in the Plan of Arrangement), were cancelled and extinguished for no consideration.

The Shares may be consolidated pursuant to a yet-to-be decided consolidation ratio. Such consolidation, if implemented, would be subject to applicable corporate approval along with applicable CSE filings and applicable CSE approval and approval by the Financial Industry Regulatory Authority. Under the Company’s articles, the Company may subdivide or consolidate all or any of its Shares by a resolution of the Board.

In connection with the closing of the Recapitalization Transaction, the Company also entered into the IRA, pursuant to which the Investors are entitled to designate nominees for election or appointment to the Board as follows:

•	one investor (the “First Investor”) shall be entitled to designate director nominees as follows:

(i)

For so long as the First Investor’s Debt Exchange Common Share Percentage (as defined in the IRA) is at least 30%, the First Investor shall be entitled to designate up to three individuals as director nominees;

(ii)

For so long as the First Investor’s Debt Exchange Common Share Percentage is less than 30% but is at least 15%, the First Investor shall be entitled to designate up to two individuals as director nominees; and

(iii)

For so long as the First Investor’s Debt Exchange Common Share Percentage is less than 15% but is at least 5%, the First Investor shall be entitled to designate up to one individual as a director nominee.

•

a second investor (the “Second Investor”) shall be entitled to designate up to one individual as a director nominee for so long as the Second Investor’s Debt Exchange Common Share Percentage is at least 5%.

•

a third investor (the “Third Investor”) shall be entitled to designate up to one individual as a director nominee for so long as the Third Investor’s Debt Exchange Common Share Percentage is at least 5%.

•

a fourth investor (the “Fourth Investor”) shall be entitled to designate up to one individual as a director nominee for so long as the Fourth Investor’s Debt Exchange Common Share Percentage is at least 5%.

PROPOSAL ONE

ELECTION OF DIRECTORS

It is intended that the persons named in the following table will be nominated as directors of the Company and that the persons named in the accompanying proxy, unless otherwise directed, will vote for the election of such nominees at the Meeting. Each of the nominees has indicated their willingness to serve as a member of the Board, if elected. However, in the event any nominee shall become unavailable for election to the Board for any reason not presently known or contemplated, the proxy holders will be vested with discretionary authority in such instance to vote the enclosed form of proxy for such substitute as the Board shall designate. Please refer to the section below entitled “Director Nomination Process” for a description of nomination rights held by certain shareholders.

The Articles include an advance notice provision (the “Advance Notice Provision”) which provides for the requirement of advance notice to the Company in circumstances where nominations of persons for election to the Board are made by shareholders of the Company other than pursuant to (i) a requisition of a meeting made pursuant to the provisions of the BCBCA or (ii) a shareholder proposal made pursuant to the provisions of the BCBCA.

Among other things, the Advance Notice Provision fixes a deadline by which holders of voting shares of the Company must submit director nominations to the Company prior to any annual general or special meeting of shareholders and sets forth the minimum information that a shareholder must include in the notice to the Company for the notice to be in proper written form. For further information, see “Shareholder Nominations to the Board of Directors” in this Proxy Statement. The foregoing is merely a summary of the Advance Notice Provision, is not comprehensive and is qualified by the full text of such provision in the Articles, a copy of which is filed as an exhibit to the Company’s 2023 Annual Report on Form 10-K filed with the SEC at www.sec.gov and available under the Company’s SEDAR+ profile at www.sedarplus.ca.

If, as of the date that is 30 days prior to the date of the Meeting, the Company has not received notice of a nomination in compliance with the Advance Notice Provision, any nominations for director other than nominations by or at the direction of the Board or an authorized officer of the Company will be disregarded at the Meeting.

The following five nominees have been nominated by the Board. Voting for the election of directors will be conducted on an individual, and not slate, basis.

Name of Nominee	Director Since	Principal Occupation, Business or Employment(4)	Shares Beneficially Owned, or Controlled or Directed, Directly or Indirectly(5)(7)		Options Beneficially Owned, or Controlled or Directed, Directly or Indirectly(7)
Scott Cohen(1)(3) Age: 55 California, USA	2022	Principal, Four Seas Advisors LLC	6,568,629	(8)	—

Michelle Mathews- Spradlin(1)(2) Age: 57 California, USA	2022	Board Member, Talkwalker Board Member, The Wendy’s Company Board Member, Jacana Board Trustee, Caltech Board Member, The Brandtech Group Board Member, UCLA School of Theater, Film, and Television Advisory Board Member (digital), Unilever	7,941,178	(9)	—

Kenneth W. Gilbert(2)(3) Age: 73 Connecticut, USA	2022	Board Member, The Wendy’s Company	1,960,785	(10)	—

Alexander Shoghi(1)(2)(3)(6) Age: 42 Texas, USA	2022	Portfolio Manager, Oasis Management	6,421,570	(11)	—

Richard Proud(6) Age: 44 Ohio, United States	2023	Chief Executive Officer, iAnthus Capital Holdings, Inc.	198,211,864	(12)	—

(1)	Proposed Member of the Audit Committee.
(2)	Proposed Member of the Compensation Committee.
(3)	Proposed Member of the Nominating and Corporate Governance Committee.
(4)

The information as to principal occupation, business or employment and Shares beneficially owned, controlled or directed by a nominee is not within the knowledge of the management of the Company and has been furnished by the nominee.

(5)	Does not include Shares issuable upon the exercise of stock options.
(6)	This director may not be considered “independent” of the Company. “Independent” refers to the standards of independence established under Canadian Securities Administrators’ National

Instrument 58-101 – Disclosure of Corporate Governance Practices.
(7)	Figures provided as of May 22, 2024.
(8)	Represents 6,568,629 common shares. Excludes 6,875,000 common shares underlying unvested restricted stock units.
(9)	Represents 7,941,178 common shares. Excludes 6,875,000 common shares underlying unvested restricted stock units.
(10)	Represents 1,960,785 common shares. Excludes 11,090,687 common shares underlying unvested restricted stock units.
(11)	Represents 6,421,570 common shares. Excludes 9,479,167 common shares underlying unvested restricted stock units.
(12)	Represents 0 common shares. Excludes 198,211,864 common shares underlying unvested restricted stock units.

Scott Cohen

Scott Cohen has over 25 years of professional investment experience, including public and private debt and equity securities. Mr. Cohen is currently a consultant to financially troubled companies and stakeholders, and an active investor in turnaround opportunities. Until 2017 Mr. Cohen was with Silver Rock Financial, a large family office, investing in debt and equity investments. Responsibilities included sourcing of both public and private debt, structuring debt securities and loans, and leading activist and restructuring transactions. Prior to Silver Rock Financial, Mr. Cohen was Managing Director and Portfolio Manager at Cerberus Capital Management (“Cerberus”). At Cerberus, Mr. Cohen’s responsibilities included analyzing, investing, and managing of a portfolio of primarily distressed assets. Most of these investments involved activist or control roles, from leading creditor committees to initiating negotiations with borrowers in restructurings. Mr. Cohen also worked closely with the private equity team at Cerberus on several large transactions, focusing on liability management within portfolio companies. Prior to joining Cerberus, Mr. Cohen worked in Merrill Lynch’s distressed debt trading group from 1992 to 1998, analyzing and investing in distressed corporate situations. From 1990 to 1992 he was an investment banker in Merrill’s High Yield Finance and Restructuring Group. Mr. Cohen is a 1990 graduate of Tufts University. The Company believes Mr. Cohen is qualified to serve as a director of the Company because of his experience and background in both private equity and capital markets.

Michelle Mathews-Spradlin

From 1993 until her retirement in 2011, Ms. Mathews-Spradlin worked at Microsoft Corporation (Nasdaq: MSFT) (“Microsoft”), where she served as Chief Marketing Officer and previously held several other key leadership positions. Prior to her employment with Microsoft, Ms. Mathews-Spradlin worked in the United Kingdom as a communications consultant for Microsoft from 1989 to 1993. She also held various roles at General Motors Co. from 1986 to 1989.

As the CMO and SVP of Microsoft, Ms. Mathews-Spradlin oversaw the company’s global marketing function, including the household brands of Windows, Office, Xbox, Internet Explorer and Bing. Ms. Mathews-Spradlin led Microsoft’s consumer and business-to-business marketing to hundreds of millions of global customers. She was instrumental in driving the growth of Microsoft’s global business by building several of the world’s leading technology brands. As the most senior woman at Microsoft, she was also a strong advocate for female advancement and personally spearheaded the company’s network and mentoring program for female progression at the company. She retired from Microsoft in 2011, after 22 years.

Ms. Mathews-Spradlin currently serves on the board of The Wendy’s Company (Nasdaq: WEN) and in addition serves as a board member of several private companies, including Jacana Holdings Inc., The

Bouqs Company and Brandtech Group. She is also a digital advisory board member for Unilever PLC (NYSE: UL), a member of the board of trustees of the California Institute of Technology and a member of the executive board of the UCLA School of Theater, Film and Television. The Company believes Ms. Mathews-Spradlin is qualified to serve as a director of the Company because of her experience in senior leadership and C-suite positions.

Kenneth Gilbert

From October 2012 until his retirement in December 2017, Mr. Gilbert served as the Group Chief Marketing Officer of VOSS of Norway ASA (“VOSS”), a global manufacturer and marketer of premium bottled water. Prior to joining VOSS, Mr. Gilbert founded and served as the President of RazorFocus, a marketing consultant practice, from May 2005 to October 2012. Prior to that time, he served as President and Chief Operating Officer of UniWorld Group, Inc., a multicultural advertising agency in the U.S., from May 2003 to June 2004. From September 1995 to April 2001, Mr. Gilbert worked at Snapple Beverage Corporation (formerly Snapple Beverage Group, Inc.) (“Snapple”) as Senior Vice President and Chief Marketing Officer, where he led marketing efforts to revitalize the brand and assembled four company brands for successful disposition. Prior to his employment with Snapple, Mr. Gilbert served as Group Account Director at the Messner Vetere Berger Carey Schmetterer RSCG advertising agency from July 1991 to August 1995 and as Senior Vice President and Director of Client Services at UniWorld Group, Inc. from February 1989 to June 1991. Mr. Gilbert currently serves on the board of The Wendy’s Company (Nasdaq: WEN) since being appointed in 2016.

The Company believes Mr. Gilbert is qualified to serve as a director of the Company because he possesses extensive experience in global brand management, marketing communications, advertising strategy and sustainability/ESG attributable to his overall professional background as a senior marketing executive in the consumer beverage industry. In his former roles as Chief Marketing Officer for VOSS and Snapple, Mr. Gilbert oversaw the company’s marketing function, administered multimillion-dollar budgets, directed internal marketing capabilities, and managed the company’s strategic worldwide brand development, expansion, and distribution. During those years he developed in-depth knowledge and expertise in strategic planning, innovative brand revitalization, risk management, advertising conceptualization and public relations, domestic and international operations, and human capital management. Mr. Gilbert also provides valuable and unique insights into consumer brand positioning strategies, new product development, digital and social media platforms and cultivation of brand recognition and value.

Alexander Shoghi

Mr. Shoghi is a Portfolio Manager at Oasis Management, a private investment management firm headquartered in Hong Kong. Mr. Shoghi joined Oasis in 2005, first based in Hong Kong, and subsequently relocating to the U.S. as the founder and manager of Oasis Capital in Austin, Texas in early 2012. From 2004 to 2005, Mr. Shoghi worked at Lehman Brothers in New York City. Mr. Shoghi holds a Bachelor of Science of Business Administration in Finance and International Business degree from Georgetown University. The Company believes Mr. Shoghi is qualified to serve as a director of the Company because of his experience and background in finance.

Richard Proud

Richard Proud is the current Chief Executive Officer of iAnthus and serves on its board of directors. As a globally experienced and results driven leader, Richard is responsible for driving the strategic vision of the organization. He comes to us with 20 years of leadership experience across cannabis, retail, wholesale, and international selling channels. Before being named CEO in July 2023, Richard most recently held the title of Executive Vice President of Revenue for Curaleaf—a vertically integrated multi-state cannabis operator. Prior to joining Curaleaf, Mr. Proud was Head of Planning for Grassroots Cannabis from August 2019 to September 2020, which is when Grassroots Cannabis was acquired by Curaleaf. Prior to that, Mr. Proud held executive level positions for globally recognized consumer retail brands: Abercrombie & Fitch, Hollister, and Garage. Mr. Proud holds a Bachelor of Arts degree from The University of Georgia.

Involvement in Certain Legal Proceedings

To our knowledge, none of our current directors or executive officers has, as at the date of this Proxy Statement or during the past ten years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•

had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•

in their own capacity or as a director or executive officer of any company that while the person was acting in that capacity, or within a year of that person ceasing to act in that capacity became a bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receive manager or trustee appointed to hold its assets;

•

been the subject of any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority;

•	was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer;

•

was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer, been subject to any other penalties or sanctions imposed by a court or regulatory body, including a self-regulatory body that would be likely to be considered important to a reasonable securityholder making a decision;

•

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•

been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•

been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•

been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as disclosed in the Annual Report, we are not currently a party to any legal proceedings, the adverse outcome of which, individually or in the aggregate, we believe will have a material adverse effect on our business, financial condition or operating results.

Shareholder Approval

The nominees for director who received the most votes cast by the holders of the Shares entitled to vote at the Meeting and virtually present or by proxy (also known as “plurality” of the votes cast) will be elected.

The Board recommends a vote “FOR” the election of such nominees.

CORPORATE GOVERNANCE

Executive Officers

Our executive officers are appointed annually by our Board and hold office until their resignation or removal or their successors are appointed. The following table sets forth information about our executive officers as of May 22, 2024.

Name	Age	Position(s)
Richard Proud	44	Chief Executive Officer
Justin Vu	40	Interim Chief Financial Officer

Richard Proud

Richard Proud is the Chief Executive Officer of iAnthus and serves on its board of directors. As a globally experienced and results driven leader, Richard is responsible for driving the strategic vision of the organization. He comes to us with 20 years of leadership experience across cannabis, retail, wholesale, and international selling channels. He has held executive level positions for globally recognized consumer retail brands: Abercrombie & Fitch, Hollister, and Garage. Before being named CEO in July 2023, Richard most recently held the title of Executive Vice President of Revenue for Curaleaf—a vertically integrated multi-state cannabis operator.

Justin Vu

Justin Vu is the Company’s Interim Chief Financial Officer. Mr. Vu joined iAnthus in early 2023 as Senior Vice President of Finance. Prior to joining iAnthus, Mr. Vu was a financial consultant and worked in various senior finance and accounting roles with a large US-based media and entertainment company.

Board of Directors

The business affairs of the Company are managed under the direction of the Board. The Board meets on a regularly scheduled basis during the fiscal year of the Company to review significant developments affecting the Company and to act on matters requiring Board’s approval. It also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. The Board met twelve times during the 2023 fiscal year. During the fiscal year 2023, each director participated in at least 90% or more of the aggregate of: (i) the total number of meetings of the Board (held during the period for which he or she was a director); and (ii) the total number of meetings of all committees of the Board on which he or she served (during the period that he or she served).

Family Relationships

There are no family relationships among any of our executive officers or directors.

Corporate Governance Overview

We are committed to having sound corporate governance principles, which are essential to running our business efficiently and maintaining our integrity in the marketplace. We understand that corporate governance practices change and evolve over time, and we seek to adopt and use practices that we believe will be of value to our shareholders and will positively aid in the governance of the Company. To that end, we regularly review our corporate governance policies and practices and compare them to the practices of other peer institutions and public companies. We will continue to monitor emerging developments in corporate governance and enhance our policies and procedures when required or when our board determines that it would benefit our Company and our shareholders.

Director Independence

The Board considers a director to be independent in accordance with Canadian legal requirements if he or she meets the definition of independence set forth in National Instrument 52-110 – Audit Committees (“NI 52-110”) and if he or she has no direct or indirect material relationship with the Company which, in the view of the Board, could reasonably be perceived to materially interfere with the exercise of the director’s independent judgment. Our Board considers the relationships that non-employee directors have with us and all other facts and circumstances our Board deems relevant in determining independence, including the beneficial ownership of our Shares by each non- employee director. Alexander Shoghi and Richard Proud may not be considered “independent” of the Company.

Board’s Role in Risk Oversight and Management

Our Board has responsibility for the oversight of the Company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our Board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

Director Nomination Process

Our Board believes that its directors should have the highest professional and personal ethics and values, consistent with the Company’s longstanding values and standards. They should have broad experience at the policy-making level in business, government or civic organizations. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on their own unique experience. Each director must represent the interests of the Company. When considering potential director candidates, our Board also considers the candidate’s independence, character, judgment, diversity, age, skills, including financial literacy, and experience in the context of our needs and those of our Board. Our Board believes that diversity is an important attribute of the members who comprise our Board and that the members should represent an array of backgrounds and experiences and should be capable of articulating a variety of viewpoints. Our Board’s priority in selecting board members is the identification of persons who will further the interests of our shareholders through his or her record of professional and personal experiences and expertise relevant to our business. Also see “Board Diversity” in this Proxy Statement.

Pursuant to the IRA, which is further described under “The Recapitalization Transaction” in this Proxy Statement, certain shareholders are entitled to designate nominees for election or appointment to the Board.

The First Investor has nominated Mr. Cohen, Ms. Mathews-Spradlin and Mr. Gilbert. Mr. Shoghi has been nominated by the Second Investor. The Third Investor initially nominated Zachary Arrick as a member of the Board, but Mr. Arrick resigned from the Board, effective as of February 21, 2023. The Third Investor is entitled to appoint a director to fill the vacancy created by the resignation of Mr. Arrick, but as of May 22, 2024, such vacancy has not been filled. The Fourth Investor nominated John Paterson as a member of the Board, but Mr. Paterson resigned from the Board, effective as of March 9, 2024. The Fourth Investor is entitled to appoint a director to fill the vacancy created by the resignation of Mr. Paterson, but as of May 22, 2024, such vacancy has not been filled.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”) is responsible for, among other things:

•	developing and recommending criteria for Board membership and recommending Board nominees including reviewing candidates recommended by shareholders;

•	recommending committee nominees;

•	considering matters of corporate governance;

•	reviewing and advising regarding the functions of senior officers; and

•	reviewing succession plans with respect to officers.

Pursuant to the IRA, the Nominating and Corporate Governance Committee shall be comprised of such directors as the Board may determine. The Nominating and Corporate Governance Committee currently consists of Alexander Shoghi, Kenneth Gilbert and Scott Cohen with Alexander Shoghi serving as the Chair. The Nominating and Corporate Governance Committee did not meet during 2023. The Board adopted a written charter for the Nominating and Corporate Governance Committee, which is available on the Company’s website at www.ianthus.com/team/board-committees. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Shareholder Nominations to the Board

Shareholders wishing to recommend persons for consideration as nominees for election to the Board can do so by writing to an officer of the Company at 214 King Street, Suite 314, Toronto, Ontario, M5H 3S6, attention: CEO, CFO or Corporate Secretary. Notice must set forth the following information for each person whom the nominating shareholder proposes to nominate for election as a director: (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares in the capital of the Company which are controlled or which are owned beneficially or of record by the person as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice, (D) a statement as to whether such person would be “independent” of the Company (within the meaning of NI 52- 110), if elected as a director at such meeting and the reasons and basis for such determination and (E) any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors. The Nominating and Governance Committee will consider the candidate and the candidate’s qualifications in the same manner in which it evaluates nominees identified by the Nominating and Governance Committee. The Nominating and Governance Committee may contact the shareholder making the nomination to discuss the qualifications of the candidate and the shareholder’s reasons for making the nomination. The nominating process described above applies only with respect to the selection of director candidates whom the Nominating and Governance Committee will recommend to the Board for inclusion in the slate of candidates for election at the Annual Meeting.

The Nominating and Corporate Governance Committee will also consider nominees to our Board recommended by shareholders if shareholders comply with the requirements of our Articles and BCBCA. Director nominations by a shareholder or group of shareholders for consideration by our shareholders at our Annual General Meeting of shareholders, or at a special meeting of our shareholders that includes on its agenda the election of one or more directors, may only be made in accordance with the IRA, our Articles and applicable law. Where a third party has the right to nominate one or more directors to the Company’s Board, such as pursuant to the IRA, the selection and nomination of such directors need not be subject to this process.

Pursuant to our Articles, nominations of persons for election to the Board may be made by any shareholder of the Company (a “Nominating Shareholder”) who, at the close of business on the Meeting Notice Date (as defined below) and on the record date for the notice of the Annual Meeting, is entered in the securities register as a holder of one or more shares carrying the right to vote at the Annual Meeting or who beneficially owns shares that are entitled to be voted at such meeting, and who complies with the notice procedures set forth below. For a nomination to be made by a Nominating Shareholder, such Nominating Shareholder must give timely notice thereof in proper written form to an officer of the Company in accordance with the Articles. The Nominating Shareholder’s notice must include the information about the Nominating Shareholder and the director-nominee, as well as satisfaction of certain eligibility requirements by the director-nominee, as set forth in the Articles.

To be timely under the Articles, a Nominating Shareholder’s notice must be received by an officer of the Company not less than 30 days or more than 65 days prior to the date of the Annual Meeting; provided, however, that in the event that the Annual Meeting is to be held on a date that is less than 40 days after the date on which the first public announcement of the date of the Annual Meeting was made (the “Meeting Notice Date”), the Nominating Shareholder’s notice must be so received not later than the close of business on the 10th day following the Meeting Notice Date. The public announcement of an adjournment of the Annual Meeting does not commence a new time period for the giving of a Nominating Shareholder’s notice. In the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), notice must be made not later than the 15th day following the day on which the first public announcement of the date of the special meeting of shareholders was made.

The foregoing is merely a summary of the Advance Notice Provision, is not comprehensive and is qualified by the full text of such provision in the Articles, a copy of which is filed as an exhibit to the Company’s 2023 Annual Report on Form 10-K filed with the SEC at www.sec.gov and available under the Company’s SEDAR+ profile at www.sedarplus.ca.

Changes in Nominating Procedures

There were no material changes to the procedures by which shareholders may recommend nominees to the Board during the year ended December 31, 2023.

Board Mandate and Committees

The Board has a written mandate that governs the Board. The Board meets on a regular basis and holds additional meetings as required to deal with the Company’s business.

Additionally, the Board is empowered by governing corporate law, the Company’s Articles and its corporate governance policies to manage or supervise the management of the affairs and business of the Company. The Board carries out its responsibilities directly and through three Board committees, the audit committee (the “Audit Committee”), the compensation committee (the “Compensation Committee”) and the Nominating and Corporate Governance Committee, each of which operate under a written committee charter approved by the Board. The composition and responsibilities of each committee of our Board are described in this Proxy Statement. Members serve on these committees until their resignation or until otherwise determined by our Board. Our Board may establish other committees as it deems necessary or appropriate from time to time.

Although each committee is directly responsible for evaluating certain enumerated risks and overseeing the management of such risks, the entire Board is generally responsible for and is regularly informed through committee reports about such risks and any corresponding remediation efforts designed to mitigate such risks. In addition, appropriate committees of the Board receive reports from senior management within the organization in order to enable the Board to understand risk identification, risk management and risk mitigation strategies. When a committee receives such a report, the chairman of the relevant committee reports on the discussion to the full Board during the committee reports portion of the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role.

Audit Committee

The IRA provides that the Audit Committee shall be comprised of one nominee designated by each of the First Investor, the Second Investor and the Third Investor. The current members of our Audit Committee are Scott Cohen as Chair, Michelle Mathews-Spradlin and Alexander Shoghi. After reviewing the qualifications of the members of the Audit Committee, and any relationships they may have with us that might affect their independence, the Board has determined that Scott Cohen, and Michelle Mathews-Spradlin are independent of the Company. In addition, our Board of Directors has determined that Scott Cohen qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. Our audit committee met four times during 2023.

The main function of the Audit Committee is to oversee our accounting and financial reporting processes, internal systems of control, independent registered public accounting firm relationships and the audits of our financial statements. The committee’s responsibilities include, among other things:

•

overseeing the work of the external auditors in preparing or issuing the auditor’s report, including the resolution of disagreements between management and the external auditors regarding financial reporting and audit scope or procedures;

•

determining whether adequate controls are in place over annual and interim financial reporting as well as controls over our assets, transactions and the creation of obligations, commitments and liabilities;

•	reviewing our financial statements;

•	reviewing transactions with related persons;

•	reviewing all non-audit services which are proposed to be provided by the external auditors to us or any of our subsidiaries;

•	establishing procedures for complaints received by us regarding accounting matters; and

•	reviewing the policies and procedures in effect for considering officers’ expenses and perquisites.

Relevant Education and Experience

Each of the current and proposed members of the Audit Committee is financially literate (as such term is defined in National Instrument 51- 102 Continuous Disclosure Obligations (“NI 51-102”)) and has adequate education and experience that is relevant to their performance as an Audit Committee member and, in particular, the requisite education and experience that have provided the member with:

•

an understanding of the accounting principles used by the issuer to prepare its financial statements, and the ability to assess the general application of those principles in connection with estimates, accruals and reserves;

•

experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the issuer’s financial statements, or experience actively supervising individuals engaged in such activities; and

•	an understanding of internal controls and procedures for financial reporting.

Audit Committee Oversight

On March 30, 2023 the Audit Committee recommended to the Board to accept the resignation of Marcum LLP as auditor of the Company, and recommended the appointment of PFK LLP as auditor of the Company. The Audit Committee has not recommended any other auditor since the commencement of the Company’s most recently completed financial year, other than PFK LLP.

Reliance on Certain Exemptions

At no time has the Company relied on the exemption in Section 2.4 of NI 52-110 (De Minimis Non-audit Services), or an exemption from NI 52-110, in whole or in part, granted under Part 8 of NI 52-110.

The Company is a “venture issuer” as defined in NI 52-110 and is relying on the exemptions in section 6.1 of NI 52-110 relating to Parts 3 (Composition of the Audit Committee) and 5 (Reporting Obligations).

A copy of the charter for the Audit Committee is posted on our website at www.ianthus.com/team/board-committees and appended hereto as Schedule A. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Compensation Committee

Pursuant to the IRA, the Compensation Committee of the Board shall be comprised of one nominee designated by the Second Investor together with such other directors as the Board may determine. The current members of our Compensation Committee are Michelle Mathews-Spradlin as Chair, Alexander Shoghi and Kenneth Gilbert. Each member of our Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended.

The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. Furthermore, the Compensation Committee discharges the responsibilities of the Board in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate. The Compensation Committee met two times during 2023. The Compensation Committee is responsible for, among other things:

•	reviewing and approving our compensation and benefit programs, policies and practices;

•	setting the compensation of the Chief Executive Officer and approving the compensation of the members of the executive leadership team;

•	establishing and reviewing annual and long-term performance goals and objectives of the Chief Executive Officer;

•	reviewing the goals approved by the Chief Executive Officer for the members of the executive leadership team and the performance thereof;

•	reviewing and making recommendations to the Board regarding director compensation; and

•	overseeing the administration of the cash-based and equity-based compensation plans.

A copy of the charter for the Compensation Committee is posted on our website at www.ianthus.com/team/board-committees. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Board Diversity

Our Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:

•	personal and professional integrity, ethics and values;

•	experience in corporate management, such as serving as an officer or former officer of a publicly-held company;

•	development or commercialization experience in large consumer products companies;

•	experience as a board member or executive officer of another publicly-held company;

•	strong finance experience;

•	diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

•	diversity of background and perspective, including with respect to age, gender, race, place of residence and specialized experience;

•	conflicts of interest; and

•	practical and mature business judgment.

Currently, our Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent shareholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

Board Diversity Matrix (as of May 22, 2024)

Board Size:
Total Number of Directors	5
	Female	Male	Non-Binary	Did not disclose gender
Gender:
Directors	1	4	0	0
Number of Directors who identify in any of the categories below:
African American or Black	0	1	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	3	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0
Did Not Disclose Demographic Background	0	0	0

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. To our knowledge, based solely upon a review of Forms 3, 4, and 5 filed with the SEC during the fiscal year ended December 31, 2023, we believe that, except as stated below, our directors, executive officers, and greater than 10% beneficial owners have complied with all applicable filing requirements during the fiscal year ended December 31, 2023.

•	Robert Galvin, our former Interim Chief Operating Officer, failed to report two transactions on time on a Form 4 and failed to timely report his initial ownership on a Form 3;

•	Michelle Mathews-Spradlin failed to report one transaction on time on a Form 4;

•	Scott Cohen failed to report one transaction on time on a Form 4;

•	Kenneth Gilbert failed to report one transaction on time on a Form 4; and

•	Alexander Shoghi failed to report one transaction on time on a Form 4.

Directorships

The following current and proposed directors of the Company are also presently serving on boards of other reporting companies (or equivalent): Mr. Shoghi is also serving on the board of JAKKS Pacific Inc. (NASDAQ: JAKK) and Ms. Mathews-Spradlin and Mr. Gilbert are also serving on the board of The Wendy’s Company (NASDAQ: WEN).

Director Orientation and Continuing Education

When new directors are appointed, they receive orientation commensurate with their previous experience on the Company’s properties and on the responsibilities of directors.

Board meetings may also include presentations by the Company’s management and employees to give the directors additional insight into the Company’s business.

Board Assessments

The Board monitors the adequacy of information given to directors, communication between the Board and management and the strategic direction and processes of the Board and its board committees.

Ethical Business Conduct

The Board has found that the fiduciary duties placed on individual directors by the Company’s governing corporate legislation and the common law and the restrictions placed by applicable corporate legislation on an individual directors’ participation in decisions of the Board in which the director has an interest have been sufficient to ensure that the Board operates independently of management and in the best interests of the Company.

Shareholder Communications with our Board

Shareholders and other interested persons seeking to communicate with our Board must submit their written communications to our Secretary at iAnthus Capital Holdings, Inc., 214 King Street, Suite 314, Toronto, ON, M5H 3S6 Such communications must include the number of Company securities owned, beneficially or otherwise, by the person issuing the communication. Depending on the subject matter of the communication, our Secretary will do one of the following:

•	forward the communication to the Board or any individual member of our Board to whom any communication is specifically addressed;

•	attempt to handle the inquiry directly, for example where it is a request for information about our Company or it is a stock related matter; or

•	not forward the communication if it is primarily commercial in nature, if it relates to an improper or irrelevant topic, or if it is unduly hostile, threatening, illegal or otherwise inappropriate.

Our Board (and any individual director to whom the communication was specifically addressed) will determine what further steps are appropriate depending on the facts and circumstances outlined in the communication.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors and officers. A copy of the code is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2023. Disclosure regarding any amendments to, or waivers from, provisions of the code of business conduct and ethics that apply to our directors and officers will be included in a Current Report on Form 8-K, which we will file within four business days following the date of the amendment or waiver.

Director Attendance at Annual Meetings

We do not have a formal policy regarding director attendance at our annual meeting of shareholders. However, all directors are encouraged to attend. Last year, Richard Proud attended our last annual meeting of shareholders.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Reports with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee discussed with PFK O’Connor Davies, LLP (“PFK LLP”), the Company’s current auditor, whom are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee received and reviewed the written disclosures and the letter from PFK LLP required by applicable requirements of the PCAOB regarding PFK LLP’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with PFK LLP its independence.

The Audit Committee discussed with PFK LLP the overall scope and plans for their audit. The Audit Committee met with PFK LLP, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee held 4 meetings during fiscal year 2023.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Reports on Form 10-K for the year ended December 31, 2023, which was filed on SEDAR+ and the SEC on March 28, 2024. These Annual Reports on Form 10-K included an unmodified opinion in PKF’s reports for the Company’s year ended December 31, 2023, and an unmodified opinion from Marcum LLP, the Company’s predecessor auditor’s report for the Company’s year ended December 31, 2022.

The Audit Committee and the Board have recommended that the shareholders re-appoint PFK LLP as the Company’s auditor.

Respectfully submitted,
AUDIT COMMITTEE of the Board of Directors
Scott Cohen, Chair

The foregoing report of the Audit Committee does not constitute soliciting material and will not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

Executive Compensation

As an emerging growth company under the Jumpstart our Business Startups (“JOBS”) Act, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended, which permit us to limit reporting of executive compensation to (i) our principal executive officer, (ii) up to two other most highly compensated executive officers whose salary exceeds $100,000 and (iii) up to two additional individuals for whom disclosure would have been provided under (ii) but for the fact that the individual was not serving as an executive officer of the company at the end of the last fiscal year.

In this section “Named Executive Officer” (“NEO”) means:

(a)

each individual who, in respect of the Company, during any part of the most recently completed financial year, served as chief executive officer, including an individual performing functions similar to a chief executive officer (“CEO”);

(b)

each individual who, in respect of the Company, during any part of the most recently completed financial year, served as chief financial officer, including an individual performing functions similar to a chief financial officer (“CFO”);

(c)

in respect of the Company and its subsidiaries, the most highly compensated executive officer other than the individuals identified in paragraphs (a) and (b) at the end of the most recently completed financial year whose total compensation was more than C$150,000 for that financial year; and

(d)

each individual who would be a NEO under paragraph (c) but for the fact that the individual was not an executive officer of the Company or any of its subsidiaries, and was not acting in a similar capacity, at the end of that financial year.

Summary Compensation Table

The following table provides information regarding the compensation awarded to or earned during 2021, 2022 and 2023, as applicable, by our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)(2)		Stock Awards ($)(3)	Option Awards ($)		Non Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Richard Proud Chief Executive Officer and Director	2023	219,231	337,500	(4)	3,310,138	—		—	—	—		3,529,369
Robert Galvin(1) Former Interim Chief Executive Officer, Former Interim Chief Operating Officer and Former Director	2023	414,774	225,000		350,000	—		—	—	64,826	(8)	1,054,600
	2022	675,000			3,473,914	167,181	(4)	—	—	—		4,316,095
	2021	675,000	250,000		—	41,825	(6)(9)	—	—	—		925,000
						83,650	(6)(9)
						366,666	(7)(9)
						280,075	(8)(9)
Philippe Faraut(11) Former Chief Financial Officer	2023	302,916	150,000		600,000	—		—	—	—		1,052,916
	2022	40,385	—		300,000	—		—	—	—		340,385

(1)

Mr. Galvin was appointed as director of the Company on February 5, 2019, ceased being a director on December 5, 2019, was re- appointed as a director of the Company on May 6, 2022 and resigned on June 24, 2022. Mr. Galvin was appointed as Interim Chief Operating Officer of the Company on November 27, 2020. Mr. Galvin was appointed as Interim CEO effective as of May 6, 2022. Mr. Galvin completed his tenure as Interim CEO on July 17, 2023 and resigned from his position as Interim Chief Operating Officer as of October 11, 2023.

(2)

Cash bonuses awarded at the discretion of the Board. In respect of fiscal year ended on December 31, 2023, Richard Proud is guaranteed to receive $237,500 for his bonus, which is payable on or around April 15, 2024.

(3)

Represents the aggregate grant date fair value of RSUs granted for the fiscal year ended December 31, 2023 and December 31, 2022 as determined in accordance with FASB ASC Topic 718, rather than the amount paid to or realized by Robert Galvin, Philippe Faraut, or Richard Proud. Mr. Galvin’s 2022 RSU grant was promised to him in 2021 if the Recapitalization Transaction closed and was contingent on the closing of the Recapitalization Transaction. The FASB ASC Topic 718 amount of this grant may never be realized by Robert Galvin. See Note 10, “Share Capital” in the Notes to the Company’s Consolidated Financial Statements for the fiscal year ended December 31, 2023 and December 31, 2022 included in our Form 10-K for more information regarding the Company’s accounting for share-based compensation plans.

(4)

Represents the aggregate grant date fair value of options granted for the fiscal year ended December 31, 2022 as determined in accordance with FASB ASC Topic 718, rather than the amount paid to or realized by Robert Galvin. The FASB ASC Topic 718 amount of this grant may never be realized by Robert Galvin. Mr. Galvin’s 2022 option grants was promised to him in 2021 if the Recapitalization Transaction closed and were contingent on the closing of the Recapitalization

Transaction. See Note 10, “Share Capital” in the Notes to the Company’s Consolidated Financial Statements for the fiscal year ended 2023 included in our Form 10-K for the year ended 2023 for more information regarding the Company’s accounting for share-based compensation plans.

(5)	Represents a one-time cash signing bonus of $100,000 plus a guaranteed bonus of $237,500, both of which have been paid as May 22, 2024.
(6)

Stock options granted to Robert Galvin on October 30, 2018 and January 15, 2018 by MPX Bioceutical Corporation (“MPX”) became immediately vested on the date of that the Company acquired MPX on February 5, 2019.

(7)

Stock options granted to Robert Galvin on June 6, 2019 vest over a 30-month period in accordance with the following schedule: 66,666 stock options on September 30, 33,334 stock options on December 31, 2019, 33,333 stock options on March 31, 2020, 33,334 stock options on June 30, 2020, 33,334 stock options on September 30, 2020, 33,333 stock options on December 31, 2020, 33,333 stock options on March 31, 2021, 33,334 stock options on June 30, 2021, 33,333 stock options on September 30, 2021, 33,333 stock options on December 31, 2021, and 33,333 stock options on March 31, 2022.

(8)

Assuming all milestones were met as of each quarter end date, stock options granted to Robert Galvin in August 2019 vested in accordance with the following schedule: 28,395 stock options on September 30, 2019, 14,197 stock options on December 31, 2019, 138,101 stock options on March 31, 2020, 14,198 stock options on June 30, 2020, 14,197 stock options on September 30, 2020, 14,197 stock options on December 31, 2020, 14,198 stock options on March 31, 2021, 14,197 stock options on June 30, 2021, 14,197 stock options on September 30, 2021, 14,198 stock options on December 31, 2021, 14,197 stock options on March 31, 2022.

(9)	On June 24, 2022, all outstanding stock options were cancelled in connection with the closing of the Recapitalization Transaction.
(10)

For 2023, all other compensation for Robert Galvin includes the following in connection with payments received under the December Separation Agreement and the October Separation Agreement, and in each case, for the fiscal year ended December 31, 2023: 1,399 COBRA Premiums and 63,427 Paid Time Off.

(11)	Mr. Faraut resigned from the Company on April 5, 2024.

Narrative to Summary Compensation Table

Compensation Review Process

Compensation of the directors of the Company is determined by the Board, based on the recommendations made by the Compensation Committee. Compensation of the CEO of the Company is determined by the Compensation Committee (either alone or, if directed by the Board, in conjunction with a majority of the independent directors on the Board). Compensation for senior executives is determined and approved annually by the Compensation Committee, based on recommendations made by the CEO of the Company. In determining compensation, the Compensation Committee and the Board consider industry standards, annual and long-term performance goals and financial situation but do not currently have any formal objectives or criteria. The Compensation Committee and the Board informally monitor the performance of each executive officer keeping in mind the business strengths of the individual and the purpose of their appointment as an officer. The Compensation Committee currently comprises of the following directors: Michelle Mathews-Spradlin, Alexander Shoghi and Kenneth Gilbert. The Board has not adopted any specific policies or practices to determine the compensation for the Company’s directors and executive officers other than as disclosed above.

The Compensation Committee is also responsible for, among other things, reviewing and approving the Company’s compensation and benefit programs, policies and practices, and overseeing the administration of the Company’s cash-based and equity-based compensation plans.

Risk Management

The Board has not considered the implications of the risks associated with the Company’s compensation policies and practices.

The Company has not adopted a policy that forbids directors or officers from purchasing financial instruments designed to hedge or offset a decrease in market value of the Company’s securities granted as compensation or held, directly or indirectly, by directors or officers. The Company is not, however, aware of any of its directors or officers having entered into this type of transaction.

Elements of Executive Compensation Program

The Company’s compensation program consists of the following elements:

(a)	base salary or consulting fees;

(b)	bonus payments; and

(c)	equity participation through the Omnibus Incentive Plan.

Base Salary or Consulting Fees

Base salary ranges for NEOs were initially determined upon review of salaries paid by other companies that are comparable in size to the Company.

In determining the base salary of a NEO, the Compensation Committee and the Board considers the following factors:

(a)	the particular responsibilities related to the position;

(b)	salaries paid by other companies in the same industry, which were similar in size and stage of development as the Company;

(c)	the experience level of the NEO;

(d)	the amount of time and commitment which the NEO devotes to the Company; and

(e)	the NEO’s overall performance and performance in relation to the achievement of corporate milestones and objectives.

Bonus Payments

Each of the NEOs, as well as all employees, are eligible for an annual bonus, payable in cash or through option-based compensation. The amount paid is based on the Board’s assessment of the Company’s performance for the year. Factors considered in determining bonus amounts include individual performance, financial criteria (such as cash management and share price performance) and operational criteria (such as significant acquisitions of licensed cannabis operations and the attainment of corporate milestones).

The Company awarded bonuses to certain NEOs and employees during its financial year ended December 31, 2021, December 31, 2022, and December 31, 2023, as disclosed in the compensation table above.

Equity Participation

The Company currently offers equity participation in the Company through its Omnibus Incentive Plan. Please see “Equity Compensation Plan Information”.

Executive Compensation

Except for the grant of Awards to NEOs, there are no arrangements under which NEOs were compensated by the Company during the three most recently completed financial years for their services in their capacity as NEOs, directors or consultants.

Pension Disclosure

The Company does not have in place any deferred compensation plan or pension plan that provides for payments or benefits at, following or in connection with retirement.

Section 162(m) of the Code

Section 162(m) generally disallows the corporate tax deduction for certain compensation paid in excess of $1,000,000 annually to “covered employees,” which include: (i) the Chief Executive Officer; (ii) the Chief Financial Officer; (iii) any employee whose total compensation is required to be reported to shareholders under the Exchange Act by reason of such employee being among the three highest compensated officers for the taxable year (excluding the CEO and CFO); and (iv) any executive who was a “covered employee” for any tax year beginning after December 31, 2016. A “covered employee” includes any individual who meets the definition of a “covered employee” at any time during the year, and also includes executives who are the top three highest paid officers (excluding the CEO or CFO) even if their compensation is not required to be disclosed under existing SEC rules. Section 162(m) of the U.S. Internal Revenue Code of 1986 (the “Code”) was amended by the Tax Cut and Jobs Act of 2018 so that the exceptions for payment of “performance-based compensation” or commissions have been eliminated.

Certain of our executives have received total compensation in excess of $1,000,000, such that we may not be allowed the full federal tax deduction otherwise permitted for such compensation.

Employment Agreements; Potential Payments Upon Termination or Change-in-Control

Other than as set out in this Proxy Statement, the Company has no agreements or arrangements under which compensation was provided during the 2023 financial year or is payable in respect of services provided to the Company or any of its subsidiaries that were performed by a director or NEO.

The Company entered into an employment agreement with Richard Proud (the “Proud Employment Agreement”) effective as of July 17, 2023, pursuant to which Mr. Proud currently serves as the Chief Executive Officer of the Company. Pursuant to the Proud Employment Agreement, Mr. Proud receives an annual base salary of $475,000. In addition, Mr. Proud is eligible to receive an annual bonus, with the target annual bonus being 100% of Mr. Proud’s annual base salary. Mr. Proud’s target annual bonus has a minimum of 0% and a maximum of 200%, based upon individual and/or corporate performance criteria established annually by the Board and Mr. Proud; provided, however, 50% of Mr. Proud’s target annual bonus is guaranteed for Mr. Proud’s first two years of employment. To be eligible to receive the target annual bonus. Mr. Proud must be employed on the bonus payment date.

Pursuant to the Proud Employment Agreement, Mr. Proud also received a grant of RSUs with respect to the common shares of the Company equal to 3% of the common shares of the Company outstanding as of the date of the RSU grant. The grant of the RSUs to Mr. Proud are subject to the terms and conditions of the Company’s Omnibus Incentive Plan and related equity award agreement. he RSUs will vest in three equal annual installments on the first three anniversaries of the date of grant of such RSUs, contingent on Mr. Proud remaining employed through each vesting date. The RSUs will immediately fully vest upon the consummation of a Change of Control (as defined in the Proud

Employment Agreement). Mr. Proud also received a one-time signing bonus equal to $100,000, which was payable within ten (10) days of the effective date of the Proud Employment Agreement. In addition, Mr. Proud will be entitled to receive personal time off benefits under Company’s policies and any other employee benefits pursuant to any benefit plans maintained by the Company in a manner consistent with other similarly situated employees of the Company. He will also be entitled to reimbursement of reasonable and necessary business-related expenses.

In the event of a Change of Control of the Company, either while Mr. Proud is employed or during the first 12 months after the Company terminates Mr. Proud’s employment without Cause (as defined in the Proud Employment Agreement), or Mr. Proud resigns for Good Reason (as defined in the Proud Employment Agreement), then he shall be entitled to receive the following upon the consummation of the Change of Control: (i) a lump-sum cash payment equal to the sum of (A) 150% of Mr. Proud’s then-current base salary and (B) the amount of any target annual bonus paid to Mr. Proud in the 12 months preceding the Change of Control of the Company; (ii) the acceleration of vesting of his RSU grant; (iii) a fully vested grants of RSUs with an aggregate fair market value equal to $475,000, based on the closing public market price per share on the grant date of the Change of Control RSU award, or, in the event that no public market price exists on such date, then as determined by an independent third party accounting or valuation firm acceptable to both the Company and Mr. Proud; and (iv) if Mr. Proud elects continuation coverage pursuant to COBRA under the Company’s group health plan, the Company shall pay Mr. Proud’s COBRA premiums for such coverage until the earlier of (A) 18 months following the date of Mr. Proud’s termination of employment, or (B) the date upon which Mr. Proud accepts new employment that offers him medical benefits. In the event that the Company terminates Mr. Proud’s employment for any reason other than Cause, death or disability, or if Mr. Proud resigns for Good Reason, then he shall be entitled to receive the following: (i) a lump-sum cash payment equal to 100% of Mr. Proud’s then-current base salary (provided, that if such termination of employment is less than 180 days after a Change of Control of the Company, then this paragraph shall not apply); (ii) to the extent unvested, Mr. Proud’s RSU grant shall be accelerated and become fully vested on the date of termination; and (iii) if Mr. Proud elects continuation coverage pursuant to COBRA under the Company’s group health plan, the Company shall pay Mr. Proud’s COBRA premiums for such coverage until the earlier of (A) 12 months following the date of Mr. Proud’s termination of employment, or (B) the date upon which Mr. Proud accepts new employment that offers him medical benefits. The foregoing severance benefits are subject to, among other things, Mr. Proud’s execution and delivery of a general release of all claims in favor of the Companies and their affiliates and subsidiaries.

The Company entered into an employment agreement with Robert Galvin (the “Galvin Employment Agreement”) effective as of January 1, 2019, pursuant to which Mr. Galvin was appointed as Chief Administrative Officer and served as Interim Chief Operations Officer. The Galvin Employment Agreement was subsequently amended on April 4, 2020. The terms of the Galvin Employment Agreement continue for a period of three years and automatically renew for successive one-year periods at the end of each term until either party delivers written notice of their intent not to renew at least 60 days prior to the expiration of the then effective term.

Pursuant to the terms of the employment agreement, Mr. Galvin receives a base salary of $675,000 and is entitled to receive an annual incentive bonus at the sole discretion of our Board, based on criteria established annually by the Board in its sole discretion. Any such incentive bonus shall be paid no later than March 15 of the fiscal year following the fiscal year in which it was earned. Furthermore, pursuant to the terms of the Galvin Employment Agreement, we promised to issue annual grants of ten-year stock options (the “Time-Vested Options”) to purchase such number of our Shares equal to $800,000 minus the value of the base salary for that year. Each option grant shall vest in 12 equal quarterly installments commencing on the last day of the calendar quarter next following the date of grant and otherwise pursuant to the terms and conditions of an award agreement. Such Time- Vested Options may be granted as either stock options or Restricted Stock Units. The Galvin Employment

Agreement also entitles Mr. Galvin to annual performance based options (the “Performance Options”) to purchase such number of our Shares as determined by our Compensation Committee; provided, however, that the value of each annual grant shall be equal to no less than $400,000. We retained the discretion to cancel all, some or none of the Performance Options based on the achievement of certain individual or Company performance objectives. The Performance Options expire ten years from the date of grant and vest in 12 equal quarterly installments commencing on the last day of the calendar quarter following the date of grant. The Performance Options may be granted as either as a grant of stock options or Restricted Stock Units. The Galvin Employment Agreement also entitles Mr. Galvin to participate in the Company’s benefit plans, along with vacation, sick and holiday pay in accordance with the Company’s policies established and in effect from time to time.

In the event that we terminate Mr. Galvin’s employment for Cause (as defined in the Galvin Employment Agreement), we shall pay Mr. Galvin accrued but unpaid salary (the “Accrued Salary”) until the date of termination. Upon his termination for Cause, any options that vested 12 months prior to the date of termination shall be exercisable for 90 days following the date of termination and all other options shall terminate.

In the event that Mr. Galvin’s employment is terminated by us for Disability (as defined in the Galvin Employment Agreement) or death, we shall pay to him (i) the applicable Accrued Salary until the date of termination and (ii) all issued options shall be accelerated such that they shall become immediately exercisable (and shall not be subject to reduction for failure to meet performance objectives) and we shall extend the period during which such options may be exercisable. In the event that the employment of Mr. Galvin terminates by reason of his Disability or death at the beginning of any calendar year prior to the grant of any options, we shall issue to him options based upon the value of the options granted to him in the calendar year prior to his termination. Such options shall be fully vested and immediately exercisable, with an exercise price equal to the fair market value at the time of issuance and shall remain exercisable for a period of ten years from the date of grant.

In the event that Mr. Galvin terminates his employment other than for Good Reason (as defined in the applicable employment agreement), we shall pay to him (i) the applicable Accrued Salary until the date of termination and (ii) all issued vested options shall continue to be exercisable but any unvested options shall terminate.

In the event that we terminate Mr. Galvin’s employment without Cause or if Mr. Galvin terminates his employment for Good Reason, we shall pay to him (i) the applicable Accrued Salary until the date of termination and (ii) all issued options shall be accelerated such that they shall become immediately exercisable and we shall extend the period during which such options may be exercisable. Furthermore, if Mr. Galvin has been employed by us for at least three years, we shall also (i) issue him additional options to purchase such number of common shares equal to the total value of the options issued to him during the preceding 12 months (or if no options have been granted during the previous 12 months, then the most recent option grant, and which options shall be fully vested and immediately exercisable) and (ii) pay him the Severance Payment (as defined in the Galvin Employment Agreement) in an amount equal to his current base salary, plus the amount of any incentive bonus paid to him during the previous 12 months, provided that he, among other things, signs a release agreement. In addition, we will pay the COBRA premiums for Mr. Galvin and his dependents for a period of 12 months following his termination.

In the event that we terminate Mr. Galvin’s employment without Cause or if Mr. Galvin terminates his employment for Good Reason during the first 12 months after a Change in Control (as defined in the applicable employment agreement), we shall pay to him (i) the applicable Accrued Salary until the date of termination; (ii) an amount equal to his Adjusted Base Salary Compensation (as defined in the Galvin Employment Agreement) for period of two years following the termination date; and (iii) all options shall be accelerated such that they shall become immediately exercisable (and shall not be subject to reduction for failure to meet performance objectives) and we shall extend the period during which such options may be exercisable. In addition, if Mr. Galvin has been employed by us for less than three years, we shall issue to him options to purchase such number of common shares equal to the Adjusted Option Value that were issued to him during the preceding 12 months. If the Mr. Galvin has been employed by us for more than three years, we shall issue options to purchase such number of common shares equal to two times the Adjusted Option Value that were issued to him during the preceding 12 months (or if no options have been granted during the previous 12 months, then the most recent option grant), provided that Mr. Galvin, among other things, signs a release agreement. In either case, such options shall be fully vested and immediately exercisable for a period of ten years from the date of grant.

Effective as of October 11, 2023 (the “October Resignation Date”), Robert Galvin, the Company’s then-Interim Chief Operating Officer, resigned from his executive positions, including all positions with the Company’s subsidiaries and affiliates. In connection with the resignation, Mr. Galvin and the Company executed a separation agreement (the “October Separation Agreement”), pursuant to which, Mr. Galvin will receive certain compensation and benefits valued to substantially equal the value of entitlements he would have received under Section 4(f) of his employment agreement. Specifically, Mr. Galvin will receive: (i) total cash compensation in the amount of approximately $0.4 million, which is payable in a lump sum on January 5, 2024; (ii) a grant of RSUs with an aggregate fair market value of approximately $0.4 million, which shall fully vest on January 4, 2024. Under the terms of the October Separation Agreement, the Company will continue to pay the monthly premium for Mr. Galvin’s continued participation in the Company’s health and dental insurance benefits pursuant to COBRA for one year from the October Resignation Date. Mr. Galvin served in a consulting role for three months following the October Resignation Date at a base compensation rate of $25 per month. As of December 31, 2023, the total balance owed to Mr. Galvin is $0.4 million (December 31, 2022—$Nil).

On November 14, 2022, we entered into an employment agreement with Philippe Faraut (the “Faraut Employment Agreement”), pursuant to which Mr. Faraut serves as the Chief Financial Officer of the Company. Pursuant to the Faraut Employment Agreement, Mr. Faraut will receive an annual base salary of $300,000 and beginning on January 1, 2023, Mr. Faraut will be eligible to receive an annual incentive cash bonus, in the sole discretion of our Board, based upon criteria established annually by the Board. In addition, for the period between November 14, 2022, and December 31, 2022, Mr. Faraut may be awarded a discretionary incentive cash bonus based on individual and/or corporate performance during such period. Except as provided below, Mr. Faraut must be employed on the bonus payment date to be eligible to receive the bonus for the applicable year.

On or prior to November 19, 2022, and on November 15 of each subsequent year, pursuant to the Faraut Employment Agreement, Mr. Faraut will be entitled to receive RSUs with respect to the common shares of the Company, having an aggregate fair market value, as of the date of grant, of $300,000. The grant of the RSUs to Mr. Faraut will be subject to the terms and conditions of the Company’s Omnibus Incentive Plan and related equity award agreement. The RSUs will vest in three equal annual installments on the first three anniversaries of the date of grant of such RSUs, contingent on Mr. Faraut remaining employed through each vesting date. The RSUs will immediately fully vest upon the consummation of a Change of Control (as defined in the Faraut Employment Agreement). In addition, Mr. Faraut will be entitled to receive personal time off benefits under Company’s policies and any other employee benefits pursuant to any benefit plans maintained by the Company in a manner consistent with other similarly situated employees of the Company. He will also be entitled to reimbursement of reasonable and necessary business-related expenses.

In the event of a Change of Control of the Company, either while Mr. Faraut is employed or during the first 12 months after the Company terminates Mr. Faraut’s employment without Cause (as defined in the Faraut Employment Agreement), or Mr. Faraut resigns for Good Reason (as defined in the Faraut Employment Agreement), then he shall be entitled to receive the following upon the consummation of the Change of Control: (i) a lump-sum cash payment equal to the sum of (A) Mr. Faraut’s then current base-salary for 18 months and (B) the amount of any annual incentive bonus paid to Mr. Faraut in the 12 months preceding the consummation of a Change of Control of the Company and (ii) a fully vested grant of RSUs with an aggregate fair market value equal to $450,000, based on the closing public market price per share on the 30th day after the date of the Change of Control of the Company. In the event that the Company terminates Mr. Faraut’s employment due to his death or disability, all unvested and outstanding RSUs held by Mr. Faraut shall be accelerated and become fully vested on the date of such termination. In the event that the Company terminates Mr. Faraut’s employment for any reason other than Cause, death or disability, or if Mr. Faraut resigns for Good Reason, then he shall be entitled to receive the following: (i) to the extent unvested, all RSUs held by Mr. Faraut shall be accelerated and become fully vested on the date of termination (provided that if such termination of employment is less than 180 days after a Change of Control of the Company, then only 66.67% of any unvested RSUs shall be accelerated and become fully vested); (ii) if Mr. Faraut is employed for at least one year, on the 60th date following the date of his termination of employment, Mr. Faraut will receive fully vested RSUs with an aggregate fair market value equal to $300,000 (provided that if such termination of employment is less than 180 days after a Change of Control of the Company, then Mr. Faraut shall not be entitled to any such payment); (iii) payment, over a 12 month period, of continuing compensation equal to the sum of (A) 12 months of his then base salary and (B) the amount of any annual incentive bonus paid to Mr. Faraut in the 12 months preceding the date of termination (provided that if such termination of employment is less than 180 days after a Change of Control of the Company, then Mr. Faraut shall not be entitled to any such payment); and (iv) if Mr. Faraut elects continuation coverage pursuant to COBRA under the Company’s group health plan, the Company shall pay Mr. Faraut’s COBRA premiums for such coverage until the earlier of (A) 12 months following the date of Mr. Faraut’s termination of employment, or (B) the date upon which Mr. Faraut accepts new employment that offers him medical benefits. The foregoing severance benefits are subject to, among other things, Mr. Faraut’s execution and delivery of a general release of all claims in favor of the Companies and their affiliates and subsidiaries.

Effective as of April 5, 2024 (the “Faraut Resignation Date”), Philippe Faraut, the Company’s Chief Financial Officer, resigned from his executive positions, including all positions with the Company’s subsidiaries and affiliates. In connection with the resignation, Mr. Faraut and the Company executed a separation agreement (the “Faraut Separation Agreement”), pursuant to which, Mr. Faraut will receive certain compensation and benefits valued to substantially equal the value of entitlements he would have received under Section 4(g) of his employment agreement. Specifically, Mr. Faraut will receive total cash compensation in the amount of approximately $0.2 million, which is payable in equal installments of approximately $25 per month over a period of 7 months following the Effective Date (as defined in the Faraut Separation Agreement). Under the terms of the Faraut Separation Agreement, the Company will continue to pay the monthly premium for Mr. Faraut’s continued participation in the Company’s health and dental insurance benefits pursuant to COBRA for one year from the Faraut Resignation Date. Mr. Faraut will serve in a consulting role for one month following the Faraut Resignation Date at a base compensation rate of $25 per month. Pursuant to the Faraut Separation Agreement, the RSUs granted to Mr. Faraut on November 23, 2022, and May 17, 2023, shall accelerate and fully vest upon satisfactory completion of Mr. Faraut’s consulting services. Further, the RSUs granted to Mr. Faraut on September 1, 2023, and November 15, 2023, were forfeited as of the Faraut Resignation Date. As of March 31, 2024, the total balance owed to Mr. Faraut is $0.2 million (December 31, 2023—$Nil)

Outstanding Equity Awards at 2023 Fiscal Year End

The following table provides information with respect to holdings of unvested options and stock awards held by our named executive officers, at December 31, 2023.

	Option Awards							Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (3)	Option Exercise Price ($)		Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares of units of stock that have not vested ($)(4)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Richard Proud, Chief Executive Officer	—		—	—		—	—	198,211,864		$5,351,720	—	—
Philippe Faraut, Former Chief Financial Officer	—		—	—		—	—	34,739,974	(3)	$937,979	—	—
Robert Galvin, Former Interim Chief Executive Officer and Former Interim Chief Operating Officer	3,938,678	(1)	—	—	US $	0.051	7/10/2030	15,486,726	(2)	$418,142	—	—

(1)	Replacement stock options granted to Robert Galvin on September 21, 2022, which vested in equal installments on July 10, 2021, July 10, 2022, and July 10, 2023.
(2)	RSUs granted to Robert Galvin on October 10, 2023 pursuant to the October Separation Agreement, which fully vest on January 4, 2024.
(3)

RSUs granted to Philippe Faraut on: (i) November 23, 2022, which vest in equal installments on November 23, 2023, November 23, 2024 and November 23, 2025 (excludes the portion of the RSU grant that vested on November 23, 2023); (ii) May 17, 2023, which vest in equal installments on May 17, 2024, May 17, 2025 and May 17, 2026; (iii) August 31, 2023, which vest in equal installments on August 31, 2024, August 31, 2025 and August 31, 2026; and (iv) November 15, 2023, which vest in equal installments on November 15, 2024, November 15, 2025 and November 15, 2026.

(4)	Market value determined using the closing stock price of $0.027 per share on the last trading day the fiscal year on December 29, 2023.

Non-Employee Director Compensation

The table below shows the equity and other compensation granted to our non-employee directors during the fiscal year ended 2023. All amounts in the table are in whole dollars.

Name	Year	Fees Earned or Paid Cash ($)		Stock Awards ($)(1)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other in Compensation ($)	Total ($)
Michelle Mathews-Spradlin	2023	$70,000	(2)	$165,000	(3)	—	—	—	—	$235,000
Kenneth Gilbert	2023	$25,000	(4)	$165,000	(5)	—	—	—	—	$190,000
Scott Cohen	2023	$35,000	(6)	$165,000	(7)	—	—	—	—	$200,000
Alexander Shoghi	2023	—		$227,500	(8)	—	—	—	—	$227,500
Zachary Arrick(9)	2023	—		—		—	—	—	—	—
John Paterson(10)	2023	—		$315,000	(11)	—	—	—	—	$315,000

(1)

Amounts reported represent the aggregate grant date fair value for option awards granted in each respective year in accordance with FASB ASC Topic 718, excluding the effect of forfeitures. See Note 10 “Share Capital” in the Notes to the Company’s Consolidated Financial Statements for the fiscal year ended 2023 included in this Form 10-K for the year ended 2023 for more information regarding the Company’s accounting for share-based compensation plans. The amounts shown in the Director Compensation Table above do not represent the actual value realized by each Director.

(2)

Represents two of four installment payments for annual cash retainers totaling $140,000 ($50,000 annual retainer, $75,000 annual retainer as Chair of the Board and $15,000 retainer as Chair of the Compensation Committee).

(3)

On November 15, 2023, Michelle Mathews-Spradlin was issued 6,875,000 RSUs, valued at $165,000 based on the Company’s closing stock price on November 14, 2023, the date immediately preceding the grant, all of which vest on November 15, 2024.

(4)	Represents two of four installment payments for the annual cash retainer equal to $50,000.
(5)

On November 15, 2023, Kenneth Gilbert was issued 6,875,000 RSUs, valued at $165,000 based on the Company’s closing stock price on November 14, 2023, the date immediately preceding the grant, all of which vest on November 15, 2024.

(6)	Represents two of four installment payments for annual cash retainers totaling $70,000 ($50,000 annual retainer and $20,000 annual retainer as Chair of the Audit Committee).
(7)

On November 15, 2023, Scott Cohen was issued 6,875,000 RSUs, valued at $165,000 based on the Company’s closing stock price on November 14, 2023, the date immediately preceding the grant, all of which vest on November 15, 2024.

(8)

On November 15, 2023, Alexander Shoghi was issued 9,479,167 RSUs, valued at $227,500 based on the Company’s closing stock price on November 14, 2023, the date immediately preceding the grant, all of which vest on November 15, 2024. Mr. Shoghi elected to receive RSUs equal to, and in lieu of, the cash Board fees he otherwise would have been entitled, and accordingly, of the $227,500 in RSUs issued to Mr. Shoghi, $62,500 (or 2,604,167 RSUs) is attributable to Mr. Shoghi’s annual Board retainers ($50,000 annual retainer and $12,500 annual retainer as Chair of the Nominating and Corporate Governance Committee).

(9)	Zachary Arrick resigned as a member of our Board on February 21, 2023.
(10)	John Paterson resigned as a member of our Board on March 9, 2024.
(11)

On May 17, 2023, John Paterson was issued 17,597,765 RSUs, valued at $315,000 based on the Company’s closing stock price on May 17, 2023, the date of the grant. 5,586,592 of the RSUs vested immediately. The remaining 12,011,173 RSUs were scheduled to vest on May 17, 2024, but, as a result of Mr. Paterson’s resignation from our Board, Mr. Paterson forfeited the 12,011,173 RSUs.

PROPOSAL TWO

APPOINTMENT OF AUDITOR

The Board recommends, on the advice of the Audit Committee, that the shareholders of the Company re-appoint PFK LLP as the Company’s auditor to audit the Company’s consolidated financial statements for fiscal year 2024. To the knowledge of management of the Company, neither such firm nor any of its members has any direct or material indirect financial interest in the Company, nor any connection with the Company in any capacity other than as our auditor.

Principal Independent Registered Public Accounting Firm Fees and Services

On March 30, 2023, the Company filed the Auditor Reporting Package on SEDAR+ which confirmed that (i) the resignation of Marcum LLP and appointment of PFK LLP were considered and approved by the Board, (ii) there have been no modified opinions in Marcum LLP’s reports for the Company’s two most recently completed fiscal years or for any period subsequent to the most recently completed period for which an audit report was issued and preceding the date of Marcum LLP’s termination, (iii) there were no reportable events (as defined in NI 51-102) in connection with the audits for the period commencing at the beginning of the Company’s two most recently completed financial years and ending on the date of Marcum LLP’s termination.

PFK LLP has served as our auditor as of March 30, 2023. Prior to the engagement of PFK LLP, Marcum LLP served as auditor since August 10, 2018, and completed the audits of the Company for the years ended December 31, 2020, 2021 and 2022.

During the years ended December 31, 2021, 2022 and 2023, there were no “reportable events” as such term is defined in NI 51-102.

External Auditor Service Fees

The Audit Committee has reviewed the nature and amount of the non-audit services provided by Marcum LLP (previous auditor) and PFK LLP to ensure auditor independence. Fees incurred with Marcum LLP and PFK LLP for audit and non-audit services in the last two fiscal years are outlined in the following table.

Nature of Services	Fees Paid in Fiscal Year Ended December 31, 2023	Fees Paid in Fiscal Year Ended December 31, 2022
Audit Fees(1)	US$1,305,060	US$1,334,216
Audit-Related Fees(2)	Nil	Nil
Tax Fees(3)	Nil	Nil
All Other Fees(4)	Nil	Nil
Total	US$1,305,060	US$1,334,216

(1)

“Audit Fees” include fees necessary to perform the annual audit and quarterly reviews of the Company’s consolidated financial statements. Audit Fees include fees for review of tax provisions and for accounting consultations on matters reflected in the financial statements. Audit Fees also include audit or other attest services required by legislation or regulation, such as comfort letters, consents, reviews of securities filings and statutory audits.

(2)

“Audit-Related Fees” include services normally performed by the auditor. These audit-related services include employee benefit audits, due diligence assistance, accounting consultations on proposed transactions, internal control reviews and audit or attest services not required by legislation or regulation.

(3)

“Tax Fees” include fees for all tax services other than those included in “Audit Fees” and “Audit-Related Fees”. This category includes fees for tax compliance, tax planning and tax advice. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions, and requests for rulings or technical advice from tax authorities.

(4)	“All Other Fees” include all other non-audit services.

Pre-approval Policies and Procedures

In accordance with the Sarbanes-Oxley Act, our Audit Committee Charter requires the Audit Committee to pre-approve all audit and permitted non-audit services provided by our independent registered public accounting firm, including the review and approval in advance of our independent registered public accounting firm’s annual engagement letter and the proposed fees contained therein. The Audit Committee has the ability to delegate the authority to pre-approve non-audit services to one or more designated members of the Audit Committee. If such authority is delegated, such delegated members of the Audit Committee must report to the full Audit Committee at the next Audit Committee meeting all items pre-approved by such delegated members. In the fiscal years ended December 31, 2023, 2022 and 2021 all of the services performed by our independent registered public accounting firm were pre-approved by the Audit Committee

The enclosed Proxy will be voted as specified, but if no specification is made, it will be voted “FOR” the appointment of PFK LLP as the auditor of the Company for the fiscal year ended December 31, 2024, and to authorize the directors to fix the remuneration of the auditor.

The Board recommends a vote “FOR” this proposal.

PROPOSAL THREE

APPROVAL OF THE AMENDED AND RESTATED OMNIBUS INCENTIVE PLAN

In April 2023, the CSE amended its policy regarding stock option plans, and now requires shareholders of the Company to approve the Omnibus Incentive Plan (as defined herein) and unallocated entitlements issuable thereunder every three years. Accordingly, at the Meeting, shareholders will be asked to consider and, if deemed appropriate, adopt, with or without variation, an ordinary resolution approving, ratifying and confirming the Company’s Omnibus Incentive Plan, a summary of which is set forth below and the full text of which is attached hereto as Appendix “A”.

The purpose of the Omnibus Incentive Plan is to attract, retain and reward those employees, directors and other individuals who are expected to contribute significantly to the success of the Company and its Affiliates, to incentivize such individuals to perform at the highest level, to strengthen the mutuality of interests between such individuals and shareholders and, in general, to further the best interests of the Company and its shareholders. The Omnibus Incentive Plan is intended to comply with Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), with respect to the U.S. Participants participating in the Omnibus Incentive Plan, if and when applicable, and is intended to provide for Awards which are excluded from the “salary deferral arrangement” rules in the ITA with respect to Canadian Employee Participants participating in the Omnibus Incentive Plan.

Equity Compensation Plan Information

The Company has an Amended and Restated Omnibus Incentive Plan (the “Omnibus Incentive Plan”) dated October 15, 2018, which was approved by shareholders at the Company’s annual general and special meeting held on November 26, 2018.

On January 6, 2022, the Board approved the terms of a long-term incentive program recommended by the then current Compensation Committee, pursuant to which the Company will allocate to certain employees (including executive officers) Restricted Stock Units and option awards up to, in the aggregate, 5.75% of our fully diluted equity under the Omnibus Incentive Plan (“LTIP Awards”) in order to attract and retain such employees. The allocations of the LTIP Awards were awarded after the closing of the Recapitalization Transaction contemplated by the Restructuring Support Agreement. All of the warrants and options that existed prior to the closing of the Recapitalization Transaction were cancelled. The shares may be consolidated pursuant to a consolidation ratio which has yet to be determined.

The following table sets out information as of December 31, 2023, with respect to the Omnibus Incentive Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights ($) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	33,143,342	$3.15	6,668,197
Equity compensation plans not approved by security holders	—	—	—
Total	33,143,342		6,668,197

As at December 31, 2023, the following awards were outstanding under the Omnibus Incentive Plan: a total of 325,643,329 restricted stock units, representing approximately 5% of the then outstanding Share number. A total of 7,877,356 options, with a weighted-average exercise price of $0.05 representing approximately 0.12% of the then outstanding Share number. As at December 31, 2023, an aggregate of 968,584,693 options remained available for issuance under the Omnibus Incentive Plan, representing approximately 14.88% of the then outstanding Share number.

Summary of Terms and Conditions of the Omnibus Incentive Option Plan

The following is a summary of the material provisions of the Omnibus Incentive Plan. This summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the Omnibus Incentive Plan, a copy of which may also be obtained upon request from the CFO and Corporate Secretary of the Company by email at: info@ianthuscapital.com. A copy of the Omnibus Incentive Plan is also available on the Company’s website at https://www.ianthus.com, under the Company’s SEDAR+ profile at www.sedarplus.ca and on the SEC’s website at www.sec.gov. Unless otherwise defined herein, all capitalized terms used herein will have the meanings ascribed to them in the Omnibus Incentive Plan.

Eligibility

Any employee, officer, director, Consultant or, subject to applicable law, other advisor of, or any other individual who provides Services to the Company or any Affiliate will be eligible to receive an Award under the Plan. Only eligible employees of the Company and its Affiliates (as determined in accordance with Section 422(b) of the Code (and Sections 424(e) and 424(f) of the Code with respect to options representing the right to purchase Shares from the Company (“Incentive Stock Options” or “Options”) in the case of employees who are U.S. Participants) are eligible to be granted Incentive Stock Options under the Plan and no Canadian Participant, other than a Canadian Employee Participant, will be eligible to be granted Deferred Stock Units under the Plan. Eligibility for the grant of Awards and actual participation in the Plan will be determined by a committee of the Board established or designated by the Board as responsible for the administration of the Omnibus Incentive Plan (the “Committee”).

Administration

The Omnibus Incentive Plan will be administered by the Committee, in its discretion and subject to the terms of the Omnibus Incentive Plan and applicable law, the Committee will have full power and discretion to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Omnibus Incentive Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) any one or more of the Awards, including whether an Award will be a Canadian Award or a U.S. Award; (iv) authorize and approve the applicable form and determine the terms and conditions, not inconsistent with the terms of the Omnibus Incentive Plan, of any Award Agreement and Award granted hereunder (including the exercise price (if any), the exercise period, any termination provisions, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the Shares relating thereto, based on such factors, if any, as the Committee will determine); (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, or other Awards, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, and other amounts payable with respect to an Award under the Omnibus Incentive Plan will be deferred either automatically or at the election of the holder thereof or of the Committee, taking into consideration the requirements of Section 409A of the Code; (vii) determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of securities acquired pursuant to the exercise of an Award for a period of time as determined by the Committee following the date of the grant of such Award; (viii) determine whether an Option is an Incentive Stock Option or Non-Qualified Stock Option; (ix) interpret and administer the Omnibus Incentive Plan and any instrument or agreement relating to, or Award made under, the Omnibus Incentive Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it will deem appropriate for the proper administration of the Omnibus Incentive Plan; (xi) permit accelerated vesting or lapse of restrictions of any Award at any time; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Omnibus Incentive Plan.

The grant of each Award pursuant to the Omnibus Incentive Plan will be evidenced by an Award Agreement in substantially the form as may be approved by the Committee. Each such Award Agreement will include both terms and conditions as specifically provided for in the Omnibus Incentive Plan as well as such additional terms and conditions, in either case not inconsistent with the provisions of the Omnibus Incentive Plan, as the Committee will determine.

Options

An Option is any right granted to a Participant under the Omnibus Incentive Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine, as set out in the applicable Award Agreement.

The Committee will be authorized to grant Options to Participants under the Omnibus Incentive Plan. Incentive Stock Options must be granted within ten years from the earlier of: (i) the date the Omnibus Incentive Plan was adopted by the Board (i.e., the Effective Date); or (ii) the date the Omnibus Incentive Plan is approved by the Company’s shareholders. Each Award Agreement will separately designate whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option, and will include the following terms and conditions and such additional terms and conditions, in either case not inconsistent with the provisions of the Omnibus Incentive Plan, as the Committee will determine, in its discretion.

The number and kind of Shares for which any Option may be granted will be determined by the Committee. Each Award Agreement will specify the exercise price per Share as determined by the Committee at the time the Option is granted; provided, however, that, except in the case of Substitute Awards, such exercise price will not be less than 100% (or not less than 110% in the case of an Incentive Stock Option granted to a 10% Shareholder) of the greater of: (i) the Fair Market Value of a Share on the date of grant of such Option; and (ii) the Fair Market Value of a Share on the trading day prior to the date of grant of such Option, which grant will occur after the close of the Exchange on the grant date.

Each Award Agreement will specify the term for which the Option thereunder is granted and will provide that such Option will expire at the end of such term; provided, however, that the term (measured from the grant date) of an Incentive Stock Option will not exceed ten years or five years for an Incentive Stock Option to a 10% Shareholder. If the term of an Option (other than an Incentive Stock Option) held by any Participant not subject to Section 409A of the Code would otherwise expire during, or within two business days of the expiration of a Blackout Period applicable to such Participant, then the term of such Option will be extended to the earlier of the end of such Blackout Period or, provided the Blackout Period has ended, the expiry date.

With the approval of the Committee, a Participant may elect to exercise an Option, in whole or in part, without payment of the aggregate price due on such exercise by electing to receive Shares equal in value to the difference between the price and the Fair Market Value on the date of exercise, computed in accordance with the Omnibus Incentive Plan.

Stock Appreciation Rights

The Committee will be authorized to grant SARs to Participants under the Omnibus Incentive Plan. Each SAR will represent a right to receive, on exercise by the Participant, the excess of the Fair Market Value of one Share on the date of exercise over the base price of the SAR on the date of grant, or if granted in connection with an outstanding Option on the date of grant of the related Option, as specified by the Committee, which, except in the case of Substitute Awards, will not be less than the greater of: (i) the Fair Market Value of a Share on such date of grant of the SAR or the related Option, as the case may be; and (ii) the Fair Market Value of a Share on the trading day prior to such date of grant of the SAR or the related Option, as the case may be.

Each Award Agreement will specify whether a SAR is granted to a Participant as either a freestanding SAR or a tandem SAR.

Any tandem SAR related to an Option will be granted at the same time such Option is granted to the Participant. In the case of any tandem SAR related to any Option, the SAR or applicable portion thereof will not be exercisable until the related Option or applicable portion thereof is exercisable and will terminate and no longer be exercisable on the termination or exercise of the related Option, except that a SAR granted with respect to less than the full number of Shares covered by a related Option will not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the SAR. Any Option related to any tandem SAR will no longer be exercisable to the extent the related SAR has been exercised.

A freestanding SAR will not have a term greater than ten years or, unless it is a Substitute Award, a base price less than 100% of the greater of: (i) the Fair Market Value of the Share on the date of grant; and (ii) the Fair Market Value of the Share on the trading day prior to the date of grant, which grant will occur after the close of the Exchange on the grant date. Notwithstanding the foregoing, if the term of a SAR held by any Participant not subject to Section 409A of the Code would otherwise expire during, or within two business days of the expiration of a Blackout Period applicable to such Participant, then the term of such SAR will be extended to the earlier of the end of such Blackout Period or, provided the Blackout Period has ended, the expiry date.

Restricted Stock and Restricted Stock Units

The Committee will be authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants under the Omnibus Incentive Plan.

Each Restricted Stock Unit will represent a right to receive a cash payment equal to the Fair Market Value of one Share or, as the Committee’s discretion, one Share. Shares of Restricted Stock and Restricted Stock Units will be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to receive any dividend or Dividend Equivalent or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

Deferred Stock Units

The Committee will be authorized to grant Awards of Deferred Stock Units to Participants under the Omnibus Incentive Plan. Deferred Stock Units provide Participants with compensation opportunities which are compatible with the interests of the Company’s shareholders, encourage a sense of ownership and reward significant achievements.

Deferred Stock Units will be settled on expiration of the deferral period specified for an Award of Deferred Stock Unit by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock Units will be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine at the date of grant or thereafter. Deferred Stock Units may be satisfied by delivery of a cash payment, Shares, other Awards, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

The Committee may award Dividend Equivalents with respect to Awards of Deferred Stock Units. The entitlements on such Dividend Equivalents will not be available until the expiration of the deferral period for the Award of Deferred Stock Units.

Performance Awards

The Committee will be authorized to grant Performance Awards to Participants under the Omnibus Incentive Plan payable on the attainment of specific Performance Goals.

If the Performance Award is payable in shares of Restricted Stock, such shares will be transferable to the Participant only on attainment of the relevant Performance Goal. If the Performance Award is payable in cash, it may be paid upon the attainment of the relevant Performance Goals either in cash or in shares of Restricted Stock (based on the then current Fair Market Value of such Shares), as determined by the Committee.

Subject to the applicable provisions of the Award Agreement and the Omnibus Incentive Plan, on a Participant’s termination of Service for any reason during the Performance Period for a given Performance Award, the Performance Award in question will vest or be forfeited in accordance with the terms and conditions established by the Committee on the date of the grant of the Performance Award. Based on Service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, due to such Service, performance and/or such other factors or criteria relating to the Participant’s performance to date accelerate on a pro rata basis the vesting of all or any part of any Performance Award.

When and if Performance Awards become payable, a Participant having received the grant of such units will be entitled to receive payment from the Company in settlement of such units in cash, Shares of equivalent value (based on the Fair Market Value, subject to applicable law), in some combination thereof, or in any other form determined by the Committee.

Other Stock Based Awards

The Committee will be authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent on performance of the Company or business units thereof, Shares awarded purely as a bonus and not subject to restrictions or conditions, or any other factors designated by the Committee.

Insider Limitations

Subject to the terms of the Omnibus Incentive Plan and unless permitted by applicable law, the Company will not grant Awards under the Omnibus Incentive Plan to an employee or Consultant of the Company who is an investor relations person of the Company, an Associated Consultant of the Company, an Executive Officer of the Company, a director of the Company, or a Permitted Assign of those persons if, after the distribution, (a) the number of securities, calculated on a fully diluted basis, reserved for issuance under any Security Based Compensation Arrangement granted to (i) Related Persons, exceeds 10% of the outstanding securities of the Company, or (ii) a Related Person, exceeds 5% of the outstanding securities of the Company, or (b) the number of securities, calculated on a fully diluted basis, issued within 12 months to (i) Related Persons, exceeds 10% of the outstanding securities of the Company, or (ii) a Related Person and the Associates of the Related Person, exceeds 5% of the outstanding securities of the Company.

Effect of Termination of Service on Awards

The Committee may specify the circumstances in which Awards will be exercised, vested, paid or forfeited in the event a participant ceases to provide service to the Company or any Affiliate prior to the end of a performance period or exercise or settlement of such Award. If no such circumstances are specified in the terms of an Award Agreement for a participant, the following terms will apply:

(a)

if a participant resigns their office or employment, or the employment of a participant is terminated, or a participant’s contract as a consultant terminates, only the portion of the Awards (except for Deferred Stock Units granted to Canadian Employee Participants) that has vested and is exercisable at the date of any such resignation or termination may be exercised by the participant during the period ending 30 days after the date of resignation or termination, as applicable, after which period all Awards expire;

(b)

if a participant resigns their office or employment, or the employment of a participant is terminated, or a participant’s contract as a consultant terminates, the portion of the Awards (except for Deferred Stock Units granted to Canadian Employee Participants) that has not vested and is not exercisable at the date of any such resignation will expire on the date of any such resignation or termination; and

(c)

any Awards (except Deferred Stock Units), whether vested or unvested, will expire immediately upon the participant being dismissed from their office or employment for cause or on a participant’s contract as a consultant being terminated before its normal termination date for cause, including where a participant resigns their office or employment or terminates their contract as a consultant after being requested to do so by the Company as an alternative to being dismissed or terminated by the Company for cause.

Changes in Control

Except as otherwise provided in an Award Agreement, the occurrence of a Change in Control will not result in the vesting of unvested Awards nor the lapse of any period of restriction pertaining to any Restricted Stock or Restricted Stock Units (“Unvested Awards”). For the period of 24 months following a Change in Control, where a Participant’s employment or term of office or engagement is terminated for any reason, other than for cause: (i) any Unvested Awards as at the date of such termination will be deemed to have vested, and any period of restriction will be deemed to have lapsed, as at the date of such termination and will become payable as at the date of termination; and (ii) the level of achievement of Performance Goals for any Unvested Awards that are deemed to have vested pursuant to (i) above, will be based on the actual performance achieved at the end of the applicable period immediately prior to the date of termination. Subject to certain restrictions as set out in the Omnibus Incentive Plan, notwithstanding the above, no cancellation, acceleration of vesting, lapsing of restrictions, payment of an Award, cash settlement or other payment will occur with respect to any Award if the Committee reasonably determines in good faith in connection with a Change in Control that such Award will be honoured or assumed, or new rights substituted therefor by any successor to the Company or an Affiliate.

Amendments and Termination

Unless required by applicable law, the Committee may amend, alter, suspend, discontinue or terminate the Omnibus Incentive Plan and any outstanding Awards granted thereunder, in whole or in part, at any time without notice to or approval by the Shareholders of the Company, for any purpose whatsoever, provided that where the such amendment relates to any outstanding Award and it would (i) materially decrease the rights or benefits accruing to the holder of an Award; and (ii) materially increase the obligations of the holder of an Award, then, unless otherwise excepted out by a provision of the Plan, the Committee must also obtain the written consent of the holder of such Award in question to such amendment.

Term of the Omnibus Incentive Plan

The term of the Omnibus Incentive Plan is ten years from the Effective Date. However, unless otherwise expressly provided in the Omnibus Incentive Plan or in an applicable Award Agreement, any Award granted prior to the date that is ten years from the Effective Date may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, will extend beyond such date.

Withholding Tax

The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or Affiliate, an amount sufficient to satisfy federal, provincial, state, local and foreign taxes required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of the Omnibus Incentive Plan.

At the Meeting, shareholders will be asked to consider, and if thought fit, approve the Omnibus Incentive Plan Resolution, in substantially the following form:

“BE IT RESOLVED, as an ordinary resolution of the shareholders of iAnthus Capital Holdings, Inc. that:

1.

the amended and restated omnibus incentive plan adopted by the shareholders of the Company on November 26, 2018 (the “Omnibus Incentive Plan”) in the form of the Omnibus Incentive Plan attached as Appendix “A” to the proxy circular of the Company dated May 22, 2024, be and is hereby authorized, approved, ratified and confirmed;

2.	all unallocated stock options which may be granted pursuant to the Omnibus Incentive Plan are hereby authorized, approved, ratified and confirmed;

3.

the board of directors of the Company (the “Board”), or a committee of the Board, be and is hereby authorized, in its absolute discretion, to administer the Omnibus Incentive Plan and amend or modify the Omnibus Incentive Plan in accordance with its terms and conditions and with the policies of the Canadian Securities Exchange (the “CSE”);

4.

the Board, or a committee of the Board, be and is hereby authorized to grant stock options under the Omnibus Incentive Plan until June 27, 2027, being the date that is three years from the date of the shareholder meeting at which the Omnibus Incentive Plan was authorized, approved, ratified and confirmed by shareholders; and

5.

any one director or officer of the Company be and is hereby authorized and directed to do all such acts and things and to execute and deliver, under the corporate seal of the Company or otherwise, all such deeds, documents, instruments and assurances as in his opinion may be necessary or desirable to give effect to the foregoing resolutions, including, without limitation, making any changes to the Omnibus Incentive Plan required by the CSE or applicable securities regulatory authorities and to complete all transactions in connection with the administration of the Omnibus Incentive Plan.”

The Board recommends a vote “FOR” this proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of Shares as of March 21, 2024, by (i) each person known to beneficially own more than 5% of our outstanding common shares, (ii) each of our directors, (iii) each of our named executive officers and (iv) all of our directors and named executive officers as a group.

Except as indicated in footnotes to this table, we believe that the shareholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such shareholders, subject to community property laws, where applicable.

Beneficial Owner(1)	Shares Beneficially Owned		Percentage of Shares Beneficially Owned(2)
Directors and Named Executive Officers:
Richard Proud	—	(3)	*
Philippe Faraut	1,439,512	(4)	*
Michelle Mathews-Spradlin	7,941,178	(5)	*
Scott Cohen	6,568,629	(6)	*
Kenneth Gilbert	1,960,785	(7)	*
Alexander Shoghi	6,421,570	(8)	*
All Executive Officers and Directors as a Group (6 persons)	24,331,674		*
5% or Greater Shareholders:
Parallax Master Fund, LP(9)	369,665,259		5.59%
Jason Adler(10)	2,598,704,326	(11)	39.29%
Hadron Healthcare and Consumer Special Opportunities Master Fund(12)	357,175,254		5.40%
Senvest Management, LLC(13)	1,074,406,901	(14)	16.24%
Oasis Investments II Master Fund Ltd.(15)	1,284,677,774		19.42%

*	Represents beneficial ownership of less than 1%.
(1)	Unless otherwise indicated, the address of each person is c/o iAnthus Capital Holdings, Inc., 214 King Street, Suite 314, Toronto, ON, M5H 3S6.
(2)

The calculation in this column is based upon 6,615,001,520 common shares outstanding on March 21, 2024. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the subject securities. Common shares that may be acquired by an individual or group within 60 days of March 21, 2024, pursuant to the exercise of options or warrants, vesting of common shares or conversion of convertible debt, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3)	Represents 0 common shares. Excludes 198,211,864 common shares underlying vested restricted stock units.
(4)	Represents 1,439,512 common shares. Excludes 34,739,974 common shares underlying unvested restricted stock units.
(5)	Represents 7,941,178 common shares. Excludes 6,875,000 common shares underlying unvested restricted stock units.
(6)	Represents 6,568,629 common shares. Excludes 6,875,000 common shares underlying unvested restricted stock units.
(7)	Represents 1,960,785 common shares. Excludes 11,090,687 common shares underlying unvested restricted stock units.
(8)	Represents 6,421,570 common shares. Excludes 9,479,167 common shares underlying unvested restricted stock units.
(9)

William Bartlett is the Managing Member of Parallax Master Fund, LP and in such capacity has the right to vote and dispose of the securities held by such entity. The address of Parallax Master Fund, LP is 88 Kearny Street, 20th Floor, San Francisco, CA 94108.

(10)

Jason Adler is the Managing Member of Gotham Green Credit Partners GP I, LLC, Gotham Green GP 1, LLC, Gotham Green GP II, LLC and Gotham Green Partners SPV V GP, LLC. Gotham Green Credit Partners GP I, LLC is the General Partner of Gotham Green Credit Partners SPV 1, LP. Gotham Green GP 1, LLC is the General Partner of Gotham Green Fund 1, LP and Gotham Green Fund 1 (Q), LP. Gotham Green GP II, LLC is the General Partner of Gotham Green Fund II (Q), LP and Gotham Green Fund II, LP. Gotham Green Partners SPV V GP, LLC is the General Partner of Gotham Green Partners SPV V, LP.

(11)

Represents (i) 125,585,311 common shares held by Gotham Green Fund 1, L.P.; (ii) 502,419,744 common shares held by Gotham Green Fund 1(Q), L.P.; (iii) 57,324,290 common shares held by Gotham Green Fund II, L.P.; (iv) 333,453,540 common shares held by Gotham Green Fund II (Q), L.P.; (v) 934,167,928 common shares held by Gotham Green Credit Partners SPV 1, L.P.; and (vi) 615,096,377 common shares held by Gotham Green Partners SPV V, L.P.

(12)

Marco D’Attanasio, our former director, is the Managing Member of Hadron Healthcare and Consumer Special Opportunities Master Fund and in such capacity has the right to vote and dispose of the securities held by such entity. The address of Hadron Healthcare and Consumer Special Opportunities Master Fund is P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

(13)

Senvest Management, LLC serves as the investment manager to Senvest Master Fund, LP and Senvest Global (KY), LP (collectively, the “Investment Vehicles”), with respect to the common shares held by the Investment Vehicles. Richard Mashaal serves as the Managing Member of Senvest Management, LLC, with respect to the common shares held by the Investment Vehicles. Senvest Management, LLC may be deemed to beneficially own the securities held by the Investment Vehicles by virtue of Senvest Management LLC’s position as Investment Manager of each of the Investment Vehicles. Mr. Mashaal may be deemed to beneficially own the securities held by the Investment Vehicles by virtue of Mr. Mashaal’s status as the Managing Member of Senvest Management, LLC.

(14)	Represents: (i) 946,501,317 common shares held by Senvest Master Fund, LP; and (ii) 127,905,584 common shares held by Senvest Global (KY), LP. 132
(15)

Seth Fisher is responsible for the supervision and conduct of all investment activities of Oasis Management Company Ltd. (the “Investment Manager”), including all investment decisions with respect to the assets of Oasis Investments II Master Fund Ltd., with respect to the common shares held by Oasis Investments II Master Fund Ltd. The address of the business office of Mr. Fischer is c/o Oasis Management (Hong Kong), 25/F, LHT Tower, 31 Queen’s Road Central, Central, Hong Kong. The address of the business office of each of Oasis Management and the Oasis II Fund is Ugland House, PO Box 309 Grand Cayman, KY1-1104, Cayman Islands.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions during our fiscal years ended December 31, 2023 and December 31, 2022 to which we have been a party, including transactions in which the amount involved in the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described in the 2023 Annual Report. We are not otherwise a party to a current related party transaction and no transaction is currently proposed, in which the amount of the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which a related person had or will have a direct or indirect material interest.

On October 24, 2019, INJ entered into the Loan Agreement with MPX NJ pursuant to which INJ would loan to MPX NJ, from time to time, up to an aggregate of $10.0 million, which may be increased by unlimited $1.0 million tranches, subject to certain conditions. Furthermore, INJ may advance up to an additional $5.0 million to MPX NJ in its sole discretion. Outstanding loans were to mature on December 31, 2021, and bear interest at a rate of 16% per year, subject to adjustment in the event of default. In connection with the Loan Agreement, on October 16, 2019, MPX NJ issued INJ the INJ Note in the principal amount of up to $10.0 million. The principal amount of the INJ Note together with any interest accrued thereon was convertible into such number of Class A units of MPX NJ equal to a 99% equity interest in MPX NJ on a fully diluted basis. In addition, on October 24, 2019, INJ entered into the Option Agreement with MPX NJ pursuant to which INJ acquired an option to acquire all of the units of MPX NJ for $1,000. Elizabeth Stavola, our former Chief Strategy Officer and former member of our Board was the former Chief Executive Officer and majority owner of MPX NJ. On February 3, 2021, INJ sent a notice of conversion to MPX NJ pursuant to the Loan Agreement, notifying MPX NJ of INJ’s election to exercise its right to convert the entire principal amount outstanding, plus all accrued and unpaid interest thereon, into a number of Class A units of MPX NJ representing 99% equity interest in MPX NJ. The conversion of INJ’s debt to equity was subject to approval by the CRC. In addition, on February 25, 2021, INJ sent to MPX NJ and the current equityholders of MPX NJ a notice of election, notifying MPX NJ and its current equityholders of INJ’s election to exercise its purchase option pursuant to the Option Agreement. On January 7, 2022, the CRC approved the conversion of INJ’s debt into a 99% equity interest in MPX NJ and INJ’s acquisition of the remaining 1% of MPX NJ, and on February 1, 2022, INJ closed the acquisition of MPX NJ, resulting in INJ owning 100% of the equity interests of MPX NJ. As of December 31, 2022, and 2021, the outstanding balance of the loan facility including accrued interest was $Nil and $4.6 million, respectively.

Gotham Green Partners, LLC (“GGP”) invested $14.7 million through the Interim Financing during the year ended December 31, 2020, and during the year ended December 31, 2021, GGP, Senvest Master Fund, LP, Oasis Investments II Master Fund LTD and Hadron Healthcare and Consumer Special Opportunities Master Fund invested an aggregate of $5.5 million, $2.1 million, $2.5 million and $0.09 million, respectively, through the Senior Secured Bridge Notes. On the Closing Date, we closed the Recapitalization Transaction pursuant to which the outstanding principal amount of the Secured Notes (including the Interim Financing) together with interest accrued and fees thereon were forgiven in part and exchanged for (A) the Secured Lender Shares, (B) June Secured Debentures and (C) June Unsecured Debentures and the outstanding principal amount of the Unsecured Debentures together with interest accrued and fees thereon were forgiven in part and exchanged for (A) the Unsecured Lender Shares and (B) June Unsecured Debentures. As a result of closing the Recapitalization Transaction, GGP and Parallax Master Fund, LP, were issued the June Secured Debentures in the principal amount of $84.4 million and $12.1 million, respectively, and 2,568,047,188 and 369,665,259 common shares, respectively. In addition, we issued June Unsecured Debentures as follows: $4.2 million to GGP, $0.6 million to Parallax Master Fund, LP, $1.3 million to Hi-Med, $5.3 million to Senvest Master Fund, LP, $6.3 million to Oasis Investments II Master Fund LTD and $2.3 million to Hadron Healthcare and Consumer Special Opportunities Master Fund, respectively. We also issued GGP, Parallax Master Fund, LP, Senvest Master Fund, LP, Oasis Investments II Master Fund LTD and Hadron Healthcare and Consumer Special Opportunities Master Fund 2,568,047,188, 369,665,259, 936,189,371, 1,265,120,771 and 455,443,478 common shares, respectively. Further during the year ended December 31, 2022, GGP, Senvest Master Fund, LP, Oasis Investments II Master Fund LTD and Hadron Healthcare and Consumer Special Opportunities Master Fund invested aggregate of $12.5 million, $4.8 million, $5.7 million and $2.0 million, respectively, which were evidenced through the issuance of Additional Secured Debentures. As of December 31, 2022, the outstanding principal balance of the June Secured Debentures and Additional Secured Debentures were $104.0 million and $26.1 million, respectively (December 31, 2021—principal amount of Secured Notes outstanding and interest were $97.5 million and $30.9 million, respectively). The outstanding principal balance of the June Unsecured Debentures as of December 31, 2022, was $20.9 million (December 31, 2021—

principal amount of Unsecured Notes and interest were $60.0 million and $9.6 million, respectively). As of December 31, 2022, the outstanding principal balance on the Senior Secured Bridge Notes was $13.9 million (December 31, 2021—$12.5 million).

Pursuant to the terms of the Secured DPA, the Company has a related party payable of $6.3 million due to certain of the New Secured Lenders, including GGP, Oasis Investment Master II Fund LTD., Senvest Global (KY), LP, Senvest Master Fund, LP and Hadron Healthcare and Consumer Special Opportunities Master Fund for certain out-of-pocket costs, charges, fees, taxes and other expenses incurred by the New Secured Lenders in connection with the closing of the Recapitalization Transaction (the “Deferred Professional Fees”). The Company had until December 31, 2022, to pay the Deferred Professional Fees ratably based on the amount of each New Secured Lender’s Deferred Professional Fees. The Deferred Professional Fees accrued simple interest at the rate of 12.0% from the Closing Date until December 31, 2022. Beginning with the first business day of the month following December 31, 2022, interest began accruing on the Deferred Professional Fees at the rate of 20% calculated on a daily basis and is payable on the first business day of every month until the Deferred Professional Fees and accrued interest thereon is paid in full. As of December 31, 2022, the outstanding related party portion of the Deferred Professional Fees including accrued interest was $6.7 million (December 31, 2021 — $Nil).

SHAREHOLDER PROPOSALS FOR 2025 ANNUAL GENERAL MEETING

Our Annual General Meeting of Shareholders generally is expected to be held by the end of June of each year.

Proposals to be included in our Proxy Statement

Proposals of shareholders intended to be presented at the annual meeting of shareholders to be held in 2025 pursuant to Rule 14a-8 under the Exchange Act must be received by the Secretary of the Company at its executive offices no later than January 23, 2025, to be considered for inclusion in the Company’s proxy materials for that meeting. That date is 120 calendar days before the one-year anniversary of the May 22, 2024, release date for this Proxy Statement. In the event the date of the 2025 annual meeting of shareholders has been changed by more than 30 days from the date of the 2025 annual meeting, shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 annual meeting of shareholders must submit the proposal to us at iAnthus Capital Holdings, Inc., 214 King Street, Suite 314, Toronto, Ontario, Canada M5H 3S6 no later than a reasonable time before we begin to print and send our proxy materials for our 2025 annual meeting. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in Company-sponsored proxy materials.

The BCBCA permit shareholders to make valid proposals by written notice setting out a matter that the shareholder wishes to have considered at the Annual Meeting. If you wish to submit a proposal to be included in our Proxy Statement for our 2025 annual meeting of shareholders, proposals must be signed and submitted by a qualified shareholder who has complied with the relevant rules of the SEC and the BCBCA and must be delivered to our office at iAnthus Capital Holdings, Inc., 214 King Street, Suite 314, Toronto, Ontario, Canada M5H 3S6 at least 3 months before the anniversary of the previous year’s annual general meeting (i.e., before March 27, 2025). Pursuant to the BCBCA, a qualified shareholder is a person who: (i) is a registered owner or beneficial owner of one or more shares of our Company that carry the right to vote at general meetings; and (ii) has been a registered owner or beneficial owner of one or more such shares for an uninterrupted period of at least two (2) years before the date of the signing of the proposal, provided that a person is not a qualified shareholder if the person has submitted and failed to present at an annual general meeting a previous proposal.

The proposal must also be signed by qualified shareholder who, together with the submitted, are, at the time of signing, registered or beneficial owners of shares that in the aggregate constitute at least 1/100 of the issued and outstanding shares of our Company that carry the right to vote at the 2025 annual meeting of shareholders or have a fair market value in excess of CAD$2,000.

The proposal must be accompanied by a declaration from the submitter and each supporter, signed by the submitter or supporter, as the case may be, or, in the case of a submitter or supporter that is a corporation, by a director or senior officer of the signatory: (i) providing the name of and a mailing address for that signatory; (ii) declaring the number and class or series of shares carrying the right to vote at general meetings that are owned by that signatory as a registered owner or beneficial owner; and (iii) unless the name of the registered owner has already been provided, providing the name of the registered owner of those shares. A proposal may be accompanied by one written statement in support of the proposal. The proposal and, if any, the statement, together, must not exceed 1,000 words in length (excluding signatures and the declarations referred to above).

A company that receives a proposal must send to all of the persons who are entitled to notice of the annual general meeting in relation to which the proposal is made: (i) the text of the proposal; (ii) the names and mailing addresses of the submitter and the supporters, and (iii) the text of the statement, if any, accompanying the proposal. The Company will allow a submitter to present the proposal, virtually online or by proxy, at the 2025 annual meeting of shareholders if the submitter is a qualified shareholder at the time of that meeting. If our Company receives more than one proposal in relation to the 2025 annual meeting of shareholders and the proposals relate to substantially the same matter, our Company only needs to comply with (i) to (iii) above in respect of the first of such proposals.

The Company need not process a proposal if any of the following circumstances applies: (i) the directors have called the 2025 annual meeting of shareholders after the date on which the proposal is received by the Company and have sent notice of that meeting in accordance with the BCBCA; (ii) the proposal is not valid or exceeds the maximum length as further described above; (iii) substantially the same proposal was submitted to shareholders in a notice of meeting, or an information circular or equivalent, relating to a general meeting that was held not more than 5 years before the receipt of the proposal, and did not receive the sufficient support at the meeting in accordance with the BCBCA; (iv) it clearly appears that the proposal does not relate in a significant way to the business or affairs of the Company; (v) it clearly appears that the primary purpose for the proposal is securing publicity or enforcing a personal claim or redressing a personal grievance against the Company or any of its directors, officers or security holders; (vi) the proposal has already been substantially implemented; (vii) the proposal, if implemented, would cause the Company to commit an offence; or (viii) the proposal deals with matters beyond the Company’s power to implement.

If the Company does not intend to process a proposal in accordance with the BCBCA, as further described above, the Company must, within 21 days after the proposal is received by our registered office, send to the submitter: (i) written notice of the Company’s decision in relation to the proposal; and (ii) a written explanation as to the Company’s reasons for its decision. The submitter may apply to the court for a review of the Company’s decision. The court may restrain the holding of the annual general meeting in relation to which the proposal is made and may, if it determines that the Company did not have proper grounds to refuse to process the proposal, make any order it considers appropriate.

Proposals to be considered at a Meeting but not included in our Proxy Statement

In order to bring any other business before the shareholders at the Annual Meeting that will not be included in our Proxy Statement pursuant to Rule 14a-8, you must comply with the procedures and timing specifically described in our Articles and pursuant to Rule 14a-4(c) of the Exchange Act.

Under Rule 14a-4(c) of the Exchange Act, our Board may exercise discretionary voting authority under proxies solicited by it with respect to any matter properly presented by a shareholders at the 2025 annual meeting of shareholders that the shareholder does not seek to have included in our Proxy Statement if (except as described in the following sentence) the Proxy Statement discloses the nature of the matter and how our Board intends to exercise its discretion to vote on the matter, unless we are notified of the proposal on or before April 16, 2025 (pursuant to Rule 14a-4 of the Exchange Act, 45 days before the anniversary of the prior year’s mailing date, May 31, 2024) and the shareholder satisfies the other requirements of Rule 14a-4(c)(2). However, if the date of the 2025 annual meeting of shareholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our Proxy Statement for 2025 annual meeting of shareholders. We will disclose the new deadline by which shareholder’s proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q, or, if impracticable, by any means reasonably calculated to inform shareholders. If we first receive notice of the matter after April 16, 2025, and the matter nonetheless is permitted to be presented at the 2025 Annual General Meeting of shareholders, our Board may exercise discretionary voting authority with respect to the matter without including any discussion of the matter in the Proxy Statement for the meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements. Accordingly, with respect to the Company’s 2025 annual meeting of shareholders, notice must be provided to iAnthus Capital Holdings, Inc. Attn. Corporate Secretary, at iAnthus Capital Holdings, Inc., 214 King Street, Suite 314, Toronto, Ontario, Canada M5H 3S6 no later than April 16, 2025. If a shareholder fails to provide timely notice of a proposal to be presented at the 2025 annual meeting, the chair of the meeting will declare it out of order and disregard any such matter.

EXPENSES OF SOLICITATION

All costs incurred in the solicitation of Proxies for the Meeting will be borne by the Company. In addition to the solicitation by mail, officers and regular employees of the Company may solicit Proxies by telephone, email or personally, without additional compensation. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Shares held of record by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED ON

Other than as set forth in this Proxy Statement, no person who has been a director or executive officer of the Company at any time in the last four financial years, nor any associate or affiliate of any of the foregoing, has any material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No directors, proposed nominees for election as directors, executive officers or their respective associates or affiliates, or other management of the Company were indebted to the Company as at the date hereof.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

To the knowledge of management of the Company, no informed person or nominee for election as a director of the Company or any associate or affiliate of any informed person or proposed director had any interest, direct or indirect in any transaction which has materially affected or would materially affect the Company or any of its subsidiaries since the commencement of our most recently completed financial year, or has any interest in any material transaction in the current year other than as set out herein or as disclosed in “Related Party Transactions” in the Company’s Annual Financial Statements for the financial years ended December 31, 2023; and in “Related Party Transactions” of the related management discussion and analysis all of which were filed under the Company’s SEDAR+ profile at www.sedarplus.ca on March 8, 2023.

ADDITIONAL INFORMATION AVAILABLE

Proxy Materials can be viewed online under the Company’s profile on the SEC’s website at www.sec.gov and on SEDAR+ at www.sedarplus.ca or on the Company’s website at https://www.ianthus.com. The Proxy Materials will be available for viewing by shareholders for up to one year from the date of posting and shareholders may request a paper copy of the materials at any time during this period. Financial information is provided in the Company’s comparative annual financial statements and management discussion & analysis (“MD&A”) for its most recently completed financial year. Shareholders may contact the Company at 214 King Street, Suite 314, Toronto, Ontario, Canada M5H 3S6, attention: CEO, CFO or Corporate Secretary to request copies of the Company’s comparative annual financial statements and MD&A for its most recently completed financial year.

The Proxy Statement provides additional detailed information relating to the matters to be dealt with at the Meeting and is supplemental to, and expressly made a part of, the Notice. Additional information about the Company and its consolidated financial statements are also available under the Company’s profile on the SEC’s website at www.sec.gov and on SEDAR+ at www.sedarplus.ca.

OTHER BUSINESS

As of the date of this Proxy Statement, the Board and management are not aware of any other matter, other than those described herein, which will be presented for consideration at the Meeting. Should any other matter requiring a vote of the shareholders properly come before the Meeting or any adjournment thereof, the enclosed proxy confers upon the persons named in and entitled to vote the shares represented by such proxy discretionary authority to vote the shares represented by such proxy in accordance with their best judgment in the interest of the Company on such matters. The persons named in the enclosed proxy also may, if it is deemed advisable, vote such proxy to adjourn the Meeting from time to time.

By Order of the Board of Directors,

/s/ Richard Proud

Richard Proud Chief Executive Officer
New York, New York May 22, 2024

SCHEDULE A

iANTHUS CAPITAL HOLDINGS, INC.

AUDIT COMMITTEE CHARTER

1.	Purpose

The Audit Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of iAnthus Capital Holdings, Inc. (the “Company”).

The Audit Committee will represent and assist the Board in fulfilling its financial oversight responsibilities. The Committee will review and consider in consultation with the auditors: the integrity of the financial reporting process, the system of internal control, the Company’s compliance with legal and regulatory requirements, the Company’s external auditor’s qualifications and independence and the performance of the Company’s internal audit function and external accounting firm. In performing its duties, the Committee will maintain effective working relationships with the Board, management, and the external auditors. To effectively perform his or her role, each Committee member must obtain an understanding of the principal responsibilities of Audit Committee membership as well and the Company’s business, operations and risks.

In addition, the Committee shall prepare a report each year for inclusion in the Company’s proxy statement relating to the election of Directors.

Except as otherwise required by applicable laws, regulations or listing standards, all major decisions are considered by the Board as a whole.

2.	Composition

The Board will elect, from among their membership, based on the recommendation of the Nominating and Corporate Governance Committee of the Board, an Audit Committee. Each member of the Committee shall serve for such term or terms as the Board may determine or until his or her earlier resignation, removal or death. Any vacancy on the Committee shall be filled by the Board. No member of the Committee shall be removed as a member, except by the Board.

The Chair of the Committee shall be designated by the Board, provided that if the Board does not designate a Chair, the members of the Committee, by a majority vote, may designate a Chair.

The audit committee will consist of a minimum of three directors.

2.1 Independence

All members of the Committee, in the judgment of the Board, shall be independent in accordance with applicable securities legislation and regulations and by the policies of any stock exchange on which any of the Company’s capital stock is listed. In addition, the Company also aims to voluntarily abide by the New York Stock Exchange (NYSE) listing standards with regards to independence.

2.2 Expertise of Committee Members

Each member of the Audit Committee, in the judgement of the Board, must be financially literate and have the ability to read and understand the Company’s basic financial statements. At least one member of the Committee must have accounting or related financial management expertise. The Board shall interpret the qualifications of financial literacy and financial management expertise in its business judgment and shall conclude whether a director meets these qualifications.

Furthermore, while not required by the CSE, the Board will make its best effort to have at least one member of the Committee, in the judgment of the Board, be an “audit committee financial expert” in accordance with the rules and regulations of the Securities and Exchange Commission (SEC), and at least one member (who may also serve as the Audit Committee financial expert), in the judgment of the Board, have accounting or related financial management expertise in accordance with NYSE listing standards.

No member of the Committee may serve simultaneously on the audit committees of more than three public companies, including the Company, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee and such determination is disclosed in accordance with any and all applicable rules and regulations.

3.	Meetings

The Committee shall meet in accordance with a schedule established each year by the Board, with a minimum of four meetings per year and at other times that the Committee may determine necessary to fulfill its responsibilities. The Committee shall meet at least annually with the Company’s Chief Financial Officer and external auditors in separate executive sessions.

At least annually, the Committee shall coordinate with any other applicable committees to discuss matters of mutual interest within the context of each Committee’s responsibilities. The Committee shall report regularly to the Board with respect to its activities and make recommendations to the Board as appropriate. The Committee shall maintain minutes of its meetings and records relating to those meetings.

4.	Quorum

A quorum at any meeting will be a simple majority of Committee members, provided that if the number of Committee members is an even number, one half of the number plus one shall constitute a quorum.

5.	Roles and Responsibilities

The audit committee shall fulfill the following roles and discharge the following responsibilities, consistent with and subject to applicable law and rules and regulations promulgated by the CSE or any other applicable regulatory authority:

5.1 External Audit

The Committee shall be directly responsible for overseeing the work of the external auditors in preparing or issuing the auditor’s report, including the resolution of disagreements between management and the external auditors regarding financial reporting and audit scope or procedures. In carrying out this duty, the Committee shall:

(a)

recommend to the Board the external auditor to be nominated by the shareholders for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company;

(b)	review (by discussion and enquiry) the external auditors’ proposed audit scope and approach;

(c)	review the performance of the external auditors and recommend to the Board the appointment or discharge of the external auditors;

(d)	review and recommend to the Board the compensation to be paid to the external auditors;

(e)	pre-approve all audit services to be provided by the external auditors;

(f)	establish policies for the hiring of employees and former employees of the external audit firm;

(g)

review and confirm the independence of the external auditors by reviewing the non-audit services provided and the external auditors’ assertion of their independence in accordance with professional standards; and

(h)

at least annually, receive and review a report by the external auditors describing the auditor firm’s internal quality control procedures and any material issues raised by the most recent internal quality- control review, peer review or inspection of the external auditor firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and any other required reports from the external auditor.

5.2 Internal Control

The Audit Committee shall consider whether adequate controls are in place over annual and interim financial reporting as well as controls over assets, transactions and the creation of obligations, commitments and liabilities of the Company. In carrying out this duty, the Committee shall:

(a)	evaluate the adequacy and effectiveness of management’s system of internal controls over the accounting and financial reporting system within the Company;

(b)	ensure that the external auditors discuss with the audit committee any event or matter which suggests the possibility of fraud, illegal acts or deficiencies in internal controls;

(c)

review and approve, based on discussion with the Chief Financial Officer, the appointment, replacement or dismissal of the internal auditor, who shall report directly to the Committee and administratively to the Chief Financial Officer. Review annually with the Chief Financial Officer the performance of the chief internal auditor.

(d)

review and discuss, at least annually, the scope and results of the internal audit program, including the Company’s current and future internal programs and procedures for implementing accepted recommendations made by the external auditor, and any other significant matters recognized internally; and

(e)	review and discuss with the external auditor, and management, and take such action with respect thereto as may be deemed appropriate:

(i)

the adequacy and effectiveness of the Company’s systems of internal controls (including any significant deficiencies, material weaknesses and significant changes in internal controls reported to the Committee by the external auditor or management), accounting practices, and disclosure controls and procedures (and management reports thereon), of the Company and its subsidiaries; and

(ii)	current accounting trends and developments.

5.3 Financial Reporting

The Audit Committee shall review the financial statements and financial information prior to its release to the public. In carrying out this duty, the audit committee shall:

General

(a)	review significant accounting and financial reporting issues, especially complex, unusual and related party transactions, including those considered by the Nominating and Corporate

Governance Committee, and any significant unusual transactions, in each case considered for disclosure in the Company’s financial statements, to understand the terms, structure and business purpose of, and approval process applied to, each such transaction; and

(b)	review and ensure that the accounting principles selected by management in preparing financial statements are appropriate.

Annual Financial Statements

(a)	review the draft annual financial statements and provide a recommendation to the Board with respect to the approval of the financial statements;

(b)	meet with management and the external auditors to review the financial statements and the results of the audit, including any difficulties encountered; and

(c)	review management’s discussion & analysis respecting the annual reporting period prior to its release to the public.

Interim Financial Statements

(a)	review and approve the interim financial statements prior to their release to the public; and

(b)	review management’s discussion & analysis respecting the interim reporting period prior to its release to the public.

Release of Financial Information

(a)

review and approve all public disclosure, including earnings press releases, as well as Company policies with respect to earnings press releases, financial information and earnings guidance provided to analysts and rating agencies, prior to its release to the public (this function may be performed by the Chair or the full Committee).

5.4 Non-Audit Services

All non-audit services (being services other than services rendered for the audit and review of the financial statements or services that are normally provided by the external auditor in connection with statutory and regulatory filings or engagements) which are proposed to be provided by the external auditors to the Company or any subsidiary of the Company shall be subject to the prior approval of the audit committee.

Pre-Approval Policies and Procedures

(a)	The Audit Committee may satisfy the requirement for the pre-approval of non-audit services by adopting specific policies and procedures for the engagement of non-audit services, if:

(i)	the pre-approval policies and procedures are detailed as to the particular service;

(ii)	the Committee is informed of each non-audit service; and

(iii)	the procedures do not include delegation of the Audit Committee’s responsibilities to management.

5.5 Other Responsibilities

The audit committee shall:

(a)	establish and oversee procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters;

(b)	establish and oversee procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

(c)	ensure that significant findings and recommendations made by management and the external auditor are received and discussed on a timely basis;

(d)	review the policies and procedures in effect for considering officers’ expenses and perquisites;

(e)	perform other oversight functions as requested by the Board; and

(f)	conduct an annual performance evaluation of the Committee and annually review the adequacy and update this Charter accordingly and receive approval of changes to this Charter from the Board.

5.6 Reporting Responsibilities

The audit committee shall regularly update the Board about Audit Committee activities and make appropriate recommendations.

6.	Resources and Authority of the Audit Committee

The Committee shall have the resources and the authority appropriate to discharge its responsibilities, including the authority to:

(a)

obtain the advice and assistance, as appropriate, of independent counsel and other advisors as necessary to fulfill the responsibilities of the Committee, including to conduct or authorize investigations into, or studies of, matters within the Committee’s scope of responsibilities;

(b)	set and pay the compensation for any advisors employed by the Audit Committee; and

(c)	communicate directly with the internal and external auditors.

7.	Guidance — Roles & Responsibilities

The following is intended to provide the Audit Committee members with additional guidance on fulfilment of their roles and responsibilities on the committee:

7.1 Internal Control

(a)

evaluate whether management is setting the goal of high standards by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities;

(b)	review and discuss, at least annually, the Company’s information security and technology risks (including cybersecurity), including the Company’s information security and risk management programs; and

(c)	gain an understanding of whether internal control recommendations made by external auditors have been implemented by management.

7.2 Financial Reporting General

(a)	review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements; and

(b)	ask management and the external auditors about significant risks and exposures and the plans to minimize such risks;

(i)

review and discuss the Company’s policies with respect to risk assessment and risk management, and review contingent liabilities and risks that may be material to the Company and relevant major legislative and regulatory developments that could materially impact the Company’s contingent liabilities and risks; and

(ii)	understand industry best practices and the Company’s adoption of them.

Annual Financial Statements

(a)

review the annual financial statements and determine whether they are complete and consistent with the information known to Committee members, and assess whether the financial statements reflect appropriate accounting principles in light of the jurisdictions in which the Company reports or trades its shares;

(b)	pay special attention to complex and/or unusual transactions such as restructuring charges and derivative disclosures;

(c)

focus on judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting for and disclosure of loan losses; warranty, professional liability; litigation reserves; and other commitments and contingencies;

(d)	consider management’s handling of proposed audit adjustments identified by the external auditors; and

(e)	ensure that the external auditors communicate all required matters to the committee.

Interim Financial Statements

(a)	be briefed on how management develops and summarizes interim financial information, the extent to which the external auditors review interim financial information;

(b)	meet with management and the auditors, either telephonically or in person, to review the interim financial statements; and

(c)	to gain insight into the fairness of the interim statements and disclosures, obtain explanations from management on whether:

(i)	actual financial results for the quarter or interim period varied significantly from budgeted or projected results;

(ii)

changes in financial ratios and relationships of various balance sheet and operating statement figures in the interim financial statements are consistent with changes in the company’s operations and financing practices;

(iii)	generally accepted accounting principles have been consistently applied;

(iv)	there are any actual or proposed changes in accounting or financial reporting practices;

(v)	there are any significant or unusual events or transactions;

(vi)	the Company’s financial and operating controls are functioning effectively;

(vii)	the Company has complied with the terms of loan agreements, security indentures or other financial position or results dependent agreement; and

(viii)	the interim financial statements contain adequate and appropriate disclosures.

7.3 Compliance with Laws and Regulations

(a)	periodically obtain updates from management regarding compliance with this policy and industry “best practices”;

(b)	be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements;

(c)	review the findings of any examinations by securities regulatory authorities and stock exchanges; and

(d)

review the status of compliance with laws, regulations, and internal procedures; and the scope and status of systems designed to promote Company compliance with laws, regulations and internal procedures, through review of reports from management, legal counsel and third parties as determined by the Committee.

7.4 Other Responsibilities

(a)	review, with the Company’s counsel, any legal matters that could have a significant impact on the Company’s financial statements.

APPENDIX A

AMENDED AND RESTATED OMNIBUS INCENTIVE PLAN

[See attached]

iANTHUS CAPITAL HOLDINGS, INC.

AMENDED AND RESTATED OMNIBUS INCENTIVE PLAN

Dated October 15, 2018

iANTHUS CAPITAL HOLDINGS, INC.

AMENDED AND RESTATED OMNIBUS INCENTIVE PLAN

1.	Purpose.

(a)

The purpose of the Plan is to attract, retain and reward those employees, directors and other individuals who are expected to contribute significantly to the success of the Corporation and its Affiliates, to incentivize such individuals to perform at the highest level, to strengthen the mutuality of interests between such individuals and the Corporation’s shareholders and, in general, to further the best interests of the Corporation and its shareholders. The Plan is intended to comply with Section 422 of the Code (as defined below), with respect to the U.S. Participants participating in the Plan, if and when applicable, and is intended to provide for Awards which are excluded from the “salary deferral arrangement” rules in the ITA (as defined below) with respect to Canadian Employee Participants (as defined below) participating in the Plan.

(b)

This Plan amends, restates, supersedes and replaces the Original Plans. All options previously granted by the Corporation under the Original Plans that are outstanding as at the Effective Date shall be deemed to be granted under the Plan and shall continue to exist subject to their existing terms and conditions. For the avoidance of doubt, nothing in the Plan or the continuance of the options granted under the Original Plans shall constitute a novation, discharge, rescission, extinguishment or substitution of the parties’ rights and obligations under such options or evidence a replacement of the original options and the original options, and any certificates issued as evidence of such options, shall remain outstanding, unamended and be continued as the same options under the Plan.

2.	Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

(a)

“Affiliate” shall mean: (i) any entity that, directly or indirectly, controls (as well as is controlled by or under common or joint control with) the Corporation, and, for the purposes of this definition, “control” shall mean the possession, directly or indirectly, of the power to direct the management or policies of any such entity or to veto any material decision relating to the management or policies of such entity, in each case whether through the ownership of voting securities, by contract or otherwise; or (ii) any entity in which the Corporation has a significant equity interest, in either case as determined by the Committee; provided that, unless otherwise determined by the Committee, the Shares subject to any Options or SARs that are granted to a service provider of an Affiliate constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to the excise tax under Section 409A of the Code; and further provided, that with respect to any U.S. Award that is an Option, an Affiliate shall include any “parent corporation” (as defined in Section 424(e) of the Code) and any “subsidiary corporation” (as defined in Section 424(f) of the Code); and further provided that, in respect of any Option granted to a Canadian Employee Participant, an Affiliate shall only include a corporation that deals at non-arm’s length, within the meaning of the ITA, with the Corporation; and further provided that, in respect of any Deferred Stock Unit granted to a Canadian Employee Participant, an Affiliate shall only include a corporation that is related to the Corporation, within the meaning of the ITA. For the purposes of this definition, the meanings of the terms “parent,” “subsidiary,” “control” and “controlled by” are intended to be consistent with the meanings assigned to such terms for the purposes of registration of securities on Form S-8 under the U.S. Securities Act.

(b)

“Applicable Law” shall mean any applicable law, including without limitation: (i) the BCBCA; (ii) Applicable Securities Laws; (iii) the Code and the ITA; (iv) any other applicable corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, provincial, state, local or foreign; and (v) rules of the Exchange.

(c)

“Applicable Securities Laws” shall mean: (i) the U.S. Securities Act, the U.S. Exchange Act and any rules or regulations thereunder and any applicable state securities laws; and (ii) the BCSA and the equivalent thereof in each province and territory of Canada in which the Corporation is a “reporting issuer” or the equivalent thereof, together with the regulations, rules and blanket orders of the securities commission or similar regulatory authority in each of such jurisdictions.

(d)	“Associate” shall mean, with respect to the Corporation, an “associate” as such term is defined in section 2.22 of NI 45-106.

(e)	“Associated Consultant” shall mean, with respect to the Corporation, an “associated consultant” as such term is defined in section 2.22 of NI 45-106.

(f)

“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock Unit, annual or long-term Performance Award or Other Stock-Based Award granted under the Plan, which may, subject to the terms of the Plan, be denominated or settled in Shares, cash or in such other forms as provided for herein and in respective Award Agreements entered into regarding such Awards.

(g)

“Award Agreement” shall mean the agreement (whether in written or electronic form) or other instrument or document evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by a Participant.

(h)

“Beneficiary” shall mean a person or persons entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of the Participant’s death, provided that, in respect of Deferred Stock Units granted to Canadian Employee Participants, a “Beneficiary” shall only be a dependent or relation of the Canadian Employee Participant or a legal representative of such Canadian Employee Participant. If no such person is named by a Participant, such individual’s Beneficiary shall be the individual’s estate.

(i)

“BCBCA” shall mean the Business Corporations Act (British Columbia), together with the regulations thereto, as may be amended from time to time. Any reference to any section of the BCBCA shall also be a reference to any successor provision promulgated thereunder.

(j)

“BCSA” shall mean the Securities Act (British Columbia), together with the regulations thereto, as may be amended from time to time. Any reference to any section of the BCSA shall also be a reference to any successor provision promulgated thereunder.

(k)

“Blackout Period” shall mean a period when the Participant is prohibited from trading in the Corporation’s securities pursuant to Applicable Securities Laws or the Corporation’s insider trading policy or other applicable policy or requirement of the Corporation.

(l)	“Board” shall mean the board of directors of the Corporation.

(m)

“Canadian Award” shall mean an Award granted to either a U.S. Participant or Canadian Participant pursuant to which, as applicable: (i) the exercise price of the Award is stated and payable in Canadian dollars or the basis on which it is to be settled (whether in cash or in Shares) is stated in Canadian dollars; (ii) in the case of freestanding SARs (as defined below), the base price is stated in Canadian dollars and any cash amount payable in settlement thereof shall be paid in Canadian dollars; (iii) in the case of Restricted Stock Units, Deferred Stock Units or Performance Awards, any cash amount payable in settlement thereof shall be paid in Canadian dollars; or (iv) in the case of Other Stock-Based Awards, the price or value of such Shares is stated in Canadian dollars.

(n)	“Canadian Employee Participant” shall mean a Canadian Participant who receives an Award under the Plan by virtue of such Canadian Participant’s “office or employment”, within the meaning of the ITA.

(o)

“Canadian Participant” shall mean a Participant who is a resident of Canada for the purposes of the ITA, and/or who is granted an Award under the Plan in respect of Services performed in Canada for the Corporation or any of its Affiliates.

(p)	“Change in Control” shall mean the occurrence of:

(i)

any individual, entity or group of individuals or entities acting jointly or in concert (other than the Corporation, its Affiliates or an employee benefit plan or trust maintained by the Corporation or its Affiliates, or any Corporation owned, directly or indirectly, by the shareholders of the Corporation in substantially the same proportions as their ownership of Shares of the Corporation) acquiring beneficial ownership, directly or indirectly, of more than 50% of the combined voting power of the

Corporation’s then outstanding securities (excluding any person who becomes such a beneficial owner in connection with a transaction described in paragraph (ii) below)

(ii)

the consummation of a merger or consolidation of the Corporation or any direct or indirect Affiliate of the Corporation with any other corporation, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or any parent thereof) more than 50% of the combined voting power or the total fair market value of the securities of the Corporation or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person (other than those covered by the exceptions in paragraph (i) of this definition) acquires more than 50% of the combined voting power of the Corporation’s then outstanding securities shall not constitute a Change in Control of the Corporation;

(iii)

a complete liquidation or dissolution of the Corporation or the consummation of any sale, lease, exchange or other transfer (in one transaction or a series of transactions) of all or substantially all of the assets of the Corporation; other than such liquidation, sale or disposition to a person or persons who beneficially own, directly or indirectly, more than 50% of the combined voting power of the outstanding voting securities of the Corporation at the time of the sale; or

(iv)	a majority of the directors elected at any annual or extraordinary general meeting of shareholders of the Corporation are not individuals nominated by the Corporation’s then-incumbent Board.

Notwithstanding the foregoing, with respect to any U.S. Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of payment of such U.S. Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Corporation within the meaning of Section 409A of the Code (with the percentages specified in Treasury Regulation Section 1.409A-3(i)(5) substituted for the percentages in Section 2(p)(i), (ii), (iii) and (iv) above, as applicable). The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Corporation has occurred pursuant to the above definition or to deem any other event to be a “Change in Control”, and the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation to the extent relevant to U.S. Awards awarded or granted to U.S. Participants.

(q)

“Class A Shares” shall mean the class A convertible restricted voting shares in the authorized share structure of the Corporation provided that if the rights of any Participant are subsequently adjusted pursuant to Section 6(c) hereof, “Class A Shares” thereafter means the shares or other securities or property (except with respect to Options granted to Canadian Employee Participants) which such Participant is entitled to purchase or receive subject to such Participant’s Award after giving effect to such adjustment.

(r)

“Code” shall mean the U.S. Internal Revenue Code of 1986, as may be amended from time to time. Any reference to any section of the Code shall also be a reference to any successor provision and any treasury regulation promulgated thereunder.

(s)

“Committee” shall mean a committee of the Board established or designated by the Board as responsible for the administration of this Plan, or the Board, to the extent that the Board administers this Plan as described in Section 5.

(t)

“Common Shares” shall mean the common shares in the authorized share structure of the Corporation, provided that if the rights of any Participant are subsequently adjusted pursuant to Section 6(c) hereof, “Common Shares” thereafter means the shares or other securities or property (except with respect to Options granted to Canadian Employee Participants) which such Participant is entitled to purchase or receive subject to such Participant’s Award after giving effect to such adjustment.

(u)

“Consultant” shall mean, with respect to the Corporation, a “consultant” as such term is defined in section 2.22 of NI 45-106 and shall only include those persons who may participate in an “Employee Benefit Plan” as set forth in Rule 405 of the U.S. Securities Act, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Corporation from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the U.S. Securities Act.

(v)	“Corporation” shall mean iAnthus Capital Holdings, Inc., a corporation organized under the laws of British Columbia, or any successor corporation thereto.

(w)

“Deferred Stock Unit” shall mean an Award granted pursuant to Section 10 that is a right to receive a cash payment equal to the Fair Market Value of a Share, or a Share as determined by the Committee, that is settled, if at all, only after the Participant’s retirement, death, or cessation or termination of office or employment within the meaning of ITA Regulation 6801(d) in the case of a Canadian Employee Participant (or “separation from service” within the meaning of Code Section 409A in the case of a U.S. Participant).

(x)	“Dividend Equivalent” shall mean a right, granted to a Participant under the Plan, to receive cash, shares, other Awards or other property equal in value to dividends paid with respect to Shares.

(y)	“Effective Date” shall mean October 15, 2018.

(z)

“Exchange” shall mean (i) the Canadian Securities Exchange and/or any U.S. Market, if at any time the Shares are listed or quoted for trading on any one or more of such stock exchange(s) or trading platform(s); and (ii) any one or more stock exchange(s) or trading platform(s) through which the Shares trade or are quoted for trading from time to time, and which have been designated by the Committee.

(aa)	“Executive Officer” shall mean, for the Corporation, an “executive officer” as defined in section 1.1 of NI 45-106.

(bb)

“Fair Market Value” shall mean, for purposes of the Plan, unless otherwise required by Applicable Law or by any applicable accounting standard for the Corporation’s desired accounting for Awards, a price that is determined by the Committee, provided that such price cannot be less than:

(i)	For Canadian Awards or U.S. Awards, if the Shares are listed on the Exchange, the last available closing market price of the Shares on the Exchange;

(ii)

Unless prohibited by Applicable Law, Canadian Awards or U.S. Awards may be made to a Participant without regard to such Participant’s domicile or residence for tax purposes. Thus, for example, U.S. Participants may receive Canadian Awards. The Corporation may take such actions with respect to its filings, records and reporting, as it deems appropriate to reflect the conversion of Awards from Canadian dollars to U.S. dollars and vice versa.

(iii)

If the Shares are not traded, listed or otherwise reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate taking into account the requirements of the ITA, Section 409A of the Code and any other Applicable Law.

(iv)

For purposes of the grant of any Award, the applicable date shall be the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or its designee, as applicable, or, if such date is not a day on which the Exchange is open, the next day that it is open.

(cc)

“Incentive Stock Option” shall mean an option representing the right to purchase Shares from the Corporation, granted under and in accordance with the terms of Section 7, that is intended to be and is designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(dd)	“Insider” means an insider as that term is defined in the BCSA.

(ee)

“ITA” shall mean the Income Tax Act (Canada) and any regulations thereunder, each as amended from time to time. Any reference to any section of the ITA shall also be a reference to any successor provision and any regulation promulgated thereunder.

(ff)

“NI 45-106” shall mean National Instrument 45-106 - Prospectus Exemptions, as may be amended from time to time. Any reference to any section of the NI 45-106 shall also be a reference to any successor provision promulgated thereunder.

(gg)

“Non-Employee Director” shall mean an individual who is a member of the Board but who is not otherwise an employee or a Consultant of the Corporation or of any Affiliate at the date an Award is granted.

(hh)

“Non-Qualified Stock Option” shall mean an option representing the right to purchase Shares from the Corporation, granted under and in accordance with the terms of Section 7, that is not an Incentive Stock Option.

(ii)	“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(jj)

“Original Plans” shall mean the Corporation’s class A convertible restricted voting share stock option plan approved by the Board on August 28, 2017, the Corporation’s common share stock option plan approved by the Board on March 11, 2016 and the 2015 equity compensation plan of iAnthus Capital Management, LLC, adopted by the Corporation on August 15, 2016.

(kk)	“Other Stock-Based Award” shall mean an Award granted pursuant to Section 12.

(ll)	“Participant” shall mean the recipient of an Award granted under the Plan and includes a Canadian Participant and a U.S. Participant.

(mm)	“Performance Award” shall mean an Award granted pursuant to Section 11.

(nn)

“Performance Goals” shall mean goals established by the Committee as contingencies for Awards to vest and/or become exercisable or distributable based on one or more performance goals. Performance Goals may be applied to either the Corporation as a whole or to a business unit or to a single or group of Affiliates, either individually, alternatively or in any combination, and measured either in total, incrementally or cumulatively over a specified performance period, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group.

(oo)

“Performance Period” shall mean the period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any Performance Goals specified by the Committee with respect to such Award are measured or must be satisfied.

(pp)	“Permitted Assign” shall mean, with respect to the Corporation, a “permitted assign” as such term is defined in section 2.22 of NI 45-106.

(qq)	“Plan” shall mean this Amended and Restated Omnibus Incentive Plan of the Corporation, as the same may be amended or supplemented from time to time.

(rr)	“Related Person” shall mean, with respect to the Corporation, a “related person” as such term is defined in section 2.22 of NI 45-106.

(ss)	“Restricted Stock” shall mean any Share granted under Section 9.

(tt)	“Restricted Stock Unit” shall mean an Award granted pursuant to Section 9.

(uu)	“SAR” or “Stock Appreciation Right” shall mean an Award granted pursuant to Section 8.

(vv)

“Security Based Compensation Arrangement” shall mean any compensation or incentive arrangement which involves the issuance or potential issuance of securities of the Corporation from treasury, including a share purchase from treasury which is financially assisted by the Corporation by way of loan, guarantee or otherwise.

(ww)

“Service” shall mean the active performance of services for the Corporation or an Affiliate by a person who is an employee, Consultant or director of the Corporation or an Affiliate. Notwithstanding the foregoing, with respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a termination of “Service” under the Plan for purposes of payment of such Award unless such event is also a “separation from service” within the meaning of Section 409A of the Code.

(xx)	“Shares” shall mean, as determined by the Committee at the time of the grant of an Award and as the context may require, the Common Shares or the Class A Shares.

(yy)

“Substitute Awards” shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a corporation or other entity acquired by the Corporation or with which the Corporation combines.

(zz)

“Transfer” shall mean: (i) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in any entity), whether for value or no value and whether voluntary or involuntary (including by operation of law); and (ii) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in any entity) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferable” shall have a correlative meaning.

(aaa)

“U.S. Award” shall mean an Award granted to either a U.S. Participant or a Canadian Participant pursuant to which, as applicable: (i) in the case of Options (including tandem SARs (as defined below)), the exercise price of the Award is stated and payable in United States dollars (and in the case of tandem SARs, any cash amount payable in settlement thereof shall be paid in United States dollars), (ii) in the case of freestanding SARs (as defined below), the base price is stated in United States dollars and any cash amount payable in settlement thereof shall be paid in United States dollars; (iii) in the case of Restricted Stock Units, Deferred Stock Units or Performance Awards, any cash amount payable in settlement thereof shall be paid in United States dollars; or (iv) in the case of Other Stock-Based Awards the price or value of such Shares is stated in United States dollars.

(bbb)

“U.S. Exchange Act” shall mean the Securities Exchange Act of 1934, as may be amended from time to time. Any reference to any section of the U.S. Exchange Act shall also be a reference to any successor provision promulgated thereunder.

(ccc)

“U.S. Market” shall mean a U.S. national securities exchange (including without limitation, the New York Stock Exchange, NYSE American or NASDAQ) and/or the OTCQX or OTCQB Marketplace, or successor exchanges or platforms.

(ddd)

“U.S. Participant” shall mean a Participant who is resident or citizen of the United States for the purposes of the Code and/or who is subject to taxation under the Code in respect of any Award awarded or granted under the Plan.

(eee)

“U.S. Securities Act” shall mean the United States Securities Act of 1933, as may be amended from time to time. Any reference to any section of the U.S. Securities Act shall also be a reference to any successor provision promulgated thereunder.

3.	Extended Meanings.

(a)

In this Plan, words importing the singular number include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, corporations, limited and unlimited liability companies, general and limited partnerships, associations, trusts, unincorporated organizations, joint ventures and governmental authorities. The term “including” means “including without limiting the generality of the foregoing”.

(b)

In this Plan, references to any document, instrument or agreement: (i) shall include all exhibits, schedules and other attachments thereto; (ii) shall include all documents, instruments or agreements issued or executed in replacement thereof; and (iii) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified, restated and supplemented from time to time and in effect at any given time; provided, however, in the cases of (ii) and (iii), to the extent applicable, in accordance with the provisions hereof.

(c)

In this Plan, references to a decision or a determination made or to be made or the exercise of power or authority by the Committee shall mean any such decisions or determinations made or to be made or exercise of power or authority by the Committee using its discretion, and in this Plan, references to “discretion” shall mean sole, absolute and unfettered discretion.

(d)

In this Plan, where references are made to dismissal from or termination of employment or Service with or without “cause”, “cause” shall have the meaning set out in any employment, consulting, non-competition or non-disclosure agreement or any other agreement pursuant to which the Participant is employed by or provides Services to the Corporation or its Affiliate, and if no such agreement exists “cause” shall have the meaning as determined by the Committee, using its discretion or as set forth in the applicable Award Agreement.

4.	Eligibility.

(a)

Any employee, officer, director, Consultant or, subject to Applicable Law, other advisor of, or any other individual who provides Services to, the Corporation or any Affiliate, shall be eligible to receive an Award under the Plan. All Awards shall be granted by an Award Agreement. Notwithstanding the foregoing, only eligible employees of the Corporation and its Affiliates (as determined in accordance with Section 422(b) of the Code (and Sections 424(e) and 424(f) of the Code with respect to Incentive Stock Options) in the case of employees who are U.S. Participants) are eligible to be granted Incentive Stock Options under the Plan and no Canadian Participant, other than a Canadian Employee Participant, shall be eligible to be granted Deferred Stock Units under the Plan. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee.

(b)

An individual who has agreed to accept employment by the Corporation or an Affiliate shall be deemed to be eligible for Awards hereunder as of the date of such acceptance; provided that vesting and exercise of Awards granted to such individual are conditional on such individual actually becoming an employee of the Corporation or an Affiliate.

(c)

Holders of options and other types of incentive awards granted by a corporation or any other entity acquired by the Corporation or with which the Corporation combines are eligible for grant of Substitute Awards hereunder.

5.	Administration.

(a)

The Plan shall be administered by the Committee, in its discretion. Subject to the terms of the Plan and Applicable Law, the Committee shall have the authority to: (i) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by Applicable Law), as it shall, from time to time, deem advisable; (ii) construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and (iii) otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to implement the purpose and intent of the Plan. The Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with Applicable Law of such domestic or foreign jurisdictions.

(b)

Subject to the terms of the Plan and Applicable Law and in addition to those authorities provided in Section 5(a) and elsewhere in this Plan, the Committee (or its delegate) shall have full power and discretion to: (i) designate Participants; (ii) determine the type or types of Awards (including Substitute Awards) to be granted to each Participant under the Plan; (iii) determine the number of Common Shares or Class A Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) any one or more of the Awards, including whether an Award shall be a Canadian Award or a U.S. Award; (iv) authorize and approve the applicable form and determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award Agreement and Award granted hereunder (including the exercise price (if any), the exercise period, any termination provisions, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the Common Shares or Class A Shares relating thereto, based on such factors, if any, as the Committee shall determine); (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, Class A Shares, other securities, or other Awards, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Common Shares, Class A Shares, other securities, other Awards, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee, taking into consideration the requirements of Section 409A of the Code; (vii) determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of securities acquired pursuant to the exercise of an Award for a period of time as determined by the Committee following the date of the grant of such Award; (viii) determine whether an Option is an Incentive Stock Option or Non-Qualified Stock Option; (ix) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) permit accelerated vesting or lapse of restrictions of any Award at any time; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c)	All decisions of the Committee shall be final, conclusive and binding on all parties, including the Corporation, the shareholders of the Corporation and the Participants (including Beneficiaries).

(d)

The Committee shall exercise its discretion in good faith in accordance with the Corporation’s intention that the terms of Awards and the modifications or waivers permitted hereby are in compliance with Applicable Law.

(e)

Notwithstanding the foregoing, the Committee shall not have any discretion under this Section 5, Section 6 and Section 16 or any other provision of the Plan that would modify the terms or conditions of any: (i) Award that is intended to be exempt from the definition of “salary deferral arrangement” in the ITA if the exercise of such discretion would cause the Award to not be or cease to be exempt; or (ii) Option granted to a Canadian Employee Participant if the exercise of such discretion would cause the Option to not be or cease to be governed by section 7 of the ITA.

(f)

No member of the Committee or the Board generally shall be liable for any action or determination made in good faith pursuant to the Plan or any instrument of grant evidencing any Award granted under the Plan. To the fullest extent permitted by Applicable Law, the Corporation shall indemnify and save harmless, and shall advance and reimburse the expenses of, each person made, or threatened to be made, a party to any action or proceeding in respect of the Plan by reason of the fact that such person is or was a member of the Committee or is or was a member of the Board in respect of any claim, loss, damage or expense (including legal fees) arising therefrom.

6.	Shares Available for Awards; Per Person Limitations.

(a)

Subject to adjustment as provided below, the maximum number of Shares available for issuance under the Plan shall not exceed 20% of the aggregate number of issued and outstanding Class A Shares and Common Shares from time to time when taken together with all Security Based Compensation Arrangements of the Corporation; provided that all Shares reserved and available under the Plan from time to time shall constitute the maximum number of Shares that can be issued for Incentive Stock Options. With respect to Stock Appreciation Rights settled in Shares, on settlement, only the number of Shares delivered to a Participant (based on the difference between the Fair Market Value of the Shares subject to such Stock Appreciation Right on the date such Stock Appreciation Right is exercised and the base price of each Stock Appreciation Right on the date such Stock Appreciation Right was granted) shall count against the aggregate and individual share limitations set forth under this Section 6 and Section 22, if applicable. If any Option, Stock Appreciation Right or Other Stock-Based Awards granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of Shares underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If any shares of Restricted Stock, Performance Awards or Other Stock-

Based Awards denominated in Shares granted under the Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in Shares shall again be available for purposes of Awards under the Plan. Any Award under the Plan settled in cash shall not be counted against the foregoing maximum share limitations. On exercise of any Option, Stock Appreciation Right or Other Stock-Based Awards granted under the Plan, the number of Shares underlying such Award shall again be available for the purpose of Awards under the Plan.

(b)

Where the Corporation elects to issue Shares pursuant to an Award, such Shares may consist, in whole or in part, of authorized and unissued Shares or Shares purchased on the open market, provided that, notwithstanding any provision in the Plan to the contrary, all Options granted to Canadian Employee Participants governed by Section 7 of the ITA shall be settled by way of the issuance of previously unissued Shares from treasury of the Corporation. For greater certainty, except where an Award is explicitly stated to be required to be settled in Shares: (i) no Participant shall have any right to demand, be paid in, or receive Shares in respect of any Award; and (ii) notwithstanding any election by the Corporation to settle any Award, or portion thereof, in the form of Shares, the Corporation reserves the right to change its election in respect thereof at any time until payment is actually made.

(c)	Adjustments.

(i)

The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Corporation to make or authorize: (A) any adjustment, recapitalization, reorganization or other change in the Corporation’s capital structure or its business; (B) any arrangement, merger or consolidation of the Corporation or any Affiliate; (C) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares; (D) the dissolution or liquidation of the Corporation or of any Affiliate; (E) any sale or transfer of all or part of the assets or business of the Corporation or any Affiliate; or (F) any other corporate act or proceeding.

(ii)

Subject to Section 5(d), if there shall occur any such change in the capital structure of the Corporation by reason of any stock split, reverse stock split, stock dividend, extraordinary dividend, subdivision, combination or reclassification of shares that may be issued under the Plan, any recapitalization, any arrangement, any merger, any amalgamation, any consolidation, any substitutions, any spin off, any reorganization or any partial or complete liquidation, or any other corporate transaction or event having an effect similar to any of the foregoing (a “Corporate Event”), then: (i) the aggregate number and/or kind of shares that thereafter may be issued under the Plan; (ii) the number and/or kind of shares or other property (including cash) to be issued on exercise of an outstanding Award granted under the Plan; and/or (iii) the exercise price thereof, shall be appropriately adjusted. In addition, subject to Section 5(d), if there shall occur any change in the capital structure or the business of the Corporation that is not a Corporate Event (an “Other Extraordinary Event”), including by reason of any ordinary dividend (whether cash or shares), any conversion, any adjustment, any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of shares, or any sale or transfer of all or substantially all of the Corporation’s assets or business, then the Committee may adjust any Award and make such other adjustments to the Plan. Any adjustment pursuant to this Section 6(c) shall be consistent with the applicable Corporate Event or the applicable Other Extraordinary Event, as the case may be, and in such manner as the Committee may, in its discretion, deem appropriate and equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan; and, with respect to U.S. Participants, compliant with Section 409A of the Code. Any such adjustment determined by the Committee shall be compliant with Applicable Law and final, binding and conclusive on the Corporation and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. Except as expressly provided in this Section 6(c) or in the applicable Award Agreement, a Participant shall have no rights by reason of any Corporate Event or any Other Extraordinary Event.

(iii)

Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

(d)

All calculations under this Section 6 shall be, in the case of exercise price or base price, rounded up to the nearest cent or, in the case of Shares, rounded down to the nearest one-hundredth of a share, but in no event shall the Corporation be obligated to issue any fractional share.

(e)

Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued Shares are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under Applicable Law.

7.	Options.

The Committee is hereby authorized to grant Options to Participants and each Option granted shall be evidenced by an Award Agreement in substantially the form as may be approved by the Committee. Incentive Stock Options must be granted within ten years from the earlier of: (i) the date the Plan was adopted by the Board (i.e., the Effective Date); or (ii) the date the Plan was approved by the Corporation’s shareholders. Each Award Agreement shall separately designate whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option, and shall include the following terms and conditions and such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine, in its discretion:

(a)

The number and kind of Shares for which any Option may be granted shall be determined by the Committee. The number of Shares which may be purchased on the exercise of any Option shall be subject to adjustment pursuant to Section 6(c) hereof.

(b)

Each Award Agreement shall specify the exercise price per Share, as determined by the Committee at the time the Option is granted; provided, however, that, except in the case of Substitute Awards, such exercise price shall not be less than 100% (or not less than 110% in the case of an Incentive Stock Option granted to an employee who is a U.S. Participant owning more than 10% of the total combined voting power of all classes of shares of the Corporation, its subsidiaries or its parent, determined in accordance with Section 422(b)(6) of the Code, hereinafter a “10% Shareholder”) of the greater of: (i) the Fair Market Value of a Share on the date of grant of such Option; and (ii) the Fair Market Value of a Share on the trading day prior to the date of grant of such Option, which grant shall occur after the close of the Exchange on the grant date.

(c)

Each Award Agreement shall specify the term for which the Option thereunder is granted and shall provide that such Option shall expire at the end of such term; provided, however, that the term (measured from the grant date) of an Incentive Stock Option shall not exceed ten years or five years for an Incentive Stock Option to a 10% Shareholder. If the term of an Option (other than an Incentive Stock Option) held by any Participant not subject to Section 409A of the Code would otherwise expire during, or within two business days of the expiration of a Blackout Period applicable to such Participant, then the term of such Option shall be extended to the earlier of the end of such Blackout Period or, provided the Blackout Period has ended, the expiry date.

(d)

Each Award Agreement shall specify when the Option is exercisable. The total number of Shares subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). An Award Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable (“vest”) with respect to some or all of the Shares allotted to that period, and may be exercised with respect to some or all of the Shares allotted to such period or any prior period as to which the Option shall have become vested but shall not have been fully exercised. An Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee deems appropriate. Incentive Stock Options must be exercised no later than: (i) three months following an employee’s termination of employment other than a termination for death or disability; (ii) one year following an employee’s termination due to total and permanent disability; and (iii) prior to the Incentive Stock Option’s expiration date if the employee’s employment terminates due to death.

(e)

To the extent vested and exercisable, Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Committee specifying the number of Shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price (the “Option Price”) as follows: (i) by certified cheque, bank draft or money order payable to the order of the Corporation; (ii) solely to the extent permitted by Applicable Law, if the Shares are traded on the Exchange, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to: (A) a broker reasonably acceptable to the Committee to deliver promptly to the Corporation the aggregate amount of sale proceeds to pay the Option Price and any withholding tax obligations that may arise in connection with the Award; and (B) the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of any relevant regulatory authorities; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, having the Corporation withhold Shares issuable on exercise of the Option, or by payment in full or in part in the form of Shares owned by the Participant, based on the Fair Market Value of the Shares on the payment date as determined by the Committee, provided that this alternative (iii) shall not apply in respect of Shares owned by a Canadian Employee Participant which were acquired on the exercise of an Option within the preceding 24 months). No Shares shall be issued until payment therefor, as provided herein, has been made or provided for.

(f)

Notwithstanding Section 7(e), with the approval of the Committee, a Participant may elect to exercise an Option, in whole or in part, without payment of the aggregate Option Price due on such exercise by electing to receive Shares equal in value to the difference between the Option Price and the Fair Market Value on the date of exercise computed by using the following formula, with either a partial or full deduction of the number of underlying Shares from the Plan reserve:

X = Y (A-B)
A

Where:

X = the number of Shares to be issued to the Participant on the net settlement described above;

Y = the number of Shares purchasable under the Option (at the date of such calculation);

A = Fair Market Value of one Share of the Corporation (at the date of such calculation, if greater than the Option Price); and

B = Option Price (as adjusted to the date of such calculation)

In the event that the Shares are not listed on the Exchange as at the date of an exercise of an Option, it shall be a condition precedent to the exercise of any Option that the Participant agree to be bound by the terms of any unanimous shareholders agreement or similar agreements generally applicable to all of the shareholders of the Corporation then in force, if any, and further that the Participant agree to enter into voting trust generally applicable to employee shareholders of the Corporation then in force and provide a power of attorney in support of such voting trust.

Notwithstanding any of the provisions in the Plan or in any Award, the provisions above that relate to net settlement shall not apply to a Canadian Participant except to the extent that the Corporation and the Canadian Participant agree to have such provisions apply.

(g)

The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an employee who is a U.S. Participant during any calendar year under the Plan and/or any other stock option plan of the Corporation, any subsidiary or any parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. Should any provision of the Plan not be necessary in order for the Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the shareholders of the Corporation, subject to the rules of the Exchange. To the extent that any such Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof which does not so qualify shall constitute a separate Non-Qualified Stock Option. An Incentive Stock Option shall not be transferable by an employee who is a U.S. Participant except by last will and testament or by the laws of descent and distribution; and shall be exercisable during the lifetime of such employee only by the employee (or the employee’s guardian or legal representative to the extent permitted by Section 422 of the Code or any successor provision).

(h)

Each Award Agreement may, but is not required to, include provisions whereby the Corporation shall have the right, subject to Applicable Law, to repurchase any and all Shares acquired by a Participant on exercise of any Option granted under the Plan, at such price and on such other terms and conditions as the Committee may approve and as may be set forth in the Award Agreement; provided that, in respect of any Option granted to a Canadian Employee Participant who would otherwise be eligible for preferential tax treatment under paragraph 110(1)(d) of the ITA in respect of such Option, the applicable Award Agreement shall provide that any such repurchase right cannot be exercised until: (i) two years plus a day following the exercise of the Option; or (ii) after termination or resignation of the Participant, whenever such termination may occur and whether such termination is voluntary or involuntary, with cause or without cause, without regard to the reason therefor, if any.

(i)	No Participant or any other person claiming through a Participant shall be entitled to any benefit hereunder in respect of any Options prior to the vesting date of such Options.

8.	Stock Appreciation Rights.

The Committee is hereby authorized to grant SARs to Participants and each SAR granted shall be evidenced by an Award Agreement in substantially the form as may be approved by the Committee. Each such Award Agreement shall include the following terms and conditions and such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine, in its discretion:

(a)

A SAR shall represent a right to receive, on exercise by the Participant, the excess of the Fair Market Value of one Share on the date of exercise over the base price of the SAR on the date of grant, or if granted in connection with an outstanding Option on the date of grant of the related Option, as specified by the Committee, which, except in the case of Substitute Awards, shall not be less than the greater of: (i) the Fair Market Value of a Share on such date of grant of the SAR or the related Option, as the case may be; and (ii) the Fair Market Value of a Share on the trading day prior to such date of grant of the SAR or the related Option, as the case may be.

(b)

Each Award Agreement shall specify whether a SAR is granted to Participants either alone (“freestanding”) or in addition to other Awards granted under the Plan (“tandem”) and whether it relates to specific Options granted under Section 7.

(c)

Any tandem SAR related to an Option shall be granted at the same time such Option is granted to the Participant. In the case of any tandem SAR related to any Option, the SAR or applicable portion thereof shall not be exercisable until the related Option or applicable portion thereof is exercisable and shall terminate and no longer be exercisable on the termination or exercise of the related Option, except that a SAR granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the SAR. Any Option related to any tandem SAR shall no longer be exercisable to the extent the related SAR has been exercised.

(d)

A freestanding SAR shall not have a term of greater than ten years or, unless it is a Substitute Award, a base price less than 100% of the greater of: (i) the Fair Market Value of the Share on the date of grant; and (ii) the Fair Market Value of the Share on the trading day prior to the date of grant, which grant shall occur after the close of the Exchange on the grant date. Notwithstanding the foregoing, if the term of a SAR held by any Participant not subject to Section 409A of the

Code would otherwise expire during, or within two business days of the expiration of a Blackout Period applicable to such Participant, then the term of such SAR shall be extended to the earlier of the end of such Blackout Period or, provided the Blackout Period has ended, the expiry date.

(e)

For greater certainty and notwithstanding anything in the Plan or in an Award Agreement, a SAR shall be granted to a Canadian Participant solely in respect of the Services of such Canadian Participant to be rendered subsequent to the date of grant to the Corporation and its Affiliates. The Committee may only grant a SAR to a Canadian Participant so long as none of the main purposes of such grant is to provide the Canadian Participant with a payment that is in lieu of salary or wages of the Canadian Participant for Services rendered by such Canadian Participant in a previous calendar year.

(f)

For greater certainty, no SAR granted hereunder shall have any value prior to the vesting date of the SAR. No Participant or any other person claiming through a Participant shall be entitled to any benefit hereunder in respect of any SARs prior to the vesting date of such SARs.

9.	Restricted Stock and Restricted Stock Units.

The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants and each Restricted Stock and Restricted Stock Unit granted shall be evidenced by an Award Agreement in substantially the form as may be approved by the Committee. Each such Award Agreement shall include the following terms and conditions and such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine, in its discretion:

(a)	Each Restricted Stock Unit shall represent a right to receive a cash payment equal to the Fair Market Value of one Share or, at the Committee’s discretion, one Share.

(b)

Subject to the remainder of this Section 9, Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to receive any dividend or Dividend Equivalent or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. Subject to the terms of the Award Agreement, if required by Applicable Law, Participants holding Restricted Stock granted hereunder shall have the right to exercise full voting rights with respect to those Restricted Stock during any period of restriction. For greater certainty, a Participant shall have no voting rights or other rights of a shareholder with respect to any Restricted Stock Units granted hereunder.

(c)

(i) all Restricted Stock Units granted to U.S. Participants shall be in compliance with Section 409A of the Code; and (ii) all Restricted Stock Units granted to Canadian Employee Participants shall have terms and conditions necessary to ensure that such Restricted Stock Units comply, at all times, with the requirements of paragraph (k) of the exception to the definition of “salary deferral arrangement” in subsection 248(1) of the ITA or are governed by the provisions of section 7 of the ITA.

(d)

Any share of Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate including, without limitation, book-entry registration or issuance of a share certificate or certificates. In the event any share certificate is issued in respect of shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. If share certificates are issued in respect of shares of Restricted Stock, the Committee may require that any share certificates evidencing such Shares be held in custody by the Corporation until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Corporation, which would permit transfer to the Corporation of all or a portion of the shares subject to the Restricted Stock Award in the event that such Award is forfeited in whole or part.

(e)

The Committee may, when it finds that a waiver would be in the best interests of the Corporation, waive in whole or in part any or all restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(f)

The Committee may award Dividend Equivalents with respect to Awards of Restricted Stock Units. The entitlements on (and, with respect to U.S. Participants, the payment of) such Dividend Equivalents shall not be available until the vesting of the Award of Restricted Stock Units.

(g)	The Corporation or the Committee may, at its discretion, establish a trust governed by Section 7(2) of the ITA in respect of any Restricted Stock awarded to Canadian Employee Participants.

(h)

No Participant or any other person claiming through a Participant shall be entitled to any benefit hereunder in respect of any Restricted Stock or Restricted Stock Units prior to the vesting date of such Restricted Stock or Restricted Stock Units.

10.	Deferred Stock Unit.

The Committee is hereby authorized to grant Awards of Deferred Stock Units to Participants and each Deferred Stock Unit granted shall be evidenced by an Award Agreement in substantially the form as may be approved by the Committee. Each such Award Agreement shall include the following terms and conditions and such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine, in its discretion:

(a)

Subject to the remainder of this Section 10, Deferred Stock Units shall be settled on expiration of the deferral period specified for an Award of Deferred Stock Unit by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock Units shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine at the date of grant or thereafter. Deferred Stock Units may be satisfied by delivery of a cash payment, Shares, other Awards, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

(b)

The Committee may award Dividend Equivalents with respect to Awards of Deferred Stock Units. The entitlements on such Dividend Equivalents shall not be available until the expiration of the deferral period for the Award of Deferred Stock Units.

(c)

(i) all Deferred Stock Units granted to U.S. Participants shall be in compliance with Section 409A of the Code; and (ii) all Deferred Stock Units granted to Canadian Participants shall have terms and conditions necessary to ensure that such Deferred Stock Units comply, at all times, with the requirements of Regulation 6801(d) and paragraph (l) of the exception to the definition of “salary deferral arrangement” in subsection 248(1) of the ITA or are governed by the provisions of section 7 of the ITA.

(d)

Except as otherwise provided in the Award Agreement, each Participant shall be entitled to redeem his or her Deferred Stock Units during the period commencing on the business day immediately following the date of resignation or termination of such Participant and ending on the 90th day after the Participant ceases to be an employee, officer or director of the Corporation or any Affiliate (within the meaning of that term in Income Tax Folio S2-F1-C2, Retiring Allowances, or any successor publication thereto) of the Corporation by providing a written notice of redemption, on a prescribed form, to the Committee (the “Redemption Date”). In the event of death of a Participant, the notice of redemption shall be filed by the administrator, liquidator or executor of the estate of the Participant. For greater certainty, the administrator, liquidator or executor shall have a maximum of 180 days following the date of resignation or termination of the Participant to provide such written notice. In the case of a U.S. Participant and except as otherwise provided in an Award Agreement, however, the redemption shall be deemed to be made on the earlier of: (i) March 15th of the year following the year of a “separation from service” within the meaning of Section 409A of the Code; or (ii) within 90 days of the U.S. Participant’s death, or retirement from, or loss of office or employment with the Corporation, within the meaning of paragraph 6801(d) of the regulations under the ITA, including the Participant’s resignation, retirement, removal from the Board, death or otherwise.

(e)

No Participant or any person who deals at non-arm’s length, within the meaning of the ITA, with the Participant, shall be entitled, under the Plan or otherwise, either immediately or in the future, either absolutely or contingently, to receive or obtain any amount or benefit granted or to be granted for the purposes of reducing the impact, in whole or in part, of any reduction in the Fair Market Value of the Shares.

(f)

No Participant or any other person claiming through a Participant shall be entitled to any benefit hereunder in respect of any Deferred Stock Units prior to the vesting date of such Deferred Stock Units.

11.	Performance Awards.

The Committee is hereby authorized to grant Performance Awards to Participants payable on the attainment of specific Performance Goals and each Performance Award granted shall be evidenced by an Award Agreement in substantially the form as may be approved by the Committee. Each such Award Agreement shall include the following terms and conditions and such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine, in its discretion:

(a)

If the Performance Award is payable in shares of Restricted Stock, such shares shall be transferable to the Participant only on attainment of the relevant Performance Goal and in accordance with Section 9. If the Performance Award is payable in cash, it may be paid on the attainment of the relevant Performance Goals either in cash or in shares of Restricted Stock (based on the then current Fair Market Value of such shares), as determined by the Committee.

(b)

At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Goals established by the Committee are achieved and the percentage of each Performance Award that has been earned.

(c)	Subject to the applicable provisions of the Award Agreement and the Plan, Performance Awards may not be Transferred during the Performance Period.

(d)

The Committee may award Dividend Equivalents with respect to Performance Awards. The entitlements on such Dividend Equivalents shall not be available until the expiration of the applicable Performance Period.

(e)

Following the Committee’s determination in accordance with Section 11(b) the Corporation shall settle Performance Awards, in such form (including, without limitation, in Shares or in cash) as determined by the Committee, in an amount equal to such Participant’s earned Performance Awards. Notwithstanding the foregoing, the Committee may award an amount less than the earned Performance Awards and/or subject the payment of all or part of any Performance Award to additional vesting, forfeiture and deferral conditions as it deems appropriate.

(f)

Subject to the applicable provisions of the Award Agreement and the Plan, on a Participant’s termination of Service for any reason during the Performance Period for a given Performance Award, the Performance Award in question shall vest or be forfeited in accordance with the terms and conditions established by the Committee on the date of the grant of the Performance Award.

(g)

Based on Service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, due to such Service, performance and/or such other factors or criteria relating to the Participant’s performance to date accelerate on a pro rata basis the vesting of all or any part of any Performance Award.

(h)

When and if Performance Awards become payable, a Participant having received the grant of such units shall be entitled to receive payment from the Corporation in settlement of such units in cash, Shares of equivalent value (based on the Fair Market Value, subject to Applicable Law), in some combination thereof, or in any other form determined by the Committee. With respect to any Canadian Participant, the Corporation shall deliver the payout in settlement of any Performance Award to such Canadian Participant by or before December 31 of the third year following the year of the grant.

(i)	No Participant or any other person claiming through a Participant shall be entitled to any benefit hereunder in respect of any Performance Awards prior to the vesting date of such Performance Awards.

12.	Other Stock-Based Awards.

The Committee is authorized, subject to limitations under Applicable Law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent on performance of the Corporation or business units thereof, Shares awarded purely as a bonus and not subject to restrictions or conditions, or any other factors designated by the Committee. The Committee shall, in its discretion, determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 12 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards, notes, or other property, as the Committee shall determine. Unless otherwise determined by the Committee in an Award Agreement, the recipient of an Award under this Section 12 shall not be entitled to receive, currently or on a deferred basis, dividends or Dividend Equivalents in respect of the number of Shares covered by the Award. In all cases, such dividends or Dividend Equivalents would not become payable until the expiration of any applicable performance period.

13.	Effect of Termination of Service on Awards.

(a)

The Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, the circumstances in which Awards shall be exercised, vested, paid, repurchased or forfeited in the event a Participant ceases to provide Service to the Corporation or any Affiliate prior to the end of a performance period or exercise or settlement of such Award.

(b)	Except as otherwise provided in Section 7(d) or by the Committee in an Award Agreement:

(i)

if a Participant resigns their office or employment, or the employment of a Participant is terminated, or a Participant’s contract as a Consultant terminates, only the portion of the Awards (except for Deferred Stock Units granted to Canadian Employee Participants) that has vested and is exercisable at the date of any such resignation or termination may be exercised by the Participant during the period ending 30 days after the date of resignation or termination, as applicable, after which period all Awards expire;

(ii)

if a Participant resigns their office or employment, or the employment of a Participant is terminated, or a Participant’s contract as a Consultant terminates, the portion of the Awards (except for Deferred Stock Units granted to Canadian Employee Participants) that has not vested and is not exercisable at the date of any such resignation or termination shall expire on the date of any such resignation or termination;

(iii)

any Awards (except Deferred Stock Units), whether vested or unvested, shall expire immediately on the Participant being dismissed from their office or employment for cause or on a Participant’s contract as a Consultant being terminated before its normal termination date for cause, including where a participant resigns their office or employment or terminates their contract as a Consultant after being requested to do so by the Corporation as an alternative to being dismissed or terminated by the Corporation for cause.

14.	Change in Control Provisions.

Except as otherwise provided by the Committee in an Award Agreement:

(a)

the occurrence of a Change in Control shall not result in the vesting of unvested Awards nor the lapse of any period of restriction pertaining to any Restricted Stock or Restricted Stock Unit (such Awards collectively referred to as “Unvested Awards”), provided that: (i) such Unvested Awards shall continue to vest in accordance with the Plan and the Award Agreement; (ii) the level of achievement of performance goals prior to the date of the Change in Control shall be based on the actual performance achieved to the date of the Change in Control and the level of achievement of performance goals for the applicable period completed following the date of the Change in Control shall be based on the assumed achievement of 100% of the performance goals; and (iii) any successor entity agrees to assume the obligations of the Corporation in respect of such Unvested Awards.

(b)

For the period of 24 months following a Change in Control, where a Participant’s employment or term of office or engagement is terminated for any reason, other than for cause: (i) any Unvested Awards as at the date of such termination shall be deemed to have vested, and any period of restriction shall be deemed to have lapsed, as at the date of such termination and shall become payable as at the date of termination; and (ii) the level of achievement of Performance Goals for any Unvested Awards that are deemed to have vested pursuant to (i) above, shall be based on the actual performance achieved at the end of the applicable period immediately prior to the date of termination.

(c)

With respect to Awards, other than Options or Deferred Stock Units granted to Canadian Employee Participants, the Committee, in its discretion, may determine that all outstanding Awards shall be cancelled, any vesting terms accelerated and/or any restrictions lapsed on a Change in Control, and if cancelled, that the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreements, shall be paid out in cash in an amount based on the Change in Control Price within a reasonable time subsequent to the Change in Control; provided, however, that no such payment shall be made on account of an Incentive Stock Option using a value higher than the Fair Market Value of the underlying Shares on the date of settlement. For purposes of this Section, “Change in Control Price” shall mean the highest price per Share paid in any transaction related to a Change in Control of the Corporation.

(d)

Notwithstanding the remainder of this Section 14, no cancellation, acceleration of vesting, lapsing of restrictions, payment of an Award, cash settlement or other payment shall occur with respect to any Award, if the Committee, in its discretion, reasonably determines in good faith in connection with a Change in Control that such Award shall be honoured or assumed, or new rights substituted therefor (with such honoured, assumed or substituted Award hereinafter referred to as an “Alternative Award”) by any successor to the Corporation or an Affiliate; provided, however, that any such Alternative Award must: (i) be based on shares that are traded on the Exchange; (ii) provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment; (iii) recognize, for the purposes of vesting provisions, the time that the Award has been held prior to the Change in Control; (iv) have substantially equivalent economic value to such Award (determined prior to the time of the Change in Control); (v) have terms and conditions which provide that in the event that the Participant’s employment with the Corporation, an Affiliate or any successor is involuntarily terminated or constructively terminated at any time within at least 24 months following a Change in Control, any conditions on a

Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be; (vi) with respect to U.S. Participants, comply with Section 409A of the Code; and (vii) be consistent with the requirements of Section 5(d) of the Plan.

(e)

In the event that any accelerated Award vesting or payment received or to be received by a Participant pursuant to the above (the “Benefit”) would: (i) constitute a “parachute payment” within the meaning of and subject to Section 280G of the Code; and (ii) but for this Section, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Benefit shall be reduced to the extent necessary to that no portion of the Benefit shall be subject to the Excise Tax, as determined in good faith by the Committee; provided, however, that if, in the absence of any such reduction (or after such reduction), the Participant believes that the Benefit or any portion thereof (as reduced, if applicable) would be subject to the Excise Tax, the Benefit shall be reduced (or further reduced) to the extent determined by the Committee so that the Excise Tax would not apply. To the extent that such Benefit or any portion thereof is subject to Section 409A of the Code, then such Benefit or portion thereof shall be reduced by first reducing or eliminating any payment or Benefit payable in cash and then any payment or Benefit not payable in cash, in each case in reverse order beginning with payments or Benefits which are to be paid the further in time from the date of a Change in Control. If, notwithstanding any such reduction (or in the absence of such reduction), the Internal Revenue Service (“IRS”) determines that the Participant is liable for Excise Tax as a result of the Benefit, then the Participant shall be obliged to return to the Corporation, within 30 days of such determination by the IRS, a portion of the Benefit sufficient such that none of the Benefit retained by the Participant constitutes a “parachute payment” within the meaning of Section 280G of the Code that is subject to the Excise Tax. In no event shall the Corporation have any obligation to pay any Excise Tax imposed on a Participant or to indemnify a Participant therefor.

(f)

Notwithstanding any other provision of this Plan, this Section shall not apply with respect to any Deferred Stock Units held by a Canadian Participant where such Deferred Stock Units are governed under regulation 6801(d) of the ITA or any successor to such provision.

15.	General Provisions Applicable to Awards.

(a)	The Committee may grant Awards for no cash consideration or for such minimal cash consideration as may be required by Applicable Law.

(b)

The Committee may grant Awards either alone or in addition to or in tandem with any other Award or any award granted under any other plan of the Corporation. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Corporation, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(c)

Subject to the terms of the Plan, payments or transfers to be made by the Corporation on the grant, exercise or payment of an Award may be made in the form of cash, Shares, other securities or other Awards, or any combination thereof, as determined by the Committee at the time of grant, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee and, with respect to U.S. Participants, in compliance with Section 409A of the Code. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest (or no interest) on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

(d)

Except as may be permitted by the Committee in its discretion or as specifically provided in an Award Agreement: (i) no Award or other benefit payable under the Plan shall be Transferable in any manner other than by last will and testament or the law of descent and distribution, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person; and (ii) each Award, and each right under any Award, shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under Applicable Law by the Participant’s guardian or legal representative; provided, however that any assignments or transfers of Incentive Stock Options must comply with the requirements of Code Section 422. The provisions of this Section shall not apply to any Award which has been fully exercised, earned or paid, as the case may be, and shall not preclude forfeiture of an Award in accordance with the terms thereof.

(e)

A Participant may designate a Beneficiary or change a previous beneficiary designation at such times prescribed by the Committee by using forms and following procedures approved or accepted by the Committee for that purpose. If no Beneficiary designated by the Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at the Participant’s death, the Beneficiary shall be the Participant’s estate.

(f)

All certificates for Shares and/or Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or Applicable Law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(g)

All Awards issued pursuant to the Plan which may be denominated or settled in Shares, and all such Shares issued pursuant to the Plan, shall be issued pursuant to the prospectus and registration requirements of Applicable Securities Laws or an exemption from such prospectus and registration requirements.

16.	Amendments and Termination.

(a)

Unless required by Applicable Law, the Board may amend, alter, suspend, discontinue or terminate the Plan and any outstanding Awards granted hereunder, in whole or in part, at any time without notice to or approval by the shareholders of the Corporation, for any purpose whatsoever, provided that where such amendment relates to any outstanding Award and it would:

(i)	materially decrease the rights or benefits accruing to the holder of such Award; or

(ii)	materially increase the obligations of the holder of such Award;

then, unless otherwise excepted out by a provision of this Plan, the Committee must also obtain the written consent of the holder of such Award in question to such amendment. If at the time the exercise price of an Option is reduced the holder of such Option is an Insider of the Corporation, the Insider must not exercise the option at the reduced exercise price until the reduction in exercise price has been approved by the disinterested shareholders of the Corporation, if required by Applicable Law.

(b)

If required by Applicable Law or by the Committee, this Plan may be made subject to the approval of the shareholders of the Corporation as prescribed by Applicable Law. If shareholder approval is required, any Awards granted under this Plan prior to such time will not be exercisable on the Corporation unless and until such shareholder approval is obtained, subject to Applicable Law. Notwithstanding anything contained herein to the contrary, no amendment to the Plan requiring the approval of the shareholders of the Corporation under any Applicable Law shall become effective until such approval is obtained.

17.	Miscellaneous.

(a)

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation; and is not intended to be an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended. With respect to any payment as to which a Participant has a fixed and vested interest, but which are not yet made to a Participant by the Corporation, nothing contained herein shall give any such Participant any right that is greater than those of a general unsecured creditor of the Corporation.

(b)

No employee, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of employees, Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each Participant and such Awards to individual Participants need not be the same in subsequent years. Any Award granted under the Plan shall be a one-time Award which does not constitute a promise of future grants. The Corporation shall have the right to make available future grants hereunder.

(c)

The Corporation or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Corporation or Affiliate, an amount sufficient to satisfy federal, provincial, state, local and foreign taxes (including the Participant’s FICA, Canada Pension Plan contributions, employment tax, Employment Insurance (Canada) premiums, or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of the Plan. The Committee, in its discretion and in satisfaction of the foregoing requirement, may withhold, or allow a Participant to elect to have the Corporation withhold, Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, provincial, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Committee shall determine the Fair Market Value of the Shares, consistent with applicable provisions of the Plan, the Code and the ITA, for tax withholding obligations due in connection with a broker-assisted net settlement (described in Section 7(f)) involving the sale of Shares to pay the Option exercise price or any tax withholding obligation.

(d)

Nothing contained in the Plan shall prevent the Corporation from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(e)

The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or to continue to provide Services to, the Corporation or any Affiliate. Further, the Corporation or the applicable Affiliate may at any time dismiss a Participant, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement or in any other agreement binding the parties. The receipt of any Award under the Plan is not intended to confer any rights on the receiving Participant except as set forth in such Award.

(f)

If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any person or Award, or would disqualify the Plan or any Award under any Applicable Law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to Applicable Laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(g)

Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Corporation pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

(h)

Unless otherwise determined by the Committee, as long as the Common Shares are listed on the Exchange, the issuance of Common Shares pursuant to an Award shall be conditioned on such shares being listed on the Exchange. The Corporation shall have no obligation to issue such Common Shares unless and until such Common Shares are so listed. If at any time counsel to the Corporation shall be of the opinion that any sale or delivery of Shares pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Corporation under the statutes, rules or regulations of any applicable jurisdiction, the Corporation shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration with respect to Shares or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or shall not result in the imposition of excise taxes on the Corporation. A Participant shall be required to supply the Corporation with certificates, representations and information that the Corporation requests and otherwise cooperate with the Corporation in obtaining any listing, registration, qualification, exemption, consent or approval the Corporation deems necessary or appropriate.

(i)

No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Corporation or its Affiliates nor affect any benefit under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

(j)

Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder of the Corporation with respect to Shares covered by any Award until the Participant becomes the record owner of such Shares.

(k)

The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the executor, administrator or trustee of the estate of such Participant. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Corporation, its Affiliates and their employees, agents and representatives with respect thereto.

18.	Effective Date of the Plan.

The Plan shall be effective as of the Effective Date, which is the date of adoption by the Board, subject to the approval of the Plan by the shareholders of the Corporation in accordance with the requirements of Applicable Law.

19.	Term of the Plan.

No Award shall be granted under the Plan after ten years from the Effective Date. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted prior to the date that is ten years from the Effective Date may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

20.	Section 409A of the Code.

(a)

The Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that shall comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. The Corporation shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Corporation and, in the event that any amount or benefit under the Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected Participants and not with the Corporation. Notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from Service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six months following such separation from Service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) on expiration of such delay period.

(b)	Notwithstanding the foregoing, the Corporation does not make any representation to any Participant or Beneficiary as to the tax consequences of any Awards made pursuant to this Plan, and the Corporation shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur as a result of the grant, vesting, exercise or settlement of an Award under this Plan.

21.	Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the Province of British Columbia.

22.	Insider Limitation.

Subject to the terms of the Plan and unless permitted by Applicable Law, the Corporation shall not grant Awards under the Plan to an employee or Consultant of the Corporation who is an investor relations person of the Corporation, an Associated Consultant of the Corporation, an Executive Officer of the Corporation, a director of the Corporation, or a Permitted Assign of those persons if, after the distribution:

(a)	the number of securities, calculated on a fully diluted basis, reserved for issuance under any Security Based Compensation Arrangement granted to:

(i)	Related Persons, exceeds 10% of the outstanding securities of the Corporation, or

(ii)	a Related Person, exceeds 5% of the outstanding securities of the Corporation, or

(b)	the number of securities, calculated on a fully diluted basis, issued within 12 months to:

(i)	Related Persons, exceeds 10% of the outstanding securities of the Corporation, or

(ii)	a Related Person and the Associates of the Related Person, exceeds 5% of the outstanding securities of the Corporation.